                                            REGISTRATION NO. 333-53589/811-08789

                                    FORM N-1A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

                                   Pre-Effective Amendment No.               [ ]
                                   Post-Effective Amendment No.  10          [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

                                   Amendment No.  12                         [X]

--------------------------------------------------------------------------------
                                VALIC Company II
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              NORI L. GABERT, ESQ.
                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (713.831.5165)
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          THE CORPORATION TRUST COMPANY
                              300 EAST LOMBARD ST.
                            BALTIMORE, MARYLAND 21202
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Copy to:
                              DAVID M. LEAHY, ESQ.
                            SULLIVAN & WORCESTER LLP
                               1666 K STREET, N.W.
                             WASHINGTON, D.C. 20006
--------------------------------------------------------------------------------

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)


[ ] on (date), pursuant to paragraph (b)
[X] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date), pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                VALIC COMPANY II
                               2929 Allen Parkway
                              Houston, Texas 77019


                               December 31, 2004


VALIC Company II ("Series Company") is a mutual fund made up of 15 separate Funds (the "Funds"). Each of the Funds has a different investment objective. Each Fund is explained in more detail on its Fact Sheet contained in this Prospectus.

                        Aggressive Growth Lifestyle Fund
                           Capital Appreciation Fund
                       Conservative Growth Lifestyle Fund
                                 Core Bond Fund
                              High Yield Bond Fund
  International Small Cap Equity Fund (formerly, International Growth II Fund)
                              Large Cap Value Fund
                              Mid Cap Growth Fund
                               Mid Cap Value Fund
                         Moderate Growth Lifestyle Fund
                              Money Market II Fund
                             Small Cap Growth Fund
                              Small Cap Value Fund
                           Socially Responsible Fund
                              Strategic Bond Fund

THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS


TOPIC                                                          PAGE
-----                                                          ----
COVER PAGE..................................................     1
WELCOME.....................................................     3
ABOUT THE FUNDS.............................................     3
ABOUT THE LIFESTYLE FUNDS...................................     3
FUND FACT SHEETS............................................     4
  Aggressive Growth Lifestyle Fund..........................     4
  Capital Appreciation Fund.................................     7
  Conservative Growth Lifestyle Fund........................     9
  Core Bond Fund............................................    11
  High Yield Bond Fund......................................    13
  International Small Cap Equity Fund.......................    15
  Large Cap Value Fund......................................    17
  Mid Cap Growth Fund.......................................    19
  Mid Cap Value Fund........................................    21
  Moderate Growth Lifestyle Fund............................    23
  Money Market II Fund......................................    26
  Small Cap Growth Fund.....................................    27
  Small Cap Value Fund......................................    29
  Socially Responsible Fund.................................    31
  Strategic Bond Fund.......................................    33
EXPENSE SUMMARY.............................................    35
INVESTMENT GLOSSARY.........................................    37
  American Depositary Receipts..............................    37
  Asset-Backed Securities...................................    37
  Credit Default Swaps......................................    37
  Derivatives...............................................    37
  Diversification...........................................    37
  Equity Securities.........................................    37
  Exchange Traded Funds.....................................    37
  Fixed Income Securities...................................    37
  Foreign Currency..........................................    38
  Foreign Securities........................................    38
  Illiquid Securities.......................................    38
  Lending Portfolio Securities..............................    39
  Loan Participations and Assignments.......................    39
  Money Market Securities...................................    39
  Mortgage-Related Securities...............................    39
  Repurchase Agreements.....................................    39
  Reverse Repurchase Agreements, Dollar Rolls and
     Borrowings.............................................    40
  When-Issued Securities....................................    40
ABOUT PORTFOLIO TURNOVER....................................    40
ABOUT THE SERIES COMPANY'S MANAGEMENT.......................    40
  Investment Adviser........................................    40
  Investment Sub-Advisers...................................    40
     AIG Global Investment Corp.............................    41
     AIG SunAmerica Asset Management Corp...................    42
     A I M Capital Management, Inc..........................    42
     Banc One Investment Advisors Corporation...............    42
     Credit Suisse Asset Management, LLC....................    42
     Franklin Advisers, Inc.................................    43
     SSgA Funds Management, Inc.............................    43
     Wellington Management Company, LLP.....................    43
  How VALIC is Paid for Its Services........................    43
ACCOUNT INFORMATION.........................................    44
  Series Company Shares.....................................    44
  Buying and Selling Shares.................................    44
  Frequent or Short-Term Trading............................    44
  How Shares are Valued.....................................    45
  Dividends and Capital Gains...............................    45
  Tax Consequences..........................................    45
  Portfolio Holdings........................................    45
FINANCIAL HIGHLIGHTS........................................    46
INTERESTED IN LEARNING MORE.................................    61

WELCOME
--------------------------------------------------------------------------------

This prospectus provides you with information you need to know before investing in the Series Company. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words "you" and "your" mean the participant. "VALIC" means The Variable Annuity Life Insurance Company, the investment adviser to the Series Company.

Individuals can't invest in these Funds directly. Instead, they participate through an annuity contract or variable life policy (collectively, the "Contracts" and each a "Contract") with VALIC or one of its affiliates, or through certain employer-sponsored retirement plans (primarily, but not exclusively, governmental plans; collectively, the "Plans" and each a "Plan") to which plan services are provided by VALIC or one of its affiliates.

All inquiries regarding this prospectus and annuity contracts issued by VALIC should be directed, in writing, to VALIC Client Services, A3-01, 2929 Allen Parkway, Houston, Texas 77019, or by calling 1-800-448-2542.

ABOUT THE FUNDS
--------------------------------------------------------------------------------

The investment objective and strategies for each of the Funds in this prospectus are non-fundamental and may be changed by the Series Company's Board of Trustees without investor approval. Investors will be given written notice in advance of any change to a Fund's investment objective. In addition, all of the Funds other than the Aggressive Growth Lifestyle Fund, Capital Appreciation Fund, Conservative Growth Lifestyle Fund and Moderate Growth Lifestyle Fund have investment strategies which require 80% of each Fund's assets to be invested consistently with its name. The Series Company may change these strategies without investor approval; however, investors will receive 60 days notice prior to any such change.


From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. There is no limit on Fund investments in money market securities for temporary defensive purposes. If a Fund takes such a temporary defensive position, it may not achieve its investment objective.



All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.



ABOUT THE LIFESTYLE FUNDS

--------------------------------------------------------------------------------


The Series Company offers three Lifestyle Funds: the Aggressive Growth Lifestyle Fund, the Moderate Growth Lifestyle Fund, and the Conservative Growth Lifestyle Fund. Each of the Lifestyle Funds is a "fund of funds." A "fund of funds" is a term used to describe a mutual fund that pursues its objective by investing in other mutual funds (the "Underlying Funds"), rather than in individual stocks or bonds. An investor in a Lifestyle Fund pays the expenses of the Lifestyle Fund and indirectly pays a proportionate share of the expenses of the Underlying Funds.



In determining which Lifestyle Fund is appropriate for you, you should consider your risk tolerance, investment goals, investment time horizon and financial circumstances. You should reconsider these factors from time-to-time to determine whether one of the Lifestyle Funds more accurately reflects your then current investment style and life stage. The allocation to stocks and bonds in each Lifestyle Fund reflects its greater or lesser emphasis on pursuing current income or capital growth and its risk tolerance.



The Aggressive Growth Lifestyle Fund primarily invests in Underlying Funds that invest in common stocks, which may provide capital growth, but may expose the Fund to greater market risk and higher volatility than the other Lifestyle Funds. The Conservative Growth Lifestyle Fund invests a significant portion of its assets in Underlying Funds that invest in fixed income securities (such as bonds, U.S. government issued securities, and mortgage-backed and asset-backed securities), which are more likely to generate current income, and may expose the Fund to less risk and volatility and less opportunity for capital growth than the other Lifestyle Funds. The Moderate Growth Lifestyle Fund invests in Underlying Funds that invest in both equity securities and fixed income securities, which may expose the Fund to a moderate level of risk when compared to the other Lifestyle Funds.

AGGRESSIVE GROWTH LIFESTYLE FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")


INVESTMENT OBJECTIVE


The Fund seeks growth through investments in a combination of the Funds of the Series Company and VALIC Company I, another mutual fund managed by VALIC ("Underlying Funds").



To help determine whether the Fund or another Lifestyle Fund is an appropriate investment for you, please see "About the Lifestyle Funds" on page 3.



INVESTMENT STRATEGY


As a "fund of funds," the Fund's principal investment strategy is to allocate assets among a combination of the Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). The Fund uses asset allocation strategies to determine how much to invest in the Underlying Funds.



Generally, the Fund invests a larger portion of its assets in Underlying Funds that invest in securities with a greater opportunity for capital growth, such as stocks, and generally has a higher level of risk than the Moderate Growth Lifestyle Fund and the Conservative Growth Lifestyle Fund. The Fund's indirect holdings are primarily in equity securities of domestic and foreign companies of any market capitalization, and fixed income securities of domestic issuers. A portion of the Fund's indirect holdings may also include fixed income securities of foreign issuers and derivatives (such as futures and options).



Asset allocation is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your personal investment goals, time horizons and risk tolerance. The projected asset allocation ranges for this Fund are as follows: international equity securities (15%-35%), domestic equity securities (60%-80%) and bonds (5%-15%). The chart below reflects the Fund's investments in the Underlying Funds as of August 31, 2004:


------------------------------------------------------------------


FUND                                      PERCENTAGE
----                                      ----------
Large Cap Value Fund                        30.4%
Capital Appreciation Fund                   29.6%
International Small Cap Equity Fund         26.0%
Core Bond Fund                               5.5%
Mid Cap Growth Fund                          2.9%
Mid Cap Value Fund                           2.9%
Small Cap Value Fund                         1.4%
Small Cap Growth Fund                        1.3%


------------------------------------------------------------------


This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. The sub-adviser has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund's investment objective. The sub-adviser may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.



The Fund is non-diversified, which means that it can invest a larger portion of its assets in the stock of a single company (e.g., one of the Underlying Funds) than can some other mutual funds.


INVESTMENT RISK

As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks associated with the Underlying Funds as presented alphabetically, the value of your investment may fluctuate:



Active Trading Risk: A strategy used whereby the Underlying Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Underlying Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section, we provide the Fund's, as well as the Underlying Funds', portfolio turnover rate for each of the last five years.


Credit Risk: The risk that an issuer of a fixed income security owned by the Underlying Funds may be unable to make interest or principal payments.

Currency Risk: Because the Underlying Funds' foreign investments are generally held in foreign currencies, the Underlying Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives by the Underlying Funds involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Underlying Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Underlying Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities by the Underlying Funds involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in

AGGRESSIVE GROWTH LIFESTYLE FUND
--------------------------------------------------------------------------------

foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Investments in even well-established growth stock by the Underlying Funds can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of an Underlying Fund's interest-paying fixed income securities.


Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Underlying Funds' value may not rise as much as the value of funds that emphasize smaller capitalization companies.


Management Risk: The risk that the sub-adviser's selection of the Underlying Funds, and the allocation and reallocation of Fund assets among the Underlying Funds, may not produce the desired result.

Market Risk: The Underlying Funds' share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Underlying Funds may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Funds' investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.


Non-Diversification Risk: As a non-diversified fund, the Fund may concentrate its assets in a smaller number of investments and the Fund's risk is increased because the effect of each holding on the Fund's performance is greater. The Underlying Funds are diversified funds, except for 3 Funds in VALIC Company I:
Health Sciences, International Government Bond, and Nasdaq-100 Index Funds.



Small-Cap and Mid-Cap Companies Risk: The Fund invests in Underlying Funds that invest in stocks of smaller companies and, to a lesser extent, mid-cap companies, that may be more volatile than, and not as readily marketable as, those of larger companies.



PERFORMANCE INFORMATION

------------------------------------------------------------------

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index as well as a blended index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

AIGGIC was added as sub-adviser effective January 1, 2002. Prior to this date, VALIC managed the Fund.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1999                                             29.99%
2000                                             -6.49%
2001                                            -12.47%
2002                                            -18.46%
2003                                             29.36%

------------


For the year-to-date through September 30, 2004, the Fund's return was 1.23%.



Best quarter:  21.90%, quarter ending December 31, 1999


Worst quarter:  -16.56%, quarter ending September 30, 2001

AGGRESSIVE GROWTH LIFESTYLE FUND
--------------------------------------------------------------------------------

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index and a blended index which is described below. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. No sales charges have been applied to the S&P 500 Index, and an investor cannot invest directly in it.

------------------------------------------------------------------

                                                  SINCE INCEPTION
AS OF DECEMBER 31, 2003        1 YEAR   5 YEARS     (9/21/1998)
-----------------------        ------   -------   ---------------
Aggressive Growth Lifestyle    29.36%    2.33%         5.44%
Blended Index                  30.42%    1.13%         4.49%(1)
S&P 500 Index                  28.67%   -0.57%         3.04%

------------------------------------------------------------------
(1) Reflects returns from 10/1/98 to 12/31/03; benchmark value is only published at the end of the month.

BLENDED INDEX INFORMATION

The blended index of the Fund consists of a combination of the Dow Jones Wilshire 5000 Total Market Index ("Wilshire")(65%), Morgan Stanley Capital International(R) Europe, Australasia, Far East ("EAFE") Index (25%), and Lehman Brothers U.S. Aggregate Index (10%). The EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks. Wilshire measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index. The Lehman Brothers U.S. Aggregate Index represents securities that are domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

CAPITAL APPRECIATION FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
Credit Suisse Asset Management, LLC ("CSAM")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation by investing primarily in a broadly diversified portfolio of stocks and other equity securities of U.S. companies.

INVESTMENT STRATEGY
The Fund invests in the following types of equity securities of U.S. issuers: common stocks, rights and warrants, securities convertible into or exchangeable for common stocks, and depositary receipts relating to equity securities.

The sub-adviser seeks to identify growth opportunities for the Fund. The sub-adviser looks for sectors and companies that it believes will outperform the overall market. The sub-adviser also looks for themes or patterns that it generally associates with growth companies, such as: significant fundamental changes, including changes in senior management; generation of a large free cash flow; proprietary products and services; and company share-buyback programs. The sub-adviser selects growth companies whose stocks appear to be available at a reasonable price relative to projected growth.

The Fund may invest up to 20% of total assets in the equity securities of foreign issuers.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.


The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.



INVESTMENT RISK


As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:



Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section, we provide the Fund's portfolio turnover rate for each of the last five years.


Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Prior to January 1, 2002, the Fund was sub-advised by Goldman Sachs Asset Management. CSAM assumed sub-advisory duties January 1, 2002.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1999                                             35.44%
2000                                            -22.63%
2001                                            -21.46%
2002                                            -30.74%
2003                                             25.96%

------------

For the year-to-date through September 30, 2004, the Fund's return was -1.47%.

Best quarter:  23.01%, quarter ending December 31, 1999

Worst quarter:  -21.96%, quarter ending March 31, 2001

This table compares the Fund's average annual returns to the returns of the Fund's index, the Russell 1000(R) Growth Index, a broad-based securities market index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

------------------------------------------------------------------

                                                  SINCE INCEPTION
   AS OF DECEMBER 31, 2003     1 YEAR   5 YEARS     (9/21/1998)
   -----------------------     ------   -------   ---------------
Capital Appreciation           25.96%   -6.41%        -2.33%
Russell 1000 Growth Index      29.75%   -5.11%        -0.55%

------------------------------------------------------------------

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

CONSERVATIVE GROWTH LIFESTYLE FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")


INVESTMENT OBJECTIVE


The Fund seeks current income and low to moderate growth of capital through investments in a combination of the Funds of the Series Company and VALIC Company I, another mutual fund managed by VALIC ("Underlying Funds").



To help determine whether the Fund or another Lifestyle Fund is an appropriate investment for you, please see "About the Lifestyle Funds" on page 3.


INVESTMENT STRATEGY

As a "fund of funds," the Fund's principal investment strategy is to allocate assets among a combination of the Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). The Fund invests a larger portion of its assets in Underlying Funds that invest in securities that generate current income, and generally has a lower risk level than the Aggressive Growth and Moderate Growth Lifestyle Funds.



The Fund's indirect holdings are primarily fixed income securities of domestic and foreign issuers and in equity securities of domestic companies of any market capitalization, equity securities of foreign large- and small-capitalization companies, and fixed income securities of foreign and domestic issuers. The Underlying Funds also invest, to a limited extent, in derivatives (such as futures and options) and lower rated fixed income securities.



Asset allocation is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your personal investment goals, time horizons and risk tolerance. The projected asset allocation ranges for this Fund are as follows: international equity securities (5%-15%), domestic equity securities (20%-50%), and bonds (45%-65%). The chart below reflects the Fund's investments in the Underlying Funds as of August 31, 2004:


------------------------------------------------------------------


FUND                                      PERCENTAGE
----                                      ----------
Core Bond Fund                               47.0%
Large Cap Value Fund                         19.9%
Capital Appreciation Fund                    19.4%
International Small Cap Equity Fund           8.2%
Mid Cap Growth Fund                           1.9%
Mid Cap Value Fund                            1.9%
Small Cap Growth Fund                         0.9%
Small Cap Value Fund                          0.8%


------------------------------------------------------------------


This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. The sub-adviser has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund's investment objective. The sub-adviser may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.



The Fund is non-diversified, which means that it can invest a larger portion of its assets in the stock of a single company (e.g., one of the Underlying Funds) than can some other mutual funds.


INVESTMENT RISK

As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks associated with the Underlying Funds as presented alphabetically, the value of your investment may fluctuate:


Credit Risk: The risk that an issuer of a fixed income security owned by the Underlying Funds may be unable to make interest or principal payments.

Currency Risk: Because the Underlying Funds' foreign investments are generally held in foreign currencies, the Underlying Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives by the Underlying Funds involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Underlying Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Underlying Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities by the Underlying Funds involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Investments in even well-established growth stocks by the Underlying Funds can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of an Underlying Fund's interest-paying fixed income securities.

Management Risk: The risk that the sub-adviser's selection of the Underlying Funds, and the allocation and reallocation of Fund assets among the Underlying Funds, may not produce the desired result.

CONSERVATIVE GROWTH LIFESTYLE FUND
--------------------------------------------------------------------------------

Market Risk: The Underlying Funds' share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Underlying Funds may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Funds' investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.


Non-Diversification Risk: As a non-diversified fund, the Fund may concentrate its assets in a smaller number of investments and the Fund's risk is increased because the effect of each holding on the Fund's performance is greater. The Underlying Funds are diversified funds, except for 3 Funds in VALIC Company I:
Health Sciences, International Government Bond, and Nasdaq-100 Index Funds.


Prepayment Risk: The risk that issuers of fixed-income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Underlying Funds to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Underlying Funds.


Risk of Lower Rated Fixed-Income Securities: A portion of the Fund's investments may be in high yielding, high risk fixed-income securities, commonly referred to as junk bonds, that are regarded as predominantly speculative with respect to an issuer's continuing ability to meet principal and interest payments. Investment in lower rated fixed-income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.



Small-Cap and Mid-Cap Companies Risk: The Fund invests in Underlying Funds that invest in stocks of smaller companies and, to a lesser extent, mid-cap companies, that may be more volatile than, and not as readily marketable as, those of larger companies.


PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index as well as a blended index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

AIGGIC was added as sub-adviser effective January 1, 2002. Prior to this date, VALIC managed the Fund.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1999                                             13.32%
2000                                              3.10%
2001                                             -1.73%
2002                                             -5.04%
2003                                             17.12%

------------

For the year-to-date through September 30, 2004, the Fund's return was 2.06%.

Best quarter:  11.58%, quarter ending December 31, 1999

Worst quarter:  -6.15%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the Fund's benchmark and the S&P 500(R) Index. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. No sales charges have been applied to the S&P 500 Index, and an investor cannot invest directly in it.

------------------------------------------------------------------

                                                  SINCE INCEPTION
AS OF DECEMBER 31, 2003        1 YEAR   5 YEARS     (9/21/1998)
-----------------------        ------   -------   ---------------
Conservative Growth Lifestyle  17.12%    5.01%         7.31%
Blended Index                  17.86%    3.90%         5.71%(1)
S&P 500 Index                  28.67%   -0.57%         3.04%

------------------------------------------------------------------
(1) Reflects returns from 10/1/98 to 12/31/03; benchmark value is only published at the end of the month.

BLENDED INDEX INFORMATION

The blended index of the Fund consists of a combination of the Dow Jones Wilshire 5000 Total Market Index ("Wilshire") (42%), Morgan Stanley Capital International(R) Europe, Australasia, Far East ("EAFE") Index (8%), and Lehman Brothers U.S. Aggregate Index (50%). The EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large cap stocks. Wilshire measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index. The Lehman Brothers U.S. Aggregate Index represents securities that are domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

CORE BOND FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks the highest possible total return consistent with conservation of capital through investments in medium to high quality fixed-income securities.

INVESTMENT STRATEGY

The Fund invests, under normal circumstances, at least 80% of net assets in medium to high quality fixed-income securities, including corporate debt securities of domestic and foreign companies, or in securities issued or guaranteed by the U.S. Government, mortgage-backed or asset-backed securities.


U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

"Net assets" will take into account borrowing for investment purposes. A portion of the 80% may also be invested in U.S. dollar-denominated fixed-income securities issued by foreign issuers, although the Fund currently intends to limit these investments to no more than 40% of its total assets. These fixed-income securities are rated investment grade or higher. However, the sub-adviser is not required to dispose of a security if its rating is downgraded.

Up to 20% of the Fund's total assets may be invested in lower quality domestic or U.S. dollar-denominated fixed-income securities, rated below Baa3 by Moody's Investor Services, Inc. ("Moody's") and BBB- by Standard & Poor's Corporation ("S&P").

Up to 20% of the Fund's net assets may be invested in interest-bearing short-term investments, such as commercial paper, bankers' acceptances, bank certificates of deposit, and other cash equivalents and cash. Equity securities, including common or preferred stocks, convertible securities, and warrants, may comprise up to 20% of the Fund's net assets.


Up to 10% of the Fund's net assets may be invested in credit default swaps. A credit default swap is a transaction involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security.



The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions. Consequently, the Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.


INVESTMENT RISK

As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:



Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section, we provide the Fund's portfolio turnover rate for each of the last five years.


Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

CORE BOND FUND
--------------------------------------------------------------------------------

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Prepayment Risk: The risk that issuers of fixed-income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.


Risk of Lower Rated Fixed-Income Securities: A portion of the Fund's investments may be in high yielding, high risk fixed-income securities, commonly referred to as junk bonds, that are regarded as predominantly speculative with respect to an issuer's continuing ability to meet principal and interest payments. Investment in lower rated fixed-income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.


PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Prior to January 1, 2002, the Fund was sub-advised by American General Investment Management, L.P. AIGGIC assumed sub-advisory duties January 1, 2002.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1999                                             -1.15%
2000                                              8.49%
2001                                              6.78%
2002                                              8.88%
2003                                              4.01%

------------

For the year-to-date through September 30, 2004, the Fund's return was 3.19%.

Best quarter:  4.43%, quarter ending September 30, 2002

Worst quarter:  -1.42%, quarter ending June 30, 1999

This table compares the Fund's average annual returns to the returns of the Fund's index, the Lehman Brothers U.S. Aggregate Index, a broad-based securities market index. No sales charges have been applied to the index, and an investor cannot invest directly in it.
------------------------------------------------------------------

                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2003       1 YEAR   5 YEARS     (9/21/1998)
-----------------------       ------   -------   ----------------
Core Bond                      4.01%    5.33%         5.43%
Lehman Brothers Aggregate
  Index                        4.10%    6.62%         6.55%

------------------------------------------------------------------

The Lehman Brothers Aggregate Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

HIGH YIELD BOND FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks the highest possible total return and income consistent with conservation of capital through investment in a diversified portfolio of high yielding, high risk fixed-income securities.

INVESTMENT STRATEGY
At least 80% of the Fund's net assets are invested, under normal circumstances, in below-investment grade junk bonds. These high yielding, high risk fixed-income securities are rated below Baa3 by Moody's and BBB- by S&P. Up to 15% can be rated below Caa3 by Moody's or CCC- by S&P. The Fund may also invest up to 35% of total assets in below-investment grade foreign fixed-income securities. "Net assets" will take into account borrowing for investment purposes.

To balance this risk, the Fund may invest up to 20% of net assets in investment grade fixed-income securities, those rated Baa3 or higher by Moody's and BBB- or higher by S&P. In addition, the Fund may invest up to 15% of total assets in zero coupon securities (securities not paying current cash interest), and up to 20% of net assets in equity securities. Equity securities includes common or preferred stocks, warrants, and convertible securities.


The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.


INVESTMENT RISK

As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:



Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section, we provide the Fund's portfolio turnover rate for each of the last five years.


Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.


Risk of Lower Rated Fixed-Income Securities: The Fund's investments will be in high yielding, high risk fixed-income securities, commonly referred to as junk bonds, that are regarded as predominantly speculative with respect to an issuer's continuing ability to meet principal and interest payments. Investment in lower rated fixed-income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Prior to January 1, 2002, the Fund was sub-advised by American General Investment Management, L.P. AIGGIC assumed sub-advisory duties January 1, 2002 with the same portfolio managers managing the Fund.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1999                              2.94%
2000                             -5.99%
2001                              6.01%
2002                             -1.82%
2003                             29.98%

------------

For the year-to-date through September 30, 2004, the Fund's return was 6.44%.

Best quarter:  10.38%, quarter ending June 30, 2003

Worst quarter:  -7.59%, quarter ending December 31, 2000

This table compares the Fund's average annual returns to the returns of the Fund's index, the Citigroup High-Yield Market Index, a broad-based securities market index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

------------------------------------------------------------------

                                                     SINCE
                                                   INCEPTION
AS OF DECEMBER 31, 2003      1 YEAR   5 YEARS     (9/21/1998)
-----------------------      ------   -------   ---------------
High Yield Bond              29.98%    5.53%         6.32%
Citigroup High-Yield Market
  Index                      30.62%    5.41%         5.84%(1)

------------------------------------------------------------------
(1) Reflects returns from 10/1/98 to 12/31/03; benchmark value is only published at the end of the month.

The Citigroup High-Yield Market Index measures the performance of below investment grade debt issued by corporations domiciled in the U.S. or Canada. All of the bonds in such index are publicly placed, have a fixed coupon, and are nonconvertible.

INTERNATIONAL SMALL CAP EQUITY FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation through equity and equity-related investments in small capitalization companies outside the United States.

INVESTMENT STRATEGY
Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity and equity-related securities of small cap companies throughout the world, excluding the United States. The definition of a "small cap company" is dependent on the size of the market. The sub-adviser will determine company size on a country-specific basis. The Fund will invest primarily in small cap companies whose capitalization, at the time of purchase, does not exceed US$3.5 billion.


The Fund is not limited in the amount it invests in any one country. The sub-adviser will try to select a wide range of industries and companies.



Equity securities in which the Fund may invest may include common stocks, preferred stocks, convertible securities and depositary receipts.



Under normal market conditions, the Fund may also invest up to 20% of its net assets in debt securities rated as investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Ratings. Fixed income securities may be denominated in various currencies; however, no more than 20% of the Fund's net assets will be invested in fixed income securities denominated in a currency other than the U.S. dollar or invested in fixed income securities issued by a single foreign government or international organization, such as the World Bank.


INVESTMENT RISK

As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:


Credit Risk: Investing in fixed-income securities involves the risk that the issuer of the fixed income securities owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Developing Country Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing countries, as these markets are generally more volatile than the markets of developed countries.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: Investing in fixed income securities involves the risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed-income securities.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Small Capitalization Company Risk: Investing in small companies involves greater risk than is customarily associated with larger companies, because the small companies offer greater opportunity for capital appreciation. Stock of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their management may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

INTERNATIONAL SMALL CAP EQUITY FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

AIGGIC assumed sub-advisory duties on October 11, 2004. The Fund was sub-advised by Putnam Investment Management, LLC from January 1, 2002 through October 8, 2004. From July 24, 2000 through December 31, 2001, the Fund was sub-advised by Thompson, Siegel & Walmsley, Inc. From inception to July 24, 2000, the Fund was sub-advised by Jacobs Asset Management Inc.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1999                                             56.69%
2000                                            -16.17%
2001                                            -18.95%
2002                                            -17.41%
2003                                             28.04%

------------

For the year-to-date through September 30, 2004, the Fund's return was 1.27%.

Best quarter:  47.20%, quarter ending December 31, 1999

Worst quarter:  -20.66%, quarter ending September 30, 2002


Effective October 11, 2004, the Fund will transition from its current benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index to the EAFE Small Cap Index. The EAFE Small Cap Index better represents the Fund's investment objective and investment strategies and will provide a more accurate comparison of the Fund's performance on a going-forward basis. The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the EAFE Index and the EAFE Small Cap Index. No sales charges have been applied to the index, and an investor cannot invest directly in it.


------------------------------------------------------------------

                                                   SINCE INCEPTION
AS OF DECEMBER 31, 2003         1 YEAR   5 YEARS     (9/21/1998)
-----------------------         ------   -------   ---------------
International Small Cap Equity  28.04%    2.40%         4.49%
EAFE Index                      38.59%   -0.05%         3.59%(1)
EAFE Small Cap Index            57.76%    5.48%         7.80%(1)

------------------------------------------------------------------
(1) Reflects returns from 10/1/98 to 12/31/03; benchmark value is only published at the end of the month.

The EAFE Index is comprised of the 21 Morgan Stanley International country indices and measures the performance of approximately 1,000 large-cap stocks. The EAFE Small Cap Index is made up of 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country in the EAFE Index. MSCI defines the small cap universe as all listed securities that have a market capitalization in the range of US$200-1,500 million.

LARGE CAP VALUE FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
SSgA Funds Management, Inc. ("SSgA FM")

INVESTMENT OBJECTIVE
The Fund seeks to provide total returns that exceed over time the Russell 1000(R) Value Index ("Index") through investment in equity securities.


The Index is a sub-index of the Russell 3000(R) Index. The Russell 3000(R) Index follows the 3,000 largest U.S. companies, based on total market capitalization. The Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, focusing on those with lower price-to-book ratios and lower forecasted growth values. As of November 30, 2004, the Index had a total market capitalization range of approximately $531 million to $373 billion.


INVESTMENT STRATEGY
The Fund invests, under normal circumstances, at least 80% of net assets in a portfolio comprised of equity securities of large market capitalization companies traded in the U.S. that are deemed to be attractive by the portfolio management team. "Net assets" will take into account borrowing for investment purposes. The sub-adviser uses a systematic investment process that incorporates multiple, uncorrelated security evaluation measures aimed at identifying and exploiting misvaluations within the large cap equity market defined above. The sub-adviser's team attempts to apply this process in an objective, risk-controlled manner with a long-term investment perspective.

The constructed portfolio is well-diversified, maintaining industry and sector exposures and macroeconomic and risk characteristics that are similar to the Index.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.


In addition, the Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.


INVESTMENT RISK

As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:



Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section, we provide the Fund's portfolio turnover rate for each of the last five years.


IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.


Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies.


Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Quantitative Risk: The different factors that go into the quantitative analysis can be changed periodically. The weight of each factor may also change; thus, the analytical model may have different historical or future performance compared to the Fund.

Value Investing Risk: The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1999                                             5.31%
2000                                             5.59%
2001                                            -1.81%
2002                                           -11.99%
2003                                            27.48%

------------

For the year-to-date through September 30, 2004, the Fund's return was 3.08%.

Best quarter:  16.26%, quarter ending June 30, 2003

Worst quarter:  -14.60%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the Fund's index, the Russell 1000(R) Value Index, a broad-based securities market index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

------------------------------------------------------------------

                                                  SINCE INCEPTION
AS OF DECEMBER 31, 2003        1 YEAR   5 YEARS     (9/21/1998)
-----------------------        ------   -------   ---------------
Large Cap Value                27.48%    4.14%         7.02%
Russell 1000 Value Index       30.03%    3.56%         6.33%

------------------------------------------------------------------
The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

MID CAP GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
A I M Capital Management, Inc. ("AIM")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation principally through investments in medium capitalization equity securities, such as common and preferred stocks and securities convertible into common stocks.

INVESTMENT STRATEGY

This Fund invests, under normal circumstances, at least 80% of net assets in the equity securities and equity related instruments of medium capitalization companies. "Net assets" will take into account borrowing for investment purposes. The sub-adviser considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell MidCap(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of November 30, 2004, the Russell MidCap Index had a total market capitalization range of approximately $531 million to $25.5 billion.


The sub-adviser seeks to achieve capital appreciation through an opportunistic investment strategy with a growth bias. The core of the Fund's portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions and other factors that the sub-adviser believes will lead to rapid sales or earnings growth.


The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions. Consequently, the Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.


The sub-adviser uses a "bottom up" approach to select specific investments, employing analysis that contains elements of traditional dividend discount and earnings yield models, establishes predicted relative valuation for equity and fixed-income markets, and determines the attractiveness of individual securities through evaluation of growth and risk characteristics of the underlying company relative to the overall equity market. Although the Fund's portfolio securities generally will be acquired for the long term, they may be sold under some of the following circumstances when the sub-adviser believes that: a) the anticipated price appreciation has been achieved or is no longer probable; b) alternative investments offer superior total return prospects; or c) fundamentals change adversely.

Up to 20% of the Fund's net assets may be invested in other domestic equity securities, including common and preferred stocks, convertible securities and bonds. The Fund may invest up to 25% of its total assets in foreign securities. The Fund may purchase ADRs but does not consider ADRs or Canadian securities to be foreign securities.

While the Fund generally invests in mid-sized companies, the Fund sometimes invests in the securities of smaller companies. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies, and the price of Fund shares tends to fluctuate more than it would if the Fund invested in the securities of larger companies.

The Fund may participate in the initial public offering (IPO) market in some market cycles. Because of the Fund's small asset base, any investment the Fund may make in IPOs may significantly affect the Fund's total return. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the Fund's total return.


INVESTMENT RISK


As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:



Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section, we provide the Fund's portfolio turnover rate for each of the last five years.


Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more

MID CAP GROWTH FUND
--------------------------------------------------------------------------------

limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Medium Capitalization Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

Small Capitalization Company Risk: Investing in small companies involves greater risk than is customarily associated with larger companies because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

AIM assumed sub-advisory duties on October 20, 2004. Prior to this, INVESCO Institutional (N.A.), Inc. was the Fund's sub-advisor from May 1, 2004. From September 29, 2000 to May 1, 2004, the Fund was sub-advised by INVESCO Funds Group. From inception to September 29, 2000, Brown Capital Management Inc. was the Fund's sub-adviser.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1999                                              6.42%
2000                                              0.34%
2001                                            -30.45%
2002                                            -30.23%
2003                                             38.44%

------------

For the year-to-date through September 30, 2004, the Fund's return was -0.80%.

Best quarter:  29.78%, quarter ending December 31, 2001

Worst quarter:  -33.11%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the Fund's index, the Russell MidCap(R) Growth Index, a broad-based securities market index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

------------------------------------------------------------------

                                                   SINCE INCEPTION
AS OF DECEMBER 31, 2003         1 YEAR   5 YEARS     (9/21/1998)
-----------------------         ------   -------   ---------------
Mid Cap Growth                  38.44%   -6.43%        -1.85%
Russell MidCap(R) Growth Index  42.71%    2.01%         6.33%

------------------------------------------------------------------

The Russell MidCap(R) Growth Index measures the performance of those mid cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

MID CAP VALUE FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
Wellington Management Company, LLP ("Wellington Management")

INVESTMENT OBJECTIVE
The Fund seeks capital growth, through investment in equity securities of medium capitalization companies using a value-oriented investment approach.

INVESTMENT STRATEGY

The Fund invests, under normal circumstances, at least 80% of net assets in equity securities of mid-capitalization companies. "Net assets" will take into account borrowing for investment purposes. Mid-capitalization companies include companies with a market capitalization equaling or exceeding $500 million but not exceeding the largest market capitalization of the Russell MidCap(R) Index range. As of November 30, 2004, the largest company in the Russell MidCap(R) Index had a market capitalization of approximately $25.4 billion. Companies falling within the lower end of this range may be considered small cap companies. The Fund may invest up to 20% of its total assets in foreign securities.


The Fund's investment strategy employs a contrarian approach to stock selection (investing in stocks that may be out of favor in the marketplace), favoring securities that appear to be undervalued in the marketplace. The sub-adviser conducts extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Fundamental analysis consists of review of a company's business prospects, including its financial strength, business plans, industry, position and management experience. Valuation techniques are a key component of the Fund's investment approach. The sub-adviser assesses a stock's value on three primary criteria: the issuer's earnings power, the company's growth potential and the stock's price-to-earnings ratio. Stocks are selected from those issuers that have the most compelling blend of high fundamental investment value, a strong management team, and strong industry position.


INVESTMENT RISK


As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:


Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Medium Capitalization Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

Small Capitalization Company Risk: Investing in small companies involves greater risk than is customarily associated with larger companies because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Value Investing Risk: The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

MID CAP VALUE FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Prior to January 1, 2002, the Fund was sub-advised by Neuberger Berman Management, Inc. Wellington Management assumed sub-advisory duties January 1, 2002.
This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1999                                             22.22%
2000                                             28.97%
2001                                             -1.84%
2002                                            -13.96%
2003                                             43.36%

------------

For the year-to-date through September 30, 2004, the Fund's return was 3.30%.

Best quarter:  21.26%, quarter ending June 30, 2003

Worst quarter:  -19.97%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the Russell 2500(R) Value Index, a broad-based securities market index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

------------------------------------------------------------------

                                                  SINCE INCEPTION
AS OF DECEMBER 31, 2003        1 YEAR   5 YEARS     (9/21/1998)
-----------------------        ------   -------   ---------------
Mid Cap Value                  43.36%   13.80%        16.98%
Russell 2500 Value Index       44.93%   11.93%        13.55%

------------------------------------------------------------------

The Russell 2500 Value Index measures the performance of those Russell 2500 companies (the 2500 smallest companies, by market capitalization in the Russell 3000 Index) with lower price-to-book ratios and lower forecasted growth values. Because many companies are partially allocated to both the Russell 2500 Growth and Russell 2500 Value, the number of securities in both indices will exceed those securities in the Russell 2500. However, the sum of the market capitalization of the Russell 2500 Growth and the Russell 2500 Value will always equal the market capitalization of the Russell 2500 Index. The Russell indices are reconstituted, annually, on June 30th.

MODERATE GROWTH LIFESTYLE FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")


INVESTMENT OBJECTIVE


The Fund seeks growth and current income through investments in a combination of Funds of the Series Company and VALIC Company I, another mutual fund managed by VALIC ("Underlying Funds").



To help determine whether the Fund or another Lifestyle Fund is an appropriate investment for you, please see "About the Lifestyle Funds" on page 3.



INVESTMENT STRATEGY


As a "fund of funds,"the Fund's principal investment strategy is to allocate assets among a combination of the Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). The Fund invests its assets in Underlying Funds that invest in securities that seek growth of capital, such as stocks, and securities that generate current income, such as bonds and U.S. government-issued securities. The Fund generally has a lower level of risk than the Aggressive Growth Lifestyle Fund but a greater level of risk than the Conservative Growth Lifestyle Fund.



The Fund's indirect holdings are primarily domestic and foreign fixed income securities, and equity securities of domestic large-capitalization companies. The Fund's indirect holdings may also include foreign and domestic equity securities of medium- and small-capitalization companies, derivatives (such as futures and options) and lower rated fixed income securities.



Asset allocation is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your personal investment goals, time horizons and risk tolerance. The projected asset allocation ranges for this Fund are as follows: international equity securities (10%-20%), domestic equity securities (35%-65%), and bonds (25%-45%). The chart below reflects the Fund's investments in the Underlying Funds as of August 31, 2004:


------------------------------------------------------------------


                 FUND                     PERCENTAGE
                 ----                     ----------
Core Bond Fund                               26.0%
Large Cap Value Fund                         25.9%
Capital Appreciation Fund                    25.3%
International Small Cap Equity Fund          15.5%
Mid Cap Growth Fund                           2.5%
Mid Cap Value Fund                            2.5%
Small Cap Value Fund                          1.2%
Small Cap Growth Fund                         1.1%


------------------------------------------------------------------


This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. The sub-adviser has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund's investment objective. The sub-adviser may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.



The Fund is non-diversified, which means that it can invest a larger portion of its assets in the stock of a single company (e.g., one of the Underlying Funds) than can some other mutual funds.


INVESTMENT RISK

As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks associated with the Underlying Funds as presented alphabetically, the value of your investment may fluctuate:


Credit Risk: The risk that an issuer of a fixed income security owned by the Underlying Funds may be unable to make interest or principal payments.

Currency Risk: Because the Underlying Funds' foreign investments are generally held in foreign currencies, the Underlying Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives by the Underlying Funds involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Underlying Funds' potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Underlying Funds' derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities by the Underlying Funds involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Investments in even well-established growth stocks by the Underlying Funds can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines.

MODERATE GROWTH LIFESTYLE FUND
--------------------------------------------------------------------------------

Also, medium-sized companies may have greater volatility than larger ones.


Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Underlying Funds' value may not rise as much as the value of funds that emphasize smaller capitalization companies.


Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of an Underlying Fund's interest-paying fixed income securities.

Management Risk: The risk that the sub-adviser's selection of the Underlying Funds, and the allocation and reallocation of Fund assets among the Underlying Funds, may not produce the desired result.

Market Risk: The Underlying Funds' share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Underlying Funds may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Funds' investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.


Non-Diversification Risk: As a non-diversified fund, the Fund may concentrate its assets in a smaller number of investments and the Fund's risk is increased because the effect of each holding on the Fund's performance is greater. The Underlying Funds are diversified funds, except for 3 Funds in VALIC Company I:
Health Sciences, International Government Bond, and Nasdaq-100 Index Funds.


Prepayment Risk: The risk that issuers of fixed-income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Underlying Funds to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Underlying Funds.


Risk of Lower Rated Fixed-Income Securities: A portion of the Fund's investments may be in high yielding, high risk fixed-income securities, commonly referred to as junk bonds, that are regarded as predominantly speculative with respect to an issuer's continuing ability to meet principal and interest payments. Investment in lower rated fixed-income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.



Small-Cap and Mid-Cap Companies Risk: The Fund invests in Underlying Funds that invest in stocks of smaller companies and, to a lesser extent, mid-cap companies, that may be more volatile than, and not as readily marketable as, those of larger companies.


PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

AIGGIC was added as sub-adviser effective January 1, 2002. Prior to this date, VALIC managed the Fund.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1999                                             18.81%
2000                                             -0.57%
2001                                             -5.69%
2002                                            -10.41%
2003                                             23.36%

------------

For the year-to-date through September 30, 2004, the Fund's return was 1.67%.

Best quarter:  15.23%, quarter ending December 31, 1999

Worst quarter:  -11.17%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the Fund's benchmark and the S&P 500(R) Index. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. No sales charges have been applied to the S&P 500 Index, and an investor cannot invest directly in it.

MODERATE GROWTH LIFESTYLE FUND
--------------------------------------------------------------------------------

------------------------------------------------------------------

                                                  SINCE INCEPTION
AS OF DECEMBER 31, 2003        1 YEAR   5 YEARS     (9/21/1998)
-----------------------        ------   -------   ---------------
Moderate Growth Lifestyle      23.36%    4.25%         6.97%
Blended Index                  23.94%    2.58%         5.17%(1)
S&P 500 Index                  28.67%   -0.57%         3.04%

------------------------------------------------------------------
(1) Reflects returns from 10/1/98 to 12/31/03; benchmark value is only published at the end of the month.

BENCHMARK INFORMATION

The blended index of the Fund consists of a combination of the Dow Jones Wilshire 5000 Total Market Index ("Wilshire") (55%), Morgan Stanley Capital International(R) Europe, Australasia, Far East ("EAFE") (15%) Index, and Lehman Brothers U.S. Aggregate Index (30%). The EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large cap stocks. Wilshire measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index. The Lehman Brothers U.S. Aggregate Index represents securities that are domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

MONEY MARKET II FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER

AIG SunAmerica Asset Management Corp. ("SAAMCo")


INVESTMENT OBJECTIVE
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

INVESTMENT STRATEGY
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. In accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"), such securities must mature in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. These practices are designed to minimize any fluctuation in the value of the Fund's portfolio.

The investments this Fund may buy include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

- Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion

- Commercial paper sold by corporations and finance companies

- Corporate debt obligations with remaining maturities of 13 months or less

- Repurchase agreements

- Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund's net assets)

- Asset-backed securities

- Loan participations

- Adjustable rate securities

- Variable rate demand notes

- Illiquid and restricted securities (limited to 10% of the Fund's net assets at all times)

- Rule 144A securities (liquid)
INVESTMENT RISK
Because of the following principal risks, the value of your investment may fluctuate:

- The rate of income varies daily depending on short-term interest rates.

- A significant change in interest rates or a default on a security held by the Fund could cause the value of your investment to decline.

- An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

- Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the 30 Day Certificate of Deposit Primary Offering Rate by New York City Banks ("30 Day CD Rate"). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns since inception of the Fund (September 21, 1998). Charges imposed by the Contracts or Plans that invest in the Fund are not included in calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

SAAMCo was added as sub-adviser effective January 1, 2002. Prior to this date, VALIC managed the Fund.

                                  (BAR CHART)

1999                                              4.76%
2000                                              6.03%
2001                                              3.69%
2002                                              1.26%
2003                                              0.62%

------------

For the year-to-date through September 30, 2004, the Fund's return was 0.50%.

Best quarter:  1.56%, quarter ended December 31, 2000

Worst quarter:  0.13%, quarter ended September 30, 2003

This table compares the Fund's average annual returns to the returns of the 30 Day CD Rate for the periods shown.

------------------------------------------------------------------

                                                  SINCE INCEPTION
AS OF DECEMBER 31, 2003        1 YEAR   5 YEARS     (9/21/1998)
-----------------------        ------   -------   ---------------
Money Market II                0.62%     3.25%         3.40%
30 Day CD Rate                 0.96%     2.90%         2.98%

------------------------------------------------------------------

For more current yield and return information, please call 1-800-448-2542.

SMALL CAP GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
Franklin Advisers, Inc. ("Franklin")

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital growth.

INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 80% of net assets in the equity securities of small capitalization (small cap) companies. "Net assets" will take into account borrowing for investment purposes. For this Fund, small cap companies are those companies with market cap values not exceeding:
(i) $1.5 billion; or (ii) the highest market cap value in the Russell 2000(R) Index; whichever is greater, at the time of purchase. That index consists of 2,000 small companies that have publicly traded securities. The sub-adviser may continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company's market cap value exceeds these small cap measures. The Fund follows a practice of selectively selling investment positions so as to maintain a median market cap value for its portfolio of approximately $1.5 billion or lower.

In addition to the Fund's main investments, the Fund may invest in equity securities of larger companies. When suitable opportunities are available, the Fund may also invest in initial public offerings (IPO's) of securities, and may invest a very small portion of its assets in private or illiquid securities, such as late stage venture capital financings.

The sub-adviser pursues a research driven growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the sub-adviser chooses companies that it believes are positioned for above-average growth in revenues, earnings or assets. The sub-adviser relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysts to evaluate companies for distinct and sustainable competitive advantages, which are likely to lead to growth in earnings and/or share price.


In choosing individual equity investments, the Fund's sub-adviser also considers sectors that have growth potential and fast growing, innovative companies within these sectors. Consequently, the Fund, from time to time, may have significant positions in particular sectors such as electronic technology and technology services. However, the Fund may have no more than 25% of its assets invested in a particular industry.



INVESTMENT RISK


As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:


Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion their share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time. When the Fund's size is smaller, any gains from IPO's will have an exaggerated impact on the Fund's performance than when the Fund is larger. Although IPO investments have had a positive impact on the Fund's performance in the past, there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Sector Risk: Securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.


  - Technology Sector. Technology stocks may react similarly to certain market pressures and events. They may be affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result the Fund's returns may be considerably more volatile than the returns of funds that do not invest in the technology sector.

SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------


  - Electronics Sector. Companies in the electronics sector face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. As a result the Fund's returns may be considerably more volatile than the returns of funds that do not invest in the technology sector.


Small Capitalization Company Risk: Investing in small companies involves greater risk than is customarily associated with larger companies because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Prior to January 1, 2002, the Fund was sub-advised by J.P. Morgan Investment Management, Inc. Franklin assumed sub-advisory duties January 1, 2002.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1999                                             69.79%
2000                                            -21.05%
2001                                            -23.80%
2002                                            -32.79%
2003                                             45.80%

------------

For the year-to-date through September 30, 2004, the Fund's return was -0.19%.

Best quarter:  48.83%, quarter ending December 31, 1999

Worst quarter:  -31.02%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the Fund's index, the Russell 2000(R) Growth Index, a broad-based securities market index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

------------------------------------------------------------------

                                                  SINCE INCEPTION
AS OF DECEMBER 31, 2003        1 YEAR   5 YEARS     (9/21/1998)
-----------------------        ------   -------   ---------------
Small Cap Growth               45.80%    0.02%         4.47%
Russell 2000 Growth Index      48.54%    0.86%         5.04%

------------------------------------------------------------------

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

SMALL CAP VALUE FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
Banc One Investment Advisors Corporation ("Banc One")

INVESTMENT OBJECTIVE
The Fund seeks to provide maximum long-term return, consistent with reasonable risk to principal, by investing primarily in securities of small capitalization companies in terms of revenues and/or market capitalization.

INVESTMENT STRATEGY
The Fund invests, under normal circumstances, at least 80% of net assets in equity securities of small capitalization companies, which are companies whose total market capitalizations range from $100 million to $3 billion at the time of purchase. "Net assets" will take into account borrowing for investment purposes. The sub-adviser will use a value-oriented approach. Companies will be selected based upon such valuation characteristics as price-to-earnings, price-to-book and price-to-cash flow ratios which are at a discount to market averages. The sub-adviser will also evaluate companies based on private market value, balance sheet strength, management depth and quality, market and industry position, normalized return on capital and recent transactions involving similar businesses. Stocks are sold based on price considerations or when they are no longer expected to appreciate in value.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

The Fund may invest up to 25% of net assets in foreign securities.

INVESTMENT RISK

As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:


Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.


Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.


IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Small Capitalization Company Risk: Investing in small companies involves greater risk than is customarily associated with larger companies because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Value Investing Risk: The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

As of January 1, 2002, Banc One assumed active management of the Fund's entire portfolio. The performance shown below reflects that of both the actively and passively managed portions

SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

of the Fund's investment portfolio and includes all advisers. Prior to January 1, 2002, VALIC managed the passively managed portion of the Fund's investment portfolio from September 1, 1999 to December 31, 2001. (VALIC continues to serve as adviser to the Fund.) Prior to this, Bankers Trust Company managed the passively managed portion from September 21, 1998 to August 31, 1999. Prior to January 1, 2002, Fiduciary Management Associates Inc. actively managed the remainder of the Fund's investment portfolio since its inception.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1999                                             -6.57%
2000                                             22.15%
2001                                              7.10%
2002                                            -12.47%
2003                                             39.24%

------------

For the year-to-date through September 30, 2004, the Fund's return was 7.18%.

Best quarter:  19.41%, quarter ending June 30, 2003

Worst quarter:  -21.68%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the Fund's index, the Russell 2000(R) Value Index, a broad-based securities market index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

------------------------------------------------------------------

                                                  SINCE INCEPTION
AS OF DECEMBER 31, 2003        1 YEAR   5 YEARS     (9/21/1998)
-----------------------        ------   -------   ---------------
Small Cap Value                39.24%    8.30%        10.34%
Russell 2000 Value Index       46.03%   12.28%        13.52%

------------------------------------------------------------------

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

SOCIALLY RESPONSIBLE FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks to obtain growth of capital through investment, primarily in equity securities, in companies which meet the social criteria established for the Fund.

INVESTMENT STRATEGY
The Fund invests, under normal circumstances, at least 80% of net assets in the equity securities of U.S. companies meeting the Fund's social criteria. "Net assets" will take into account borrowing for investment purposes. To determine which companies meet the Fund's social criteria, the sub-adviser relies on industry classifications and research services such as the Investor Responsibility Research Center ("IRRC").

The Fund does not invest in companies that are significantly engaged in:

-  the production of nuclear energy;

-  the manufacture of weapons or delivery systems;

-  the manufacture of alcoholic beverages or tobacco products;

-  the operation of gambling casinos; or

- business practices or the production of products that significantly pollute the environment.


The Fund may invest up to 20% of net assets in the securities of other types of companies meeting the social criteria, including foreign securities, preferred stock, convertible securities, and derivatives such as futures and options. All percentages are calculated at the time of purchase.


Since the Fund's definition of social criteria is not "fundamental," the Series Company's Board of Directors may change it without shareholder approval. When deciding to make changes to the criteria, the Board will consider, among other things, new or revised state laws that govern or affect the investments in public funds.

INVESTMENT RISK

As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:


Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.


Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.


Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.


Social Criteria Risk: There is no guarantee that the Fund will achieve capital growth through investments in securities meeting the Fund's social criteria. If a company stops meeting the Fund's social criteria after the Fund invested in it, the Fund will sell these investments, even if this means the Fund loses money. Also, if the Fund changes its social criteria and the companies the Fund has already invested in no longer qualify, the Fund will sell these investments, even if this means the Fund loses money. Social criteria screening will limit the availability of investment opportunities for the Fund more than for funds having no such criteria.

SOCIALLY RESPONSIBLE FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500 Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

AIGGIC was added as sub-adviser effective January 1, 2002. Prior to this date, VALIC managed the Fund.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1999                                            18.09%
2000                                            -9.23%
2001                                           -11.70%
2002                                           -23.37%
2003                                            28.26%

------------

For the year-to-date through September 30, 2004, the Fund's return was 0.65%.

Best quarter:  16.29%, quarter ending June 30, 2003

Worst quarter:  -16.92%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the Fund's index, the S&P 500(R) Index. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. No sales charges have been applied to the S&P 500 Index, and an investor cannot invest directly in it.

------------------------------------------------------------------

                                                  SINCE INCEPTION
AS OF DECEMBER 31, 2003        1 YEAR   5 YEARS     (9/21/1998)
-----------------------        ------   -------   ---------------
Socially Responsible           28.26%   -1.44%         2.15%
S&P 500 Index                  28.67%   -0.57%         3.04%

------------------------------------------------------------------

STRATEGIC BOND FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks the highest possible total return and income consistent with conservation of capital through investment in a diversified portfolio of income producing securities.

INVESTMENT STRATEGY
The Fund invests, under normal circumstances, at least 80% of net assets in a broad range of fixed-income securities, including

- investment grade bonds (rated Baa or higher by Moody's and BBB or higher by S&P)

-  U.S. Government and agency obligations

-  mortgage backed securities

- U.S., Canadian, and foreign high risk, high yield bonds (rated C or higher by Moody's and CC or higher by S&P, or comparable unrated securities)

U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.


"Net assets" will take into account borrowing for investment purposes. Up to 25% of the Fund's total assets may be invested in foreign emerging market debt including, both sovereign and corporate debt rated Ba or higher by Moody's or BB or higher by S&P, and up to an additional 25% in non-U.S. dollar bonds. The Fund may also invest up to 20% of net assets in equity securities, such as common and preferred stocks, convertible securities, and warrants.



The Fund may invest at least 10% of the Fund's net assets in senior secured floating rate loans ("Loans"). The Loans are generally direct debt obligations undertaken by U.S. corporations in connection with recapitalizations, acquisitions, leveraged buy/ outs and refinancings. Additionally, the Fund may invest at least 10% of its total assets in credit default swaps. A credit default swap is a transaction involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security.


INVESTMENT RISK

As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:


Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

STRATEGIC BOND FUND
--------------------------------------------------------------------------------

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.


Risk of Lower Rated Fixed-Income Securities: A portion of the Fund's investments may be in high yielding, high risk fixed-income securities, commonly referred to as junk bonds, that are regarded as predominantly speculative with respect to issuer's continuing ability to meet principal and interest payments. Investment in lower rated fixed-income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.


PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Prior to January 1, 2002, the Fund was sub-advised by American General Investment Management L.P. AIGGIC assumed sub-advisory duties January 1, 2002 with the same portfolio managers managing the Fund.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1999                                             3.85%
2000                                             2.17%
2001                                            10.55%
2002                                             6.60%
2003                                            19.45%

------------

For the year-to-date through September 30, 2004, the Fund's return was 4.43%.

Best quarter:  7.13%, quarter ending June 30, 2003

Worst quarter:  -1.54%, quarter ending June 30, 2002

This table compares the Fund's average annual returns to the returns of the Fund's index, the Lehman Brothers U.S. Aggregate Index, a broad-based securities market index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

------------------------------------------------------------------

                                                   SINCE INCEPTION
AS OF DECEMBER 31, 2003         1 YEAR   5 YEARS     (9/21/1998)
-----------------------         ------   -------   ---------------
Strategic Bond                  19.45%    8.35%         8.72%
Lehman Brothers Aggregate
  Index                          4.10%    6.62%         6.55%

------------------------------------------------------------------

The Lehman Brothers Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

EXPENSE SUMMARY
--------------------------------------------------------------------------------


The table below describes the fees and expenses you may pay if you remain invested in each Fund. A Fund's annual operating expenses do not reflect the separate account fees charged in the Contracts or the administration fees charged in the Plans in which the Fund is offered and had such fees been included, your expenses would be higher. Please see your Contract prospectus or Plan document for more details on the separate account fees.



If you are invested in a Lifestyle Fund, you pay the expenses of the Lifestyle Fund and indirectly pay a proportionate share of the expenses of an Underlying Fund based upon the percentage of the Lifestyle Fund's assets that is allocated to the Underlying Fund. Because the annual operating expenses of each Underlying Fund, and a Lifestyle Fund's allocation to that Underlying Fund, will vary from year to year, the indirect expenses borne by a Lifestyle Fund will vary from year to year.


Each Fund has no sales charges, redemption or surrender fees, exchange fees or account fees. Those kinds of fees may be imposed on you by the Contract or Plan. Such sales charges and other expenses are described in the Contract prospectus or Plan document.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)


--------------------------------------------------------------------------------------------------------
                                               AGGRESSIVE                   CONSERVATIVE           HIGH
                                                 GROWTH        CAPITAL         GROWTH      CORE    YIELD
                                              LIFESTYLE(3)   APPRECIATION   LIFESTYLE(3)   BOND    BOND
                                              ------------   ------------   ------------   -----   -----
Management Fees                                  0.10%          0.55%          0.10%       0.50%   0.70%
--------------------------------------------------------------------------------------------------------
Other Expenses                                   0.24%          0.64%          0.26%       0.57%   0.61%
--------------------------------------------------------------------------------------------------------
Total Fund Expenses                              0.34%          1.19%          0.36%       1.07%   1.31%
--------------------------------------------------------------------------------------------------------
Expense Reimbursement                            0.24%          0.34%          0.26%       0.30%   0.32%
Net Expenses(1)                                  0.10%          0.85%          0.10%       0.77%   0.99%
--------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------
                                              INTERNATIONAL   LARGE     MID      MID      MODERATE
                                                SMALL CAP      CAP      CAP      CAP       GROWTH
                                                 EQUITY       VALUE    GROWTH   VALUE   LIFESTYLE(3)
                                              -------------   ------   ------   -----   ------------
Management Fees                                   0.90%       0.50%    0.80%    0.74%      0.10%
----------------------------------------------------------------------------------------------------
Other Expenses                                    0.72%       0.58%    0.60%    0.51%      0.22%
----------------------------------------------------------------------------------------------------
Total Fund Expenses                               1.62%       1.08%    1.40%    1.25%      0.32%
----------------------------------------------------------------------------------------------------
Expense Reimbursement                             0.62%       0.27%    0.55%    0.20%      0.22%
Net Expenses(1)                                   1.00%       0.81%    0.85%    1.05%      0.10%
----------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------
                                                          SMALL    SMALL
                                                MONEY      CAP      CAP     SOCIALLY     STRATEGIC
                                              MARKET II   GROWTH   VALUE   RESPONSIBLE     BOND
                                              ---------   ------   -----   -----------   ---------
Management Fees                                 0.25%     0.85%    0.72%      0.25%        0.60%
--------------------------------------------------------------------------------------------------
Other Expenses                                  0.56%     0.61%    0.56%      0.71%        0.63%
--------------------------------------------------------------------------------------------------
Total Fund Expenses                             0.81%     1.46%    1.28%      0.96%        1.23%
--------------------------------------------------------------------------------------------------
Expense Reimbursement                           0.25%     0.30%    0.33%      0.40%        0.34%
Net Expenses(1)                                 0.56%     1.16%    0.95%      0.56%        0.89%
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------



(1) VALIC will waive fees and reimburse expenses should the Total Fund Expenses before Expense Reimbursement be higher than the Net Expense ratio. VALIC may not increase such ratios, which are contractually required by agreement with the Board of Trustees without the approval of the Trustees, including a majority of the Independent Trustees. The expense waivers and fee reimbursements will continue through December 31, 2005, subject to the termination by the Board of Trustees, including a majority of the Independent Trustees.



(2) Through directed brokerage arrangements a portion of the Fund's expenses may be reduced. "Other Expenses" do not take into account these potential expense reductions and are therefore potentially higher than the actual expenses the series may incur. Each Fund may participate in directed brokerage arrangements. Had the expense reductions been taken into account, "Net Expenses" would be 1.02% for the Mid Cap Value Fund.



(3) The Lifestyle Funds invest in different series of the Series Company and VALIC Company I; and thus bear indirectly the expenses of those series. The total combined net operating expenses, based on estimated total average weighted combined operating expenses, for the Aggressive Growth Lifestyle Fund is 0.98%; for the Conservative Growth Lifestyle Fund 0.92%; and for the Moderate Growth Lifestyle Fund 0.95%. The net expense ratio of the Underlying Funds in which each of the Lifestyle Funds invest range from 0.77% to 1.16%.

--------------------------------------------------------------------------------

UNDERLYING FUND ALLOCATION
The total combined net operating expenses are based on expenses of the Underlying Funds reflected in this prospectus, and assumes the following constant allocation by the Funds of their assets among the Underlying Funds:

--------------------------------------------------------------------------------


                                                              AGGRESSIVE GROWTH     MODERATE GROWTH     CONSERVATIVE GROWTH
                                                               LIFESTYLE FUND       LIFESTYLE FUND        LIFESTYLE FUND
                                                              -----------------     ---------------     -------------------
Capital Appreciation Fund                                            30%                  25%                   19%
Core Bond Fund                                                        6%                  26%                   47%
International Small Cap Equity Fund                                  26%                  15%                    8%
Large Cap Value Fund                                                 30%                  26%                   20%
Mid Cap Growth Fund                                                   3%                   3%                    2%
Mid Cap Value Fund                                                    3%                   3%                    2%
Small Cap Growth Fund                                                 1%                   1%                    1%
Small Cap Value Fund                                                  1%                   1%                    1%
                                                                    ----                 ----                  ----
Total                                                               100%                 100%                  100%
                                                                    ====                 ====                  ====


--------------------------------------------------------------------------------

EXAMPLE
This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect charges imposed by the Contract or Plan, and if those charges were included, the expenses would have been higher than those shown below. See the Contract prospectus or Plan document for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:
--------------------------------------------------------------------------------


                                                               1 YEAR         3 YEARS        5 YEARS        10 YEARS
                                                              --------        -------        -------        --------
Aggressive Growth Lifestyle(1)                                  $100           $446           $817           $1,858
Capital Appreciation                                            $ 87           $344           $622           $1,413
Conservative Growth Lifestyle(1)                                $ 94           $421           $772           $1,761
Core Bond                                                       $ 79           $311           $561           $1,279
High Yield Bond                                                 $101           $384           $688           $1,551
International Small Cap Equity                                  $102           $450           $823           $1,870
Large Cap Value                                                 $ 83           $317           $569           $1,293
Mid Cap Growth                                                  $ 87           $389           $713           $1,632
Mid Cap Value                                                   $107           $377           $667           $1,494
Moderate Growth Lifestyle(1)                                    $ 97           $426           $779           $1,774
Money Market II                                                 $ 57           $234           $425           $  978
Small Cap Growth                                                $118           $432           $769           $1,721
Small Cap Value                                                 $ 97           $373           $671           $1,516
Socially Responsible                                            $ 57           $266           $492           $1,142
Strategic Bond                                                  $ 91           $357           $643           $1,459


--------------------------------------------------------------------------------
(1) The expense example includes underlying Fund expenses the Fund incurred.

The expense example does not take into account expense reductions resulting from directed brokerage arrangements. If these expense reductions were included, your costs would be lower.

INVESTMENT GLOSSARY
--------------------------------------------------------------------------------

Each Fund's principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. All Funds, except the Lifestyle Funds, may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Money Market II Fund investments must comply with Rule 2a-7 of the 1940 Act, which allows the purchase of only high quality money market instruments.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")
ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

ASSET-BACKED SECURITIES
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders. Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

CREDIT DEFAULT SWAPS
Credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.


DERIVATIVES


Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which "derive" their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect ("hedge") against a change in the price of the underlying security. There are some investors who take higher risk ("speculate") and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds' objectives. Generally, we do not buy derivatives to speculate.



Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.


DIVERSIFICATION
Each Fund's diversification policy limits the amount that the Fund may invest in certain securities. Each Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code") as well as the 1940 Act.

All of the Funds except Aggressive Growth Lifestyle, Conservative Growth Lifestyle and Moderate Growth Lifestyle are diversified under the 1940 Act.


EQUITY SECURITIES

Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock -- Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock -- Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock -- A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

EXCHANGE TRADED FUNDS ("ETFS")
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

FIXED INCOME SECURITIES
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by

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companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock. The types of bonds the Funds may invest in are as follows: U.S. Government bonds and investment grade corporate bonds.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody's or BBB by S&P have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody's or BBB-by S&P (commonly referred to as high yield, high risk or "junk bonds") are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific fixed income securities see the Statement of Additional Information.

Investments in fixed income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-related fixed income securities see "Mortgage-Related Securities."

FOREIGN CURRENCY
Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.

FOREIGN SECURITIES
Foreign securities may be denominated in foreign currencies. Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

ILLIQUID SECURITIES
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the Securities and Exchange Commission ("SEC") and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or any Fund's sub-adviser to be illiquid solely by reason of being restricted. Instead, VALIC or the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the

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Series Company's Board of Trustees. If VALIC or the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.

LENDING PORTFOLIO SECURITIES
Each Fund, other than the Lifestyle Funds, may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Funds will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC. State Street Bank and Trust Company (the "Custodian") holds the cash and portfolio securities of the Series Company as Custodian.

LOAN PARTICIPATIONS AND ASSIGNMENTS
Loan participations and assignments are investments in which a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrow. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

MONEY MARKET SECURITIES
All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:
- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
- Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.
- Commercial paper sold by corporations and finance companies.
- Corporate debt obligations with remaining maturities of 13 months or less.
- Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, adjustable rate securities, and variable rate demand notes.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association ("GNMA"); or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). For more information about U.S. Government securities see "Fixed Income Securities."

Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

REPURCHASE AGREEMENTS
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve

                                        39
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System. The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS AND BORROWINGS
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as any interest earned on the proceeds of the securities sold.

If a Fund's positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Funds' limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See "Investment Restrictions" in the Statement of Additional Information for a complete listing of each Fund's investment restrictions.


WHEN-ISSUED SECURITIES

When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.

ABOUT PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy.

High portfolio turnover may cause a Fund's expenses to increase. For example, a Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase a Fund's transaction costs and expenses.

The Financial Highlights tables show the portfolio turnover rate for each of the Funds, other than Money Market II Fund, during prior fiscal years.

ABOUT THE SERIES COMPANY'S MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas, 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with the Series Company. As Investment Adviser, VALIC oversees the day to day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers who make investment decisions for all of the Funds.

The investment advisory agreement between VALIC and the Series Company provides for the Series Company to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Trustees. For more information on this agreement, see the "Investment Adviser"
section in the Statement of Additional Information.

INVESTMENT SUB-ADVISERS
VALIC works with investment sub-advisers for each Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser's role is to make investment decisions for the Funds according to each Fund's investment objectives and restrictions. VALIC compensates the sub-advisers out of the fees that it receives from each Fund.

According to the agreements VALIC has with the sub-advisers, VALIC will receive investment advice for each sub-advised Fund. Under these agreements, VALIC gives the sub-advisers the authority to buy and sell securities for these Funds. VALIC retains the responsibility for the overall management of these Funds. The sub-advisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the sub-adviser as allowed by law. This could include any affiliated futures commission merchants.

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The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. The Series Company has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser's affiliated broker may be considered reasonable and fair if comparable to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. The Series Company and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow the sub-adviser's affiliate to effect these types of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser's affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

In selecting sub-advisers, the Board of Trustees of the Series Company carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the sub-adviser; (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the sub-advisers' personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Trustees also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Funds.

The Series Company relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Trustees, including a majority of the independent Trustees, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions.


THE SUB-ADVISERS AND THE FUNDS THEY SUB-ADVISE ARE AS FOLLOWS:


Aggressive Growth Lifestyle Fund
Conservative Growth Lifestyle Fund
Core Bond Fund
High Yield Bond Fund
International Small Cap Equity Fund
Moderate Growth Lifestyle Fund
Socially Responsible Fund
Strategic Bond Fund

AIG GLOBAL INVESTMENT CORP. ("AIGGIC")
175 Water Street, New York, New York 10038

AIGGIC is an indirect, wholly owned subsidiary of AIG and is a part of AIG Global Investment Group ("AIGGIG"). AIGGIG comprises a group of international investment adviser companies (including AIGGIC), which provide advice, investment products and asset management services to clients around the world. As of June 30, 2004, AIGGIG managed approximately $430 billion, of which approximately $367 billion relates to AIG affiliates and $63 billion relates to client assets. These figures do not include assets sub-advised to third party managers.

Teams, as noted below, make investment decisions for several Funds. Each team meets regularly to review portfolio holdings and discuss purchase and sale activity.

Investment decisions for the Core Bond Fund are made by a team headed by Richard Mercante, Managing Director -- Head of High Grade Fixed Income, Global Emerging Markets Dept, and Securities Lending, AIGGIG. Mr. Mercante is a member of the Global Asset Allocation Committee ("GAAC") where he participates in investment policy discussions and decisions. Mr. Mercante joined AIGGIG in 1994 from Dean Witter InterCapital where he served as a Senior Portfolio Manager responsible for managing the Dean Witter Strategist Fund, as well as the fixed income assets of institutional clients. He is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and a member of the Fixed Income Analyst Society.

Investment decisions for the Strategic Bond Fund are made by teams headed by Steven Guterman and Richard Mercante. Mr. Guterman, Senior Managing Director, Business & Product Development, is responsible for AIGGIG's global institutional asset management effort which includes new business development, marketing, client management and product development. He joined AIGGIG following the acquisition of American General Investment Management, L.P. ("AGIM") by AIG in August 2001. At AGIM, Mr. Guterman held a similar position as Executive Vice President and Head of Institutional Asset Management. Prior to joining AGIM in 1998, he was a Managing Director and Head of U.S. Fixed Income Portfolio Management with Salomon Brothers Asset Management.

Investment decisions for the High Yield Bond Fund are made by a team headed by Gordon Massie. Mr. Massie joined AIGGIC in 2001 as Executive Vice President, High Yield Bonds following the acquisition of AGIM. He currently manages assets including mutual fund assets for the public fixed-income sectors of AIGGIC. Mr. Massie joined AGIM in 1998. Previously, Mr. Massie was Director of High Yield Research of American General Corporation from 1986 to 1998.

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Investment decisions for the Lifestyle Funds and the Socially Responsible Fund
are made by a team headed by Magali Azema-Barec. Ms. Azema-Barec joined AIGGIC in 2001 as lead portfolio manager for AIGGIC's indexed equity portfolios. Ms. Azema-Barec was Vice President and Head of Equity at AGIM. Prior to joining AGIM, she worked as an independent consultant from January 1999 to September 1999. From 1994 to 1999, she worked for US West Investment Management Company where she developed quantitative investment strategies and managed over $5 billion in index and enhanced-index funds.

Investment decisions for the International Small Cap Equity Fund are made by a team headed by Hans Danielsson. Mr. Danielsson is the Senior Managing Director of AIGGIC and is responsible for directing the investment approach of all equity investment activities worldwide. He joined AIGGIC in 1998 and developed the firm's philosophy and process for equity investing globally.

Money Market II Fund

AIG SUNAMERICA ASSET MANAGEMENT CORP. ("SAAMCO")
Harborside Financial Center, 3200 Plaza 5
Jersey City, NJ 07311

SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of AIG Retirement Services, Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. AIG Retirement Services Inc. is a wholly-owned subsidiary of AIG. As of September 30, 2004, SAAMCo managed, advised and/or administered more than $39 billion of assets.

SAAMCo's Fixed-Income Investment Team is responsible for management of the Money Market II Fund.

Mid Cap Growth Fund

A I M CAPITAL MANAGEMENT, INC. ("AIM")
11 Greenway Plaza, Houston, Texas 77046

AIM, along with its affiliates, managed approximately $139 billion in total assets as of June 30, 2004. AIM is an indirect wholly-owned subsidiary of AMVESCAP PLC, an international investment management company based in London, with money managers located in Europe, North and South America, and the Far East.

Paul J. Rasplicka (lead manager), is Senior Portfolio Manager and has been responsible for the Fund since 2004. He has been associated with AIM and/or its affiliates since 1994. Michael Chapman is Portfolio Manager and has been responsible for the Fund since 2004. He has been associated with AIM and/or its affiliates since 2001. From 1999 to 2001, he was an equity analyst with Chase Manhattan Bank. During part of 1999, he was a securities analyst with Gulf Investment Management.

Small Cap Value Fund

BANC ONE INVESTMENT ADVISORS CORPORATION ("BANC ONE")
1111 Polaris Parkway, Columbus, Ohio 43271-0211

Banc One has served as investment adviser to other mutual funds and individual, corporate, charitable and retirement accounts. As of June 30, 2004, Banc One managed approximately $182 billion in assets. Banc One is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., the successor by merger to Banc One's former indirect corporate parent, Banc One Corporation.


In connection with the services it provides as sub-adviser, Banc One manages the Small Cap Value Fund through portfolio managers teamed with value style analysts. The teams meet regularly to discuss industry conditions and trends, individual stocks, the market and the economy. The research analysts provide in-depth industry analysis and recommendations, while the portfolio manager determines strategy, industry weightings, fund holdings and cash positions. Christopher T. Blum and Dennis S. Ruhl serve as portfolio managers of the Fund. Mr. Blum joined Banc One in December 2004. In addition to his position at Banc One, Mr. Blum has been a portfolio manager in J.P. Morgan Investment Management Inc.'s ("JPMIM") U.S. Small Cap Equity Group since 2001. Previously, Mr. Blum spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Mr. Ruhl joined Banc One in December 2004. In addition to his position at Banc One, Mr. Ruhl has been an employee of JPMIM since 1999. His current responsibilities include managing structured small-cap core and value accounts.


Capital Appreciation Fund

CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM")
466 Lexington Avenue, New York, New York 10017-3147

CSAM is a member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business unit of Credit Suisse Group ("Credit Suisse"). Credit Suisse Asset Management manages approximately $323 billion globally as of June 30, 2004 and has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo. Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.

Marian U. Pardo and Jeffrey T. Rose are the co-portfolio managers of the Capital Appreciation Fund. Ms. Pardo, Managing Director, joined CSAM in January of 2003 and specializes in large- and mid-capitalization U.S. growth equities. She had been with J.P. Morgan Fleming Asset Management where, from 1999 to December 2002, she served as managing director and co-manager of the U.S. Small Company Fund. During 1998, Ms. Pardo served as president and founding partner of Pardo Capital, a start-up investment limited partnership specializing in small and mid-cap U.S. equities. Jeffrey T. Rose, Managing Director, is a portfolio manager specializing in large-and mid-capitalization U.S. growth equities. He joined CSAM in 2000 from Prudential Investments, where he also managed large- and mid-cap U.S. growth equity portfolios from 1994 to 2000.

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Small Cap Growth Fund

FRANKLIN ADVISERS, INC. ("FRANKLIN")
One Franklin Parkway, San Mateo, CA 94403-1906


Franklin was incorporated and registered with the SEC as an investment adviser in 1985. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc., a publicly traded, global investment management organization. As of September 30, 2004, subsidiaries of Franklin Resources, Inc. had $362 billion in assets under management.


Michael McCarthy, CFA, Senior Vice President of Franklin manages the Small Cap Growth Fund along with Zack Perry, Brad Carris and Ed Jamieson. The team works closely with over forty equity research analysts. Each industry analyst must continually update Mr. McCarthy on the current status of the small cap positions in their sector(s), while periodically presenting new ideas.

Mr. McCarthy joined Franklin in 1992. Mr. Jamieson, Executive Vice President, joined Franklin in 1987. Mr. Perry, CFA, Vice President of Franklin, joined Franklin in 1995. Mr. Carris, CFA, Portfolio Manager, joined Franklin in 2001. Previously, he was a manager with Anderson Consulting.
Large Cap Value Fund

SSGA FUNDS MANAGEMENT, INC. ("SSGA FM")
State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900


SSgA FM is the sub-adviser for the Large Cap Value Fund. SSgA FM, a wholly-owned subsidiary of State Street Corporation, is one of the State Street Global Advisors Companies, consisting of all of the investment management business of State Street Corporation. As of September 30, 2004, the State Street Global Advisors Companies had $1.235 trillion under management. As of September 30, 2004, SSgA FM had approximately $97.9 billion under management for registered investment companies. The Large Cap Value Fund is managed by a team of investment professionals. In addition to ongoing activity of portfolio management, the team is responsible for research focused on enhancing the sub-adviser's quantitative process.


Mid Cap Value Fund

WELLINGTON MANAGEMENT COMPANY, LLP ("WELLINGTON MANAGEMENT")
75 State Street, Boston, Massachusetts 02109

Wellington Management is an independent limited partnership owned entirely by 78 partners. As of September 30, 2004, Wellington Management managed approximately $428 billion of client assets in a broad range of investment styles for institutional investors and mutual fund sponsors. The firm and its affiliates have offices in Boston, Atlanta, Chicago, Radnor, San Francisco, London, Singapore, Hong Kong, Sydney and Tokyo.

The Mid Cap Value Fund is managed by James N. Mordy, Senior Vice President. Mr. Mordy joined Wellington Management in 1985.

HOW VALIC IS PAID FOR ITS SERVICES
Each Fund pays VALIC a fee based on its average daily net asset value. A Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.

Here is a list of the percentages each Fund paid VALIC for fiscal year ended August 31, 2004:


                                            ADVISORY FEE
                                            PAID TO VALIC
                                             (AS A % OF
                                            AVERAGE DAILY
                                             NET ASSETS)
                                             ------------
Aggressive Growth Lifestyle Fund                0.10%
Capital Appreciation Fund                       0.55%
Conservative Growth Lifestyle Fund              0.10%
Core Bond Fund                                  0.50%
High Yield Bond Fund                            0.70%
International Small Cap Equity Fund             0.90%
Large Cap Value Fund                            0.50%
Mid Cap Growth Fund                             0.80%
Mid Cap Value Fund                              0.74%
Moderate Growth Lifestyle Fund                  0.10%
Money Market II Fund                            0.25%
Small Cap Growth Fund                           0.85%
Small Cap Value Fund                            0.72%
Socially Responsible Fund                       0.25%
Strategic Bond Fund                             0.60%


The Investment Advisory Agreement entered into with each Fund does not limit how much the Funds pay in monthly expenses each year. However, VALIC agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the Expense Summary.

ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SERIES COMPANY SHARES
The Series Company is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, the Series Company offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates and to certain employer-sponsored retirement plans.

BUYING AND SELLING SHARES
As a participant, you do not directly buy shares of the Funds that make up the Series Company. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or in a Plan. With respect to a Plan, such Plan buys and sells shares of the Funds according to your instructions. The value of a Plan transaction is based on the next calculation of net asset value after its order is placed with the Fund. When you buy units in a separate account, you specify the Funds in which you want the separate account to invest your money. The separate account, in turn, buys the shares of the Funds according to your instructions. After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. See your Contract prospectus or Plan document for more information on the separate account associated with your Contract. When the separate accounts buy, sell, or transfer shares of the Funds, they do not pay any charges related to these transactions. The value of such separate account transactions is based on the next calculation of net asset value after its order is placed with the Fund.

Although the Series Company normally redeems Fund shares for cash, the Series Company has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

None of the Funds currently foresees any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts and Plans. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of any Fund to any separate account or Plan, or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

FREQUENT OR SHORT-TERM TRADING

The Funds, which are offered only through Contracts or Plans, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Funds. The Board of Trustees of the Series Company has adopted policies and procedures with respect to market timing activity as discussed below.


The Series Company believes that market timing activity is not in the best interest of the participants of the Funds. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.


Since certain Funds invest significantly in foreign securities and/or high yield fixed income securities ("junk bonds"), they may be particularly vulnerable to market timing. Market timing in Funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Fund's international portfolio securities trade and the time as of which the Fund's net asset value is calculated. Market timing in Funds investing significantly in junk bonds may occur if market prices are not readily available for a Fund's junk bond holdings. Market timers may purchase shares of a Fund based on events occurring after foreign market closing prices are established but before calculation of the Fund's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Fund. One of the objectives of the Series Company's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "How Shares are Valued").



Shares of the Funds are generally held through insurance company separate accounts or Plans. The ability of the Series Company to monitor transfers made by the participants in separate accounts or Plans maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Funds must rely on the insurance company separate account or Plan sponsor to both monitor market timing within a Fund and attempt to prevent it through their own policies and procedures. There is no guarantee that the Series Company will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Series Company detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. In situations in which the Series Company becomes aware of possible market timing activity, it will notify the insurance company separate account or Plan sponsor in order to help facilitate the enforcement of such entity's market timing policies and procedures. The Series Company reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts or Plan sponsors, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Series Company determines not to be in the best interest of the Funds. Such rejections or refusals will be applied uniformly without exception.


You should review your Contract prospectus or your Plan document for more information regarding market timing, including any restrictions or limitations on trades made through a Contract or Plan.

--------------------------------------------------------------------------------

Please refer to the documents pertaining to your Contract prospectus or Plan document on how to direct investments in or redemptions from (including making transfers into or out of) the Funds and any fees that may apply.

HOW SHARES ARE VALUED
The Series Company calculates the net asset value ("NAV") of each Fund's shares each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern Time. The NYSE is open Monday through Friday but is closed on certain federal and other holidays. The NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE for the day. If, however, the market quotations are determined to be unavailable or unreliable (see below), securities and other assets may be valued at fair value in accordance with pricing procedures approved by the Board of Trustees.

As of the close of regular trading on the NYSE, securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Trustees to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. A Fund may also fair value securities in other situations; for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

The amortized cost method is used to determine the values of all the Money Market II Fund's investments and of any other Fund's short-term securities maturing within 60 days. The amortized cost method approximates fair market value.

DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income

For each Fund, dividends from net investment income are declared and paid quarterly, except for the Money Market II Fund, which declares dividends daily. Dividends from net investment income are automatically reinvested into additional shares of the Fund.


Distributions from Capital Gains

When a Fund sells a security for more than it paid for that security, a capital gain results. For each Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested into additional shares of the Fund.


TAX CONSEQUENCES
As the owner of a Contract or a participant under your employer's Contract or Plan, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult the prospectus or Plan document for your Contract for further information concerning the federal income tax consequences to you of investing in the Funds.

PORTFOLIO HOLDINGS
The Series Company's policies and procedures with respect to the disclosure of the Funds' portfolio securities are described in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm for the Series Company, whose report, along with the Funds' financial statements, is included in the Series Company annual report to shareholders which is available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

AGGRESSIVE GROWTH LIFESTYLE FUND
--------------------------------------------------------------------------------


                                                                               YEAR ENDED AUGUST 31,
                                                              -------------------------------------------------------
                                                               2004        2003        2002        2001        2000
                                                              -------     -------     -------     -------     -------
PER SHARE DATA
Net asset value at beginning of period                        $  8.37     $  7.43     $  8.82     $ 14.89     $ 12.77
                                                              -------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.08(d)     0.07(d)     0.05(d)     0.18        0.37
  Net realized and unrealized gain (loss) on investments and
    foreign securities                                           0.73        0.94       (1.35)      (3.59)       3.31
  Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions                                                   --          --          --          --          --
                                                              -------------------------------------------------------
  Total income (loss) from investment operations                 0.81        1.01       (1.30)      (3.41)       3.68
                                                              -------------------------------------------------------
Distributions:
  From net investment income                                    (0.08)      (0.07)      (0.09)      (0.38)      (1.09)
  From net realized gain on securities                             --          --          --       (2.28)      (0.47)
  From return of capital                                           --          --          --          --          --
                                                              -------------------------------------------------------
  Total distributions                                           (0.08)      (0.07)      (0.09)      (2.66)      (1.56)
                                                              -------------------------------------------------------
Net asset value at end of period                              $  9.10     $  8.37     $  7.43     $  8.82     $ 14.89
                                                              -------------------------------------------------------
TOTAL RETURN(a)                                                  9.66%      13.66%     (14.90)%    (25.08)%     29.91%
                                                              -------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets(b)                     0.10%       0.10%       0.10%       0.10%       0.10%
  Ratio of expenses to average net assets(c)                     0.34%       0.34%       0.10%       0.10%       0.10%
  Ratio of expense reductions to average net assets                --          --          --          --          --
  Ratio of net investment income (loss) to average net
    assets(b)                                                    0.89%       0.92%       0.62%       0.74%       1.07%
  Ratio of net investment income (loss) to average net
    assets(c)                                                    0.65%       0.68%       0.62%         --          --
  Portfolio turnover rate                                          71%         52%        180%        105%         79%
  Number of shares outstanding at end of period (000's)         3,683       3,419       2,763       2,136         938
  Net assets at the end of period (000's)                     $33,520     $28,627     $20,522     $18,850     $13,963


---------------


(a) Includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.



(b) Includes expense reimbursements, but excludes expense reductions.



(c) Excludes expense reimbursements and expense reductions.



(d) The per share amounts are calculated using the average share method.

CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


                                                                                YEAR ENDED AUGUST 31,
                                                              ----------------------------------------------------------
                                                               2004        2003        2002           2001        2000
                                                              -------     -------     -------        -------     -------
PER SHARE DATA
Net asset value at beginning of period                        $  7.66     $  6.71     $  9.11        $ 17.68     $ 13.96
                                                              ----------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                  (0.02)(e)      --(e)    (0.01)(e)      (0.02)      (0.02)
  Net realized and unrealized gain (loss) on investments and
    foreign securities                                           0.15        0.95       (2.41)         (7.88)       4.24
  Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions                                                   --          --        0.02             --          --
                                                              ----------------------------------------------------------
  Total income (loss) from investment operations                 0.13        0.95       (2.40)         (7.90)       4.22
                                                              ----------------------------------------------------------
Distributions:
  From net investment income                                       --          --          --             --          --
  From net realized gain on securities                             --          --          --          (0.56)      (0.50)
  From return of capital                                           --          --          --          (0.11)         --
                                                              ----------------------------------------------------------
  Total distributions                                              --          --          --          (0.67)      (0.50)
                                                              ----------------------------------------------------------
Net asset value at end of period                              $  7.79     $  7.66     $  6.71        $  9.11     $ 17.68
                                                              ----------------------------------------------------------
TOTAL RETURN(a)                                                  1.70%      14.22%     (26.34)%(d)    (45.46)%     30.68%
                                                              ----------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets(b)                     0.85%       0.85%       0.85%          0.85%       0.86%
  Ratio of expenses to average net assets(c)                     1.19%       1.29%       1.25%          1.08%       1.44%
  Ratio of expense reductions to average net assets                --          --          --             --          --
  Ratio of net investment income (loss) to average net
    assets(b)                                                   (0.22)%     (0.03)%     (0.09)%        (0.16)%     (0.12)%
  Ratio of net investment income (loss) to average net
    assets(c)                                                   (0.56)%     (0.47)%     (0.49)%           --          --
  Portfolio turnover rate                                         119%         87%        126%            67%         68%
  Number of shares outstanding at end of period (000's)         5,462       4,588       4,082          3,335       2,035
  Net assets at the end of period (000's)                     $42,544     $35,152     $27,406        $30,397     $35,983


---------------


(a) Includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.



(b) Includes expense reimbursements, but excludes expense reductions.



(c) Excludes expense reimbursements and expense reductions.



(d) The Fund's total return increased by 0.11% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.



(e) The per share amounts are calculated using the average share method.

CONSERVATIVE GROWTH LIFESTYLE FUND
--------------------------------------------------------------------------------


                                                                               YEAR ENDED AUGUST 31,
                                                              -------------------------------------------------------
                                                               2004        2003        2002        2001        2000
                                                              -------     -------     -------     -------     -------
PER SHARE DATA
Net asset value at beginning of period                        $  9.37     $  8.73     $  9.47     $ 11.33     $ 11.73
                                                              -------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.30(d)     0.21(d)     0.26(d)     0.34        0.46
  Net realized and unrealized gain (loss) on investments and
    foreign securities                                           0.41        0.64       (0.68)      (1.09)       1.59
  Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions                                                   --          --          --          --          --
                                                              -------------------------------------------------------
  Total (loss) income from investment operations                 0.71        0.85       (0.42)      (0.75)       2.05
                                                              -------------------------------------------------------
Distributions:
  From net investment income                                    (0.29)      (0.21)      (0.32)      (0.43)      (0.92)
  From net realized gain on securities                             --          --          --       (0.68)      (1.53)
  From return of capital                                           --          --          --          --          --
                                                              -------------------------------------------------------
  Total distributions                                           (0.29)      (0.21)      (0.32)      (1.11)      (2.45)
                                                              -------------------------------------------------------
Net asset value at end of period                              $  9.79     $  9.37     $  8.73     $  9.47     $ 11.33
                                                              -------------------------------------------------------
TOTAL RETURN(a)                                                  7.60%       9.90%      (4.62)%     (6.76)%     19.33%
                                                              -------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets(b)                     0.10%       0.10%       0.10%       0.10%       0.10%
  Ratio of expenses to average net assets(c)                     0.36%       0.34%       0.10%       0.10%       0.10%
  Ratio of expense reductions to average net assets                --          --          --          --          --
  Ratio of net investment income (loss) to average net
    assets(b)                                                    3.01%       2.41%       2.92%       3.28%       2.99%
  Ratio of net investment income (loss) to average net
    assets(c)                                                    2.75%       2.17%       2.92%         --          --
  Portfolio turnover rate                                          67%         65%        181%        122%         63%
  Number of shares outstanding at end of period (000's)         3,130       2,952       2,386       2,062       1,083
  Net assets at the end of period (000's)                     $30,649     $27,652     $20,841     $19,527     $12,268


---------------


(a) Includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.



(b) Includes expense reimbursements, but excludes expense reductions.



(c) Excludes expense reimbursements and expense reductions.



(d) The per share amounts are calculated using the average share method.

CORE BOND FUND
--------------------------------------------------------------------------------


                                                                              YEAR ENDED AUGUST 31,
                                                              ------------------------------------------------------
                                                               2004        2003        2002        2001        2000
                                                              -------     -------     -------     -------     ------
PER SHARE DATA
Net asset value at beginning of period                        $ 10.02     $  9.95     $  9.91     $  9.46     $ 9.58
                                                              ------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.34(d)     0.31(d)     0.48(d)     0.53       0.61
  Net realized and unrealized gain (loss) on investments and
    foreign securities                                           0.22        0.09        0.09        0.46      (0.12)
  Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions                                                   --          --          --          --         --
                                                              ------------------------------------------------------
  Total income (loss) from investment operations                 0.56        0.40        0.57        0.99       0.49
                                                              ------------------------------------------------------
Distributions:
  From net investment income                                    (0.35)      (0.33)      (0.47)      (0.54)     (0.61)
  From net realized gain on securities                          (0.23)         --       (0.06)         --         --
  From return of capital                                           --          --          --          --         --
                                                              ------------------------------------------------------
  Total distributions                                           (0.58)      (0.33)      (0.53)      (0.54)     (0.61)
                                                              ------------------------------------------------------
Net asset value at end of period                              $ 10.00     $ 10.02     $  9.95     $  9.91     $ 9.46
                                                              ------------------------------------------------------
TOTAL RETURN(a)                                                  5.71%       4.08%       5.98%      10.81%      5.31%
                                                              ------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets(b)                     0.77%       0.77%       0.77%       0.77%      0.80%
  Ratio of expenses to average net assets(c)                     1.07%       1.12%       1.14%       0.99%      1.42%
  Ratio of expense reductions to average net assets                --          --          --          --         --
  Ratio of net investment income (loss) to average net
    assets(b)                                                    3.37%       3.13%       4.94%       5.66%      6.39%
  Ratio of net investment income (loss) to average net
    assets(c)                                                    3.07%       2.77%       4.57%         --         --
  Portfolio turnover rate                                         179%        197%        248%        341%       476%
  Number of shares outstanding at end of period (000's)         7,138       6,336       4,280       3,254        573
  Net assets at end of period (000's)                         $71,409     $63,519     $42,568     $32,250     $5,420


---------------


(a) Includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.



(b) Includes expense reimbursements, but excludes expense reductions.



(c) Excludes expense reimbursements and expense reductions.



(d) The per share amounts are calculated using the average share method.

HIGH YIELD BOND FUND
--------------------------------------------------------------------------------


                                                                              YEAR ENDED AUGUST 31,
                                                              ------------------------------------------------------
                                                               2004        2003        2002        2001        2000
                                                              -------     -------     -------     -------     ------
PER SHARE DATA
Net asset value at beginning of period                        $  7.73     $  6.82     $  8.16     $  9.28     $ 9.69
                                                              ------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.69(d)     0.69(d)     0.74(d)     0.88       0.96
  Net realized and unrealized gain (loss) on investments and
    foreign securities                                           0.54        0.90       (1.35)      (1.12)     (0.41)
  Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions                                                   --          --          --          --         --
                                                              ------------------------------------------------------
  Total income (loss) from investment operations                 1.23        1.59       (0.61)      (0.24)      0.55
                                                              ------------------------------------------------------
Distributions:
  From net investment income                                    (0.68)      (0.68)      (0.73)      (0.88)     (0.96)
  From net realized gain on securities                             --          --          --          --         --
  From return of capital                                           --          --          --          --         --
                                                              ------------------------------------------------------
  Total distributions                                           (0.68)      (0.68)      (0.73)      (0.88)     (0.96)
                                                              ------------------------------------------------------
Net asset value at end of period                              $  8.28     $  7.73     $  6.82     $  8.16     $ 9.28
                                                              ------------------------------------------------------
TOTAL RETURN(a)                                                 16.27%      24.25%      (7.96)%     (2.20)%     6.01%
                                                              ------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets(b)                     0.99%       0.99%       0.99%       0.99%      0.99%
  Ratio of expenses to average net assets(c)                     1.31%       1.42%       1.51%       1.19%      1.62%
  Ratio of expense reductions to average net assets                --          --          --          --         --
  Ratio of net investment income (loss) to average net
    assets(b)                                                    8.45%       9.69%       9.80%      10.64%     10.21%
  Ratio of net investment income (loss) to average net
    assets(c)                                                    8.12%       9.26%       9.28%         --         --
  Portfolio turnover rate                                         110%        124%        118%         83%        90%
  Number of shares outstanding at end of period (000's)         6,470       5,433       2,789       2,095        628
  Net assets at the end of period (000's)                     $53,562     $41,986     $19,026     $17,102     $5,830


---------------


(a) Includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.



(b) Includes expense reimbursement, but excludes expense reductions.



(c) Excludes expense reimbursements and expense reductions.



(d) The per share amounts are calculated using the average share method.

INTERNATIONAL SMALL CAP EQUITY FUND
--------------------------------------------------------------------------------


                                                                               YEAR ENDED AUGUST 31,
                                                              -------------------------------------------------------
                                                               2004        2003        2002        2001        2000
                                                              -------     -------     -------     -------     -------
PER SHARE DATA
Net asset value at beginning of period                        $  9.07     $  8.67     $  9.97     $ 14.79     $ 11.22
                                                              -------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.11(d)     0.11(d)     0.07(d)     0.14        0.05
  Net realized and unrealized gain (loss) on investments and
    foreign securities                                           1.29        0.40       (1.36)      (4.17)       4.16
  Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions                                                   --          --          --          --          --
                                                              -------------------------------------------------------
  Total income (loss) from investment operations                 1.40        0.51       (1.29)      (4.03)       4.21
                                                              -------------------------------------------------------
Distributions:
  From net investment income                                    (0.11)      (0.11)      (0.01)      (0.03)      (0.20)
  From net realized gain on securities                             --          --          --       (0.76)      (0.44)
  From return of capital                                           --          --          --          --          --
                                                              -------------------------------------------------------
  Total distributions                                           (0.11)      (0.11)      (0.01)      (0.79)      (0.64)
                                                              -------------------------------------------------------
Net asset value at end of period                              $ 10.36     $  9.07     $  8.67     $  9.97     $ 14.79
                                                              -------------------------------------------------------
TOTAL RETURN(a)                                                 15.42%       5.94%     (12.91)%    (28.14)%     37.31%
                                                              -------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets(b)                     1.00%       1.01%       1.01%       1.03%       1.15%
  Ratio of expenses to average net assets(c)                     1.62%       1.71%       1.88%       1.50%       1.81%
  Ratio of expense reductions to average net assets                --          --        0.02%         --          --
  Ratio of net investment income (loss) to average net
    assets(b)                                                    1.09%       1.34%       0.76%       0.93%       0.31%
  Ratio of net investment income (loss) to average net
    assets(c)                                                    0.47%       0.65%      (0.11)%        --          --
  Portfolio turnover rate                                          85%         70%        139%         63%         81%
  Number of shares outstanding at end of period (000's)         3,980       4,654       3,474       2,844         792
Net assets at end of period (000's)                           $41,227     $42,206     $30,114     $28,357     $11,715


---------------


(a) Includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.



(b) Includes expense reimbursements, but excludes expense reductions.



(c) Excludes expense reimbursements and expense reductions.



(d) The per share amounts are calculated using the average share method.

LARGE CAP VALUE FUND
--------------------------------------------------------------------------------


                                                                               YEAR ENDED AUGUST 31,
                                                              -------------------------------------------------------
                                                               2004        2003        2002        2001        2000
                                                              -------     -------     -------     -------     -------
PER SHARE DATA
Net asset value at beginning of period                        $ 10.97     $ 10.22     $ 11.10     $ 11.60     $ 12.85
                                                              -------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.15(d)     0.13(d)     0.10(d)     0.10        0.13
  Net realized and unrealized gain (loss) on investments and
    foreign securities                                           1.21        0.74       (0.88)      (0.40)       0.65
  Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions                                                   --          --          --          --          --
                                                              -------------------------------------------------------
  Total income (loss) from investment operations                 1.36        0.87       (0.78)      (0.30)       0.78
                                                              -------------------------------------------------------
Distributions:
  From net investment income                                    (0.15)      (0.12)      (0.10)      (0.09)      (0.13)
  From net realized gain on securities                             --          --          --       (0.07)      (1.90)
  From return of capital                                           --          --          --       (0.04)         --
                                                              -------------------------------------------------------
  Total distributions                                           (0.15)      (0.12)      (0.10)      (0.20)      (2.03)
                                                              -------------------------------------------------------
Net asset value end of period                                 $ 12.18     $ 10.97     $ 10.22     $ 11.10     $ 11.60
                                                              -------------------------------------------------------
TOTAL RETURN(a)                                                 12.42%(e)    8.59%      (7.08)%     (2.66)%      7.35%
                                                              -------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets(b)                     0.81%       0.81%       0.81%       0.81%       0.81%
  Ratio of expenses to average net assets(c)                     1.08%       1.19%       1.29%       1.14%       1.41%
  Ratio of expense reductions to average net assets                --          --          --          --          --
  Ratio of net investment income (loss) to average net
    assets(b)                                                    1.26%       1.28%       0.98%       0.98%       1.17%
  Ratio of net investment income (loss) to average net
    assets(c)                                                    0.99%       0.90%       0.50%         --          --
  Portfolio turnover rate                                          97%         67%         85%        106%        142%
  Number of shares outstanding at end of period (000's)         5,735       4,091       2,743       1,846         955
Net assets at end of period (000's)                           $69,831     $44,883     $28,030     $20,482     $11,084


---------------


(a) Includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.



(b) Includes expense reimbursement, but excludes expense reductions.



(c) Excludes expense reimbursements and expense reductions.



(d) The per share amounts are calculated using the average share method.



(e) The Fund's performance figure increased by 0.09% from a gain realized on the disposal of investments in violation of investment restrictions (see Note
    3).

MID CAP GROWTH FUND
--------------------------------------------------------------------------------


                                                                               YEAR ENDED AUGUST 31,
                                                              -------------------------------------------------------
                                                               2004        2003        2002        2001        2000
                                                              -------     -------     -------     -------     -------
PER SHARE DATA
Net asset value at beginning of period                        $  5.70     $  4.44     $  6.20     $ 16.30     $ 12.45
                                                              -------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                  (0.03)(d)   (0.02)(d)   (0.03)(d)    0.01       (0.02)
  Net realized and unrealized gain (loss) on investments and
    foreign                                                      0.27        1.28       (1.73)      (6.74)       5.32
  Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions                                                   --          --          --          --          --
                                                              -------------------------------------------------------
  Total income (loss) from investment operations                 0.24        1.26       (1.76)      (6.73)       5.30
                                                              -------------------------------------------------------
Distributions:
  From net investment income                                       --          --          --       (0.02)         --
  From net realized gain on securities                             --          --          --       (3.27)      (1.45)
  From return of capital                                           --          --          --       (0.08)         --
                                                              -------------------------------------------------------
  Total distributions                                              --          --          --       (3.37)      (1.45)
                                                              -------------------------------------------------------
Net asset value at end of period                              $  5.94     $  5.70     $  4.44     $  6.20     $ 16.30
                                                              -------------------------------------------------------
TOTAL RETURN(a)                                                  4.21%      28.38%     (28.39)%    (46.99)%     46.25%
                                                              -------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets(b)                     0.85%       0.85%       0.85%       0.83%       0.79%
  Ratio of expenses to average net assets(c)                     1.40%       1.51%       1.59%       1.38%       1.55%
  Ratio of expense reductions to average net assets                --          --          --          --          --
  Ratio of net investment income (loss) to average net
    assets(b)                                                   (0.41)%     (0.41)%     (0.45)%     (0.14)%     (0.20)%
  Ratio of net investment income (loss) to average net
    assets(c)                                                   (0.96)%     (1.07)%     (1.19)%        --          --
  Portfolio turnover rate                                         123%         99%         69%        114%         51%
  Number of shares outstanding at end of period (000's)         7,487       7,682       5,745       3,754         783
Net assets at the end of period (000's)                       $44,446     $43,785     $25,527     $23,277     $12,770


---------------


(a) Includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.



(b) Includes expense reimbursement, but excludes expense reductions.



(c) Excludes expense reimbursements and expense reductions.



(d) The per share amounts are calculated using the average share method.

MID CAP VALUE FUND
--------------------------------------------------------------------------------


                                                                               YEAR ENDED AUGUST 31,
                                                              -------------------------------------------------------
                                                                2004       2003        2002        2001        2000
                                                              --------   --------     -------     -------     -------
PER SHARE DATA
Net asset value, beginning of period                          $  14.10   $  11.75     $ 13.54     $ 13.54     $ 13.82
                                                              ------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.02(d)     0.02(d)    0.04(d)     0.07        0.05
  Net realized and unrealized gain (loss) on investments and
    foreign securities                                            2.08       2.36       (1.36)       0.56        3.13
  Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions                                                    --         --          --          --          --
                                                              ------------------------------------------------------
  Total income (loss) from investment operations                  2.10       2.38       (1.32)       0.63        3.18
                                                              ------------------------------------------------------
Distributions:
  From net investment income                                     (0.02)     (0.03)      (0.04)      (0.07)      (0.05)
  From net realized gain on securities                              --         --       (0.43)      (0.56)      (3.41)
  From return of capital                                            --         --          --          --          --
                                                              ------------------------------------------------------
  Total distributions                                            (0.02)     (0.03)      (0.47)      (0.63)      (3.46)
                                                              ------------------------------------------------------
Net asset value at end of period                              $  16.18   $  14.10     $ 11.75     $ 13.54     $ 13.54
                                                              ------------------------------------------------------
TOTAL RETURN(a)                                                  14.86%     20.28%     (10.07)%      4.74%      29.31%
                                                              ------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets(b)                      1.05%      1.05%       1.05%       1.05%       1.05%
  Ratio of expenses to average net assets(c)                      1.25%      1.32%       1.35%       1.26%       1.64%
  Ratio of expense reductions to average net assets               0.03%      0.04%       0.07%         --          --
  Ratio of net investment income (loss) to average net
    assets(b)                                                     0.09%      0.11%       0.29%       0.65%       0.41%
  Ratio of net investment income (loss) to average net
    assets(c)                                                    (0.11)%    (0.16)%     (0.01)%        --          --
  Portfolio turnover rate                                           57%        48%        156%        215%        166%
  Number of shares outstanding at end of period (000's)         11,902      9,587       7,937       4,981       1,286
Net assets at the end of period (000's)                       $192,607   $135,190     $93,245     $67,460     $17,411


---------------


(a) Includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.



(b) Includes expense reimbursement, but excludes expense reductions.



(c) Excludes expense reimbursements and expense reductions.



(d) The per share amounts are calculated using the average share method.

MODERATE GROWTH LIFESTYLE FUND
--------------------------------------------------------------------------------


                                                                               YEAR ENDED AUGUST 31,
                                                              -------------------------------------------------------
                                                               2004        2003        2002        2001        2000
                                                              -------     -------     -------     -------     -------
PER SHARE DATA
Net asset value at beginning of period                        $  9.80     $  8.93     $ 10.02     $ 13.42     $ 12.24
                                                              -------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.22(d)     0.17(d)     0.19(d)     0.30        0.43
  Net realized and unrealized gain (loss) on investments and
    foreign securities                                           0.66        0.87       (1.04)      (2.11)       2.28
  Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions                                                   --          --          --          --          --
                                                              -------------------------------------------------------
  Total income (loss) from investment operations                 0.88        1.04       (0.85)      (1.81)       2.71
                                                              -------------------------------------------------------
Distributions:
  From net investment income                                    (0.22)      (0.17)      (0.24)      (0.45)      (1.10)
  From net realized gain on securities                             --          --          --       (1.14)      (0.43)
  From return of capital                                           --          --          --          --          --
                                                              -------------------------------------------------------
  Total distributions                                           (0.22)      (0.17)      (0.24)      (1.59)      (1.53)
                                                              -------------------------------------------------------
Net asset value at end of period                              $ 10.46     $  9.80     $  8.93     $ 10.02     $ 13.42
                                                              -------------------------------------------------------
TOTAL RETURN(a)                                                  8.96%      11.84%      (8.62)%    (14.11)%     23.29%
                                                              -------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets(b)                     0.10%       0.10%       0.10%       0.10%       0.10%
  Ratio of expenses to average net assets(c)                     0.32%       0.32%       0.10%       0.10%       0.10%
  Ratio of expense reduction to average net assets                 --          --          --          --          --
  Ratio of net investment income (loss) to average net
    assets(b)                                                    2.12%       1.94%       2.03%       2.23%       2.00%
  Ratio of net investment income (loss) to average net
    assets(c)                                                    1.89%       1.72%       2.03%         --          --
  Portfolio turnover rate                                          76%         65%        184%        109%         72%
  Number of shares outstanding at end of period (000's)         5,379       4,865       4,003       3,194       1,209
Net assets at the end of period (000's)                       $56,244     $47,692     $35,747     $31,993     $16,222


---------------


(a) Includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.



(b) Includes expense reimbursements, but excludes expense reductions.



(c) Excludes expense reimbursements and expense reductions.



(d) The per share amounts are calculated using the average share method.

MONEY MARKET II FUND
--------------------------------------------------------------------------------


                                                                               YEAR ENDED AUGUST 31,
                                                              -------------------------------------------------------
                                                               2004        2003        2002        2001        2000
                                                              -------     -------     -------     -------     -------
PER SHARE DATA
Net asset value at beginning of period                        $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                              -------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.01(d)     0.01(d)     0.02(d)     0.05        0.06
  Net realized and unrealized gain (loss) on investments and
    foreign securities                                             --          --          --          --          --
  Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions                                                   --          --          --          --          --
                                                              -------------------------------------------------------
  Total income (loss) from investment operations                 0.01        0.01        0.02        0.05        0.06
                                                              -------------------------------------------------------
Distributions:
  From net investment income                                    (0.01)      (0.01)      (0.02)      (0.05)      (0.06)
  From net realized gain on securities                             --          --          --          --          --
  From return of capital                                           --          --          --          --          --
                                                              -------------------------------------------------------
  Total distributions                                           (0.01)      (0.01)      (0.02)      (0.05)      (0.06)
                                                              -------------------------------------------------------
Net asset value at end of period                              $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                              -------------------------------------------------------
TOTAL RETURN(a)                                                  0.59%       0.83%       1.63%       5.07%       5.67%
                                                              -------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                       0.55%       0.56%       0.56%       0.56%       0.56%
Ratio of expenses to average net assets(c)                       0.80%       0.85%       0.83%       0.71%       1.10%
Ratio of expense reduction to average net assets                   --          --          --          --          --
Ratio of net investment income (loss) to average net
  assets(b)                                                      0.59%       0.82%       1.61%       4.72%       5.65%
Ratio of net investment income (loss) to average net
  assets(c)                                                      0.34%       0.53%       1.34%         --          --
Portfolio turnover rate                                           N/A         N/A         N/A         N/A         N/A
Number of shares outstanding at end of period (000's)          72,901      79,798      70,870      51,979      25,427
Net assets at the end of period (000's)                       $72,901     $79,798     $70,870     $51,979     $25,427


---------------


(a) Includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.



(b) Includes expense reimbursements, but excludes expense reductions.



(c) Excludes expense reimbursements and expense reductions.



(d) The per share amounts are calculated using the average share method.

SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------


                                                                               YEAR ENDED AUGUST 31,
                                                              -------------------------------------------------------
                                                               2004        2003        2002        2001        2000
                                                              -------     -------     -------     -------     -------
PER SHARE DATA
Net asset value at beginning of period                        $  9.70     $  7.40     $ 10.69     $ 23.24     $ 14.86
                                                              -------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                  (0.09)(d)   (0.05)(d)   (0.07)(d)   (0.05)      (0.10)
  Net realized and unrealized gain (loss) on investments and
    foreign securities                                           0.59        2.35       (3.22)     (10.38)      10.05
  Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions                                                   --          --          --          --          --
                                                              -------------------------------------------------------
  Total income (loss) from investment operations                 0.50        2.30       (3.29)     (10.43)       9.95
                                                              -------------------------------------------------------
Distributions:
  From net investment income                                       --          --          --          --          --
  From net realized gain on securities                             --          --          --       (2.12)      (1.57)
  From return of capital                                           --          --          --          --          --
                                                              -------------------------------------------------------
  Total distributions                                              --          --          --       (2.12)      (1.57)
                                                              -------------------------------------------------------
Net asset value at end of period                              $ 10.20     $  9.70     $  7.40     $ 10.69     $ 23.24
                                                              -------------------------------------------------------
TOTAL RETURN(a)                                                  5.15%      31.08%     (30.78)%    (46.44)%     68.91%
                                                              -------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets(b)                     1.16%       1.16%       1.16%       1.16%       1.16%
  Ratio of expenses to average net assets(c)                     1.46%       1.57%       1.58%       1.40%       1.71%
  Ratio of expense reduction to average net assets                 --          --          --          --          --
  Ratio of net investment income (loss) to average net
    assets(b)                                                   (0.84)%     (0.66)%     (0.76)%     (0.49)%     (0.64)%
  Ratio of net investment income (loss) to average net
    assets(c)                                                   (1.14)%     (1.06)%     (1.18)%        --          --
  Portfolio turnover rate                                          66%         37%        153%        111%        133%
  Number of shares outstanding at end of period (000's)         3,800       4,565       3,389       2,574       1,463
  Net assets at the end of period (000's)                     $38,755     $44,290     $25,072     $27,523     $34,000


---------------


(a) Includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.



(b) Includes expense reimbursements, but excludes expense reductions.



(c) Excludes expense reimbursements and expense reductions.



(d) The per share amounts are calculated using the average share method.

SMALL CAP VALUE FUND
--------------------------------------------------------------------------------


                                                                              YEAR ENDED AUGUST 31,
                                                              ------------------------------------------------------
                                                               2004        2003        2002        2001        2000
                                                              -------     -------     -------     -------     ------
PER SHARE DATA
Net asset value at beginning of period                        $ 11.70     $ 10.04     $ 11.36     $ 11.73     $10.48
                                                              ------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.04(d)     0.07(d)     0.10(d)     0.13       0.15
  Net realized and unrealized gain (loss) on investments and
    foreign securities                                           1.99        1.84       (1.03)       1.09       1.60
  Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions                                                   --          --          --          --         --
                                                              ------------------------------------------------------
  Total income (loss) from investment operations                 2.03        1.91       (0.93)       1.22       1.75
                                                              ------------------------------------------------------
Distributions:
  From net investment income                                    (0.05)      (0.09)      (0.10)      (0.13)     (0.15)
  From net realized gain on securities                             --       (0.16)      (0.29)      (1.46)     (0.35)
  From return of capital                                           --          --          --          --         --
                                                              ------------------------------------------------------
  Total distributions                                           (0.05)      (0.25)      (0.39)      (1.59)     (0.50)
                                                              ------------------------------------------------------
Net asset value at end of period                              $ 13.68     $ 11.70     $ 10.04     $ 11.36     $11.73
                                                              ------------------------------------------------------
TOTAL RETURN(a)                                                 17.37%      19.47%      (8.47)%     11.99%     17.53%
                                                              ------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets(b)                     0.95%       0.95%       0.95%       0.95%      0.98%
  Ratio of expenses to average net assets(c)                     1.28%       1.40%       1.53%       1.55%      1.69%
  Ratio of expense reductions to average net assets                --          --        0.01%         --         --
  Ratio of net investment income (loss) to average net
    assets(b)                                                    0.34%       0.72%       0.91%       1.18%      1.36%
  Ratio of net investment income (loss) to average net
    assets(c)                                                    0.01%       0.26%       0.33%         --         --
  Portfolio turnover rate                                          47%         42%        166%        100%        97%
  Number of shares outstanding at end of period (000's)         5,217       5,035       4,496       2,677        462
  Net assets at the end of period (000's)                     $71,371     $58,923     $45,124     $30,403     $5,421


---------------


(a) Includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected these performance figures. If such expenses had been included, the total return would have been lower for each period presented.



(b) Includes expense reimbursements, but excludes expense reductions.



(c) Excludes expense reimbursements and expense reductions.



(d) The per share amounts are calculated using the average share method.

SOCIALLY RESPONSIBLE FUND
--------------------------------------------------------------------------------


                                                                               YEAR ENDED AUGUST 31,
                                                              -------------------------------------------------------
                                                               2004        2003        2002        2001        2000
                                                              -------     -------     -------     -------     -------
PER SHARE DATA
Net asset value at beginning of period                        $  9.42     $  8.44     $ 10.46     $ 14.16     $ 12.88
                                                              -------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.09(d)     0.09(d)     0.08(d)     0.13        0.13
  Net realized and unrealized gain (loss) on investments and
    foreign securities                                           0.82        0.96       (2.02)      (3.56)       1.74
  Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions                                                   --          --          --          --          --
                                                              -------------------------------------------------------
  Total income (loss) from investment operations                 0.91        1.05       (1.94)      (3.43)       1.87
                                                              -------------------------------------------------------
Distributions:
  From net investment income                                    (0.08)      (0.07)      (0.08)      (0.13)      (0.13)
  From net realized gain on securities                             --          --          --       (0.14)      (0.46)
  From return of capital                                           --          --          --          --          --
                                                              -------------------------------------------------------
  Total distributions                                           (0.08)      (0.07)      (0.08)      (0.27)      (0.59)
                                                              -------------------------------------------------------
Net asset value at end of period                              $ 10.25     $  9.42     $  8.44     $ 10.46     $ 14.16
                                                              -------------------------------------------------------
TOTAL RETURN(a)                                                  9.70%(e)   12.58%(e)  (18.65)%    (24.43)%     14.77%
                                                              -------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets(b)                     0.56%       0.56%       0.56%       0.56%       0.56%
  Ratio of expenses to average net assets(c)                     0.96%       1.30%       1.19%       0.76%       1.15%
  Ratio of expense reductions to average net assets                --          --          --          --          --
  Ratio of net investment income loss to average net
    assets(b)                                                    0.91%       1.11%       0.82%       1.07%       0.99%
  Ratio of net investment income (loss) to average net
    assets(c)                                                    0.51%       0.37%       0.19%         --          --
  Portfolio turnover rate                                         117%         96%         25%         58%         40%
  Number of shares outstanding at end of period (000's)         3,205       1,314       1,186       1,111       1,009
  Net assets at the end of period (000's)                     $32,850     $12,380     $10,008     $11,612     $14,276


---------------


(a) Includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.



(b) Includes expense reimbursements, but excludes expense reductions.



(c) Excludes expense reimbursements and expense reductions.



(d) The per share amounts are calculated using the average share method.



(e) The Fund's performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions (see Note 3).

STRATEGIC BOND FUND
--------------------------------------------------------------------------------


                                                                              YEAR ENDED AUGUST 31,
                                                              ------------------------------------------------------
                                                               2004        2003        2002        2001        2000
                                                              -------     -------     -------     -------     ------
PER SHARE DATA
Net asset value at beginning of period                        $ 10.28     $  9.31     $  9.60     $  9.82     $ 9.86
                                                              ------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.57(d)     0.66(d)     0.62(d)     0.77       0.81
  Net realized and unrealized gain (loss) on investments and
    foreign securities                                           0.46        0.95       (0.32)      (0.23)     (0.01)
  Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions                                                   --          --          --          --         --
                                                              ------------------------------------------------------
  Total income (loss) from investment operations                 1.03        1.61        0.30        0.54       0.80
                                                              ------------------------------------------------------
Distributions:
  From net investment income                                    (0.56)      (0.64)      (0.59)      (0.76)     (0.84)
  From net realized gain on securities                          (0.09)         --          --          --         --
  From return of capital                                           --          --          --          --         --
                                                              ------------------------------------------------------
  Total distributions                                           (0.65)      (0.64)      (0.59)      (0.76)     (0.84)
                                                              ------------------------------------------------------
Net asset value at end of period                              $ 10.66     $ 10.28     $  9.31     $  9.60     $ 9.82
                                                              ------------------------------------------------------
TOTAL RETURN(a)                                                 10.30%      17.73%       3.13%       5.90%      8.43%
                                                              ------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets(b)                     0.88%       0.89%       0.89%       0.89%      0.89%
  Ratio of expenses to average net assets(c)                     1.22%       1.52%       1.58%       1.09%      1.51%
  Ratio of expense reductions to average net assets                --          --          --          --         --
  Ratio of net investment income (loss) to average net
    assets(b)                                                    5.54%       6.79%       6.64%       8.68%      8.27%
  Ratio of net investment income (loss) to average net
    assets(c)                                                    5.20%       6.17%       5.95%         --         --
  Portfolio turnover rate                                         127%         63%        109%         69%       100%
  Number of shares outstanding at end of period (000's)         7,484       4,431       2,810       1,574        598
  Net assets at the end of period (000's)                     $79,793     $45,565     $26,167     $15,113     $5,870


---------------


(a) Includes, if any, expense reimbursements, and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.



(b) Includes expense reimbursements, but excludes expense reductions.



(c) Excludes expense reimbursements and expense reductions.



(d) The per share amounts are calculated using the average share method.

INTERESTED IN LEARNING MORE?
--------------------------------------------------------------------------------

The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Series Company's operations.

Further information about the Funds' investments is available in the Series Company's annual and semi-annual reports to shareholders. The Series Company's annual report discusses market conditions and investment strategies that significantly affected the Series Company's performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about the Series Company. You may reach VALIC by calling 1-800-448-2542 or by writing to 2929 Allen Parkway, Houston, Texas 77019.

The Securities and Exchange Commission also maintains copies of these documents:

    - To view information online: Access the SEC's web site at http://www.sec.gov.

    - To review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, D.C. 20549-0102; or call the SEC at: 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov.

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-08789

VL-10832 VER 12/2004

                                VALIC COMPANY II

                        AGGRESSIVE GROWTH LIFESTYLE FUND
                            CAPITAL APPRECIATION FUND
                       CONSERVATIVE GROWTH LIFESTYLE FUND
                                 CORE BOND FUND
                              HIGH YIELD BOND FUND
                       INTERNATIONAL SMALL CAP EQUITY FUND
                              LARGE CAP VALUE FUND
                               MID CAP GROWTH FUND
                               MID CAP VALUE FUND
                         MODERATE GROWTH LIFESTYLE FUND
                              MONEY MARKET II FUND
                              SMALL CAP GROWTH FUND
                              SMALL CAP VALUE FUND
                            SOCIALLY RESPONSIBLE FUND
                               STRATEGIC BOND FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART B


                                 DECEMBER 31, 2004



This Statement of Additional Information ("SAI") is not a prospectus and contains information in addition to that in the Prospectus for VALIC Company II (the "Series Company" or "VC II"). It should be read in conjunction with the Prospectus. The SAI and the related Prospectus are dated January 1, 2005. You may obtain a copy of the Series Company's Prospectus by visiting www.aigvalic.com, or upon request by calling 1-800-448-2542, or writing the Series Company at 2929 Allen Parkway, Houston, Texas 77019. The Series Company's Annual Report dated August 31, 2004 is incorporated by reference into this SAI.



For an individual interested in a variable annuity contract issued by The Variable Annuity Life Insurance Company ("VALIC"), a Contract Prospectus may be obtained by visiting www.aigvalic.com, or upon request by calling
1-800-448-2542, or writing the Series Company at 2929 Allen Parkway, Houston, Texas 77019.

                                TABLE OF CONTENTS


                                                                                                   Page
General Information and History                                                                       4
Investment Restrictions                                                                               5
          Fundamental Investment Restrictions                                                         5
          Non-Fundamental Investment Restrictions                                                     6
          Operating Policies                                                                          7
Investment Practices                                                                                  9
          Adjustable Rate Securities                                                                  9
          Asset-Backed Securities                                                                     9
          Bank Obligations                                                                            9
          Brady Bonds                                                                                10
          Catastrophe Bonds                                                                          11
          Collateralized Bond Obligations                                                            11
          Convertible Securities                                                                     11
          Depositary Receipts                                                                        12
          Eurodollar Obligations                                                                     12
          Fixed Income Securities                                                                    13
                 Lower Rated Debt Securities                                                         13
          Foreign Currency Exchange Transactions and Forward Contracts                               14
          Foreign Securities                                                                         15
                Emerging Markets                                                                     16
                Money Market Securities of Foreign Issuers                                           16
          Hybrid Instruments                                                                         17
          Illiquid Securities                                                                        18
          Inflation-Indexed Bonds                                                                    19
          Initial Public Offerings                                                                   20
          Interfund Borrowing and Lending Program                                                    20
          International Bonds                                                                        20
          Lending Portfolio Securities                                                               21
          Loan Participations and Assignments                                                        21
          Mortgage-Related Securities                                                                22
           Mortgage Pass-Through Securities                                                          22
           Collateralized Mortgage-Backed Securities                                                 23
           Other Mortgage-Related Securities                                                         23
           CMO Residuals                                                                             24
           Mortgage Dollar Rolls                                                                     24
           Stripped Mortgage-Backed Securities                                                       25
          Options & Futures Contracts                                                                25
           Options on Securities and Securities Indices                                              25
           Writing Covered Call and Put Options and Purchasing Call and Put Options                  26
           Financial Futures Contracts                                                               28
           Options on Financial Futures Contracts                                                    29
           Certain Additional Risks of Options and Financial Futures Contracts                       30
           Limitations                                                                               31
          Other Investment Companies                                                                 31
           Holding Company Depositary Receipts                                                       32
           iShares                                                                                   32
           Standard & Poor's Depositary Receipts                                                     32
          Real Estate Securities and Real Estate Investment Trusts ("REITs")                         32
          Repurchase Agreements                                                                      33
          Reverse Repurchase Agreements                                                              33
          Rule 144A Securities                                                                       33
          Short Sales                                                                                34
          Structured Notes                                                                           34

                                                                                                   Page
          Swap Agreements                                                                            34
          Variable Rate Demand Notes                                                                 36
          Warrants                                                                                   36
          When-Issued Securities                                                                     36
          Zero Coupon Fixed Income Securities                                                        36
Investment Adviser                                                                                   37
          Approval of Advisory Agreement                                                             39
          Code of Ethics                                                                             40
Investment Sub-advisers                                                                              41
          Approval of Sub-Advisory Agreement                                                         41
Service Agreements                                                                                   45
          Service Agreements with Affiliates                                                         45
Portfolio Turnover                                                                                   47
Portfolio Transactions and Brokerage                                                                 47
Offering, Purchase and Redemption of Fund Shares                                                     47
Determination of Net Asset Value                                                                     51
Accounting and Tax Treatment                                                                         53
          Calls and Puts                                                                             53
          Financial Futures Contracts                                                                53
          Subchapter M of the Code                                                                   53
          Passive Foreign Investment Companies                                                       54
          Section 817(h) of the Code                                                                 54
Other Information                                                                                    55
          Shareholder Reports                                                                        55
          Voting and Other Rights                                                                    55
       Proxy Voting Policies and Procedures                                                          56
       Disclosure of Portfolio Holdings Policies and Procedures                                      58
          Custody of Assets                                                                          59
Independent  Registered Public Accounting Firm                                                       60
Management of the Series Company                                                                     60
          Compensation of Independent Trustees                                                       65
Bond Ratings                                                                                         66
          Description of Commercial Paper Ratings                                                    68

                         GENERAL INFORMATION AND HISTORY

The Series Company was organized as a Delaware business trust on May 6, 1998, by VALIC and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end, management investment company. Pursuant to an Investment Advisory Agreement with the Series Company and subject to the authority of the Series Company's Board of Trustees, VALIC serves as the Series Company's investment adviser and conducts the business and affairs of the Series Company. Additionally, VALIC has engaged investment sub-advisers (each hereinafter referred to as a "Sub-adviser") to provide investment sub-advisory services for each Fund subject to VALIC's oversight. The Series Company consists of fifteen separate investment portfolios (hereinafter collectively referred to as the "Funds" or individually as a "Fund"), each of which is, in effect, a separate mutual fund issuing its own separate class of shares of beneficial interest. The Aggressive Growth Lifestyle Fund, the Conservative Growth Lifestyle Fund, and Moderate Growth Lifestyle Fund are collectively referred to as the "Lifestyle Funds." Each of the Funds, except the Lifestyle Funds, is "diversified" as the term is used in the 1940 Act.

The Series Company issues shares of beneficial interest of each Fund to certain employer-sponsored retirement plans (primarily, but not exclusively, governmental plans; collectively, the "Plans" and each a "Plan") and registered and unregistered separate accounts of VALIC and its affiliates to fund variable annuity contracts or variable life policies (the "Contracts"). Currently the Series Company acts as an investment vehicle for assets of separate accounts sponsored by VALIC and its affiliates.

The Series Company was originally named American General Series Portfolio Company 3. The name changed to North American Funds Variable Product Series II on October 1, 2001. Subsequently, on December 31, 2001, the name changed to VALIC Company II. The individual Fund names also changed on December 31, 2001, as noted below.


NAME PRIOR TO 10/1/2000                  NAME FROM 10/01/2000 TO 12/31/2001     NAME EFFECTIVE 12/31/2001
-----------------------                  ----------------------------------     -------------------------
American General Aggressive Growth       North American - AG Aggressive         Aggressive Growth Lifestyle Fund
Lifestyle Fund                           Growth Lifestyle Fund

American General Conservative Growth     North American - AG Conservative       Conservative Growth Lifestyle Fund
Lifestyle Fund                           Growth Lifestyles Fund

American General Core Bond Fund          North American - AG Core Bond Fund     Core Bond Fund

American General High Yield Bond Fund    North American - AG High Yield Bond    High Yield Bond Fund
                                         Fund

American General International Growth    North American International Growth    International Growth II Fund*
Fund                                     Fund

American General Large Cap Growth Fund   North American - AG Goldman Sachs      Capital Appreciation Fund
                                         Large Cap Growth Fund

American General Large Cap Value Fund    North American - AG State Street       Large Cap Value Fund
                                         Large Cap Value Fund

American General Mid Cap Growth Fund     North American - AG INVESCO MidCap     Mid Cap Growth Fund
                                         Growth Fund

American General Mid Cap Value Fund      North American - AG Neuberger Berman   Mid Cap Value Fund
                                         MidCap Value Fund

American General Moderate Growth         North American - AG Moderate Growth    Moderate Growth Lifestyle Fund
Lifestyle Fund                           Lifestyle Fund

American General Money Market Fund       North American - AG 2 Money Market     Money Market II Fund
                                         Fund

American General Small Cap Growth Fund   North American - J.P. Morgan Small     Small Cap Growth Fund
                                         Cap Growth Fund

American General Small Cap Value Fund    North American Small Cap Value Fund    Small Cap Value Fund

American General Socially Responsible    North American - AG Socially           Socially Responsible Fund
Fund                                     Responsible Fund

American General Strategic Bond Fund     North American - AG Strategic Bond     Strategic Bond Fund
                                         Fund

* The name of International Growth II Fund changed to International Small Cap Equity Fund effective October 11, 2004.

                             INVESTMENT RESTRICTIONS

The Funds have each adopted certain fundamental investment restrictions which, unlike the other investment objective(s), policies, and investment program of each Fund, may only be changed with the consent of a majority of the outstanding voting securities of the particular Fund. The 1940 Act defines such a majority as the lesser of (i) 67% or more of the voting securities present in person or by proxy at a shareholders' meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or
(ii) more than 50% of a Fund's outstanding voting securities.

In addition, the Funds have non-fundamental investment restrictions, which have been approved by the Series Company's Board of Trustees. Non-fundamental investment restrictions and operating policies may be changed by the Board of Trustees without shareholder approval.

The fundamental and non-fundamental investment restrictions and operating policies of each Fund are listed below. The percentage limitations referenced in some of the restrictions are to be determined at the time of purchase. However, percentage limitations for illiquid securities and borrowings apply at all times. Calculation of each Fund's total assets for compliance with any of the investment restrictions or any other investment restrictions will not include cash collateral held in connection with securities lending activities.

In applying the limitations on investments in any one industry (concentration), the Funds may use industry classifications based, where applicable, on industry classification guides such as Baseline, Bridge Information Systems, Reuters, or S & P Stock Guide, Global Industry Classification Standard (GICS) information obtained from Bloomberg L.P. and Moody's International, or Barra, and/ or the prospectus of the issuing company. Further, regarding the securities of one or more issuers conducting their principal business activities in the same industry: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (ii) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and
(iv) personal credit and business credit businesses will be considered separate industries.

FUNDAMENTAL INVESTMENT RESTRICTIONS

BORROWING

All Funds: Each Fund may borrow money in amounts up to 33 1/3% of the value of its total assets for temporary or emergency purposes, or as permitted by law. Each Fund may also borrow money for investment purposes, up to the maximum extent permissible under the 1940 Act. A Fund may also obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. In order to secure any permitted borrowings and reverse repurchase agreements under this section, a Fund may pledge, mortgage or hypothecate its assets. This policy shall not prohibit a Fund from engaging in reverse repurchase agreements, dollar rolls, or similar investment strategies described in the Prospectus and the SAI, as amended from time to time.

COMMODITIES

All Funds: No Fund may purchase or sell physical commodities except that each Fund (other than the Lifestyle Funds and the Money Market II Fund) may (i) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; or (iii) purchase or sell commodity options and futures contracts in accordance with its investment practices and policies.

CONCENTRATION

All Funds, except the Lifestyle Funds: Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby), or domestic bank money market instruments.

Explanation: With respect to the Lifestyle Funds, each Lifestyle Fund may invest more than 25% of its assets in Funds of the Series Company or VALIC Company I.

DIVERSIFICATION

All Funds, except the Lifestyle Funds: Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

Explanation: The Lifestyle Funds are non-diversified investment companies.

ISSUANCE OF SENIOR SECURITIES

All Funds: No Fund may issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any Securities and Exchange Commission ("SEC") staff interpretation of the 1940 Act.

LENDING

All Funds, except the Lifestyle Funds: No Fund may make loans, except that each Fund may, in accordance with its investment practices and policies, (i) engage in repurchase agreements; (ii) lend portfolio securities; (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement, including interfund lending, as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act, by exemptive relief, or by any SEC staff interpretation of the 1940 Act.

Explanation:  The Lifestyle Funds may not engage in lending securities.

REAL ESTATE

All Funds: No Fund may purchase or sell real estate except that each Fund (other than the Lifestyle Funds and the Money Market II Fund) may (i) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal, or otherwise engage in the business of real estate.

UNDERWRITING

All Funds: No Fund may underwrite the securities of other issuers, except as permitted by the Board of Trustees within applicable law and except to the extent that in connection with the sale or disposition of its portfolio securities, a Fund may be deemed to be an underwriter.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

CONTROL OF COMPANIES. Each Fund may not invest in companies for the purpose of exercising management control or influence, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated thereunder, as amended from time to time, or (iii) an exemption or similar relief from the provisions of the 1940 Act (See Operating Policies shown below for additional information on investment company security investment restrictions).

ILLIQUID SECURITIES. Each Fund (other than the Lifestyle Funds) may not invest more than 15% (10% for the Money Market II Fund) of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days, stripped mortgage securities and inverse floaters, but excluding variable amount master demand notes and liquid Rule 144A securities. The Lifestyle Funds may not invest in illiquid securities. This restriction on illiquid investments is applicable at all times.

FOREIGN SECURITIES. To the extent consistent with their respective investment objectives, each of the Funds as noted in the Limitation List below may invest in foreign securities. American Depository Receipts and U.S. dollar-denominated securities of foreign issuers are excluded from such percentage limitation for each Fund other than the Mid Cap Growth Fund and the Strategic Bond Fund. With respect to the Mid Cap Growth Fund and the Strategic Bond Fund, ADRs, U.S. dollar-denominated securities of foreign issuers and Canadian securities are excluded from such percentage limitations.

         100%              International Small Cap Equity Fund

         50%               Strategic Bond Fund

         40%               Core Bond Fund

         35%               High Yield Bond Fund
                           Large Cap Value Fund

         25%               Mid Cap Growth Fund
                           Small Cap Value Fund
                           Small Cap Growth Fund

         20%               Capital Appreciation Fund
                           Mid Cap Value Fund
                           Money Market II Fund (payable in U.S. Dollars) Socially Responsible Fund

         0%                Lifestyle Funds*

*Each Fund invests indirectly in equity securities of international companies.

MARGIN. Each Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

SHORT SALES. Each Fund, (other than the Lifestyle Funds and the Money Market II
Fund) may not sell securities short except to the extent permitted by applicable law.

INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. (See Operating Policies below for additional information on investment company security investment restrictions.)

OPERATING POLICIES

ASSET-BACKED SECURITIES

All Funds: A Fund will only invest in fixed-income asset-backed securities rated, at the time of purchase, in the same quality range as its other permissible investments.

SINGLE INVESTMENT COMPANIES

All Funds: Unless otherwise permitted by the 1940 Act, no Fund may invest more than 5% of total assets in a single investment company.

TOTAL INVESTMENT COMPANY INVESTMENT

All Funds, except the Lifestyle Funds: Unless otherwise permitted by the 1940 Act, no Fund may invest more than 10% of total assets in investment company securities.

SINGLE INVESTMENT COMPANY VOTING SECURITIES

All Funds, except the Lifestyle Funds: Unless otherwise permitted by the 1940 Act, no Fund may invest more than 3% of total assets in the voting securities of a single investment company.

CERTIFICATES OF DEPOSIT AND BANKERS ACCEPTANCES

All Funds: The Funds limit investments in U.S. certificates of deposit and bankers acceptances to obligations of U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or where deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"). A Fund may also invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

FUTURES CONTRACTS - INITIAL MARGIN DEPOSITS

All Funds, except the Money Market II Fund and the Lifestyle Funds: To the extent that a Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margins and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts into which it has entered.

                              INVESTMENT PRACTICES

Although the Lifestyle Funds may not engage directly in the investment practices described below, they may indirectly engage in such practice through the purchase of shares of underlying VC II Funds and VALIC Company I Funds, which may engage in such practices.

ADJUSTABLE RATE SECURITIES

Each Fund, other than the Lifestyle Funds, may invest in adjustable rate money market securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (i) at any time upon notice of usually 30 days or less, or (ii) at specified intervals, not exceeding 13 months, and upon 30 days' notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

ASSET-BACKED SECURITIES

Each Fund, other than the Lifestyle Funds, may invest in asset-backed securities (unrelated to first mortgage loans) that represent fractional interests in pools of retail installment loans, both secured (such as certificates for automobile receivables) and unsecured, and leases, or revolving credit receivables both secured and unsecured (such as credit card receivable securities). These assets are generally held by a trust and payments of principal and interest, or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying loans, leases, or receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying loans, leases or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective(s) and policies, a Fund may invest in other asset-backed securities that may be developed in the future.

BANK OBLIGATIONS

Each Fund, other than the Lifestyle Funds, may invest in bank obligations. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

The Funds limit investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

The Funds limit investments in foreign bank obligations to United States dollar-or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of a Sub-adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. Subject to a Fund's limitation on concentration in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibility that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

BRADY BONDS

         Each Fund, other than the Lifestyle Funds and the Small Cap Value Fund, in accordance with its investment objectives, policies and investment program, may invest in Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the "Brady Plan." This is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds generally have maturities of between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, a Fund may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

Agreements implemented under the Brady Plan have been designed to achieve debt and debt service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Brady Bonds have typically traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. A Fund may purchase Brady Bonds with no or limited collateralization, and would be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

CATASTROPHE BONDS

Each Fund, other than the Lifestyle Funds and the Small Cap Value Fund, in accordance with its investment objectives, policies and investment program, may invest in "catastrophe bonds." Catastrophe bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" catastrophic event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some catastrophe bonds, the trigger event or losses may be based on companywide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the catastrophe bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, catastrophe bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Catastrophe bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See "Illiquid Securities" below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Catastrophe bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

COLLATERALIZED BOND OBLIGATIONS ("CBOS")

The High-Yield Bond Fund may invest in CBOs. CBOs are structured products backed by a diversified pool of high yield public or private fixed income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranch of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tranch specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranch of CBOs is especially sensitive to the rate of defaults in the collateral pool. CBOs may be deemed to be "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.

CONVERTIBLE SECURITIES

Each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in convertible securities of foreign or domestic issuers. A convertible security is a security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund's ability to achieve its investment objectives.

DEPOSITARY RECEIPTS

Each Fund, other than the Money Market II Fund, may invest in Depositary Receipts. Depositary Receipts include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Depositary Receipts may not necessarily be denominated in the same currency as the securities into which they may be converted.

Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. This limits the Funds' exposure to foreign exchange risk.

Depositary Receipts may be sponsored or unsponsored. A sponsored Depositary Receipt is issued by a Depositary that has an exclusive relationship with the issuer of the underlying security. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. For purposes of a Fund's investment policies, the Funds' investments in Depositary Receipts will be deemed to be investments in the underlying securities.

EURODOLLAR OBLIGATIONS

Each Fund, except the Capital Appreciation Fund and the Lifestyle Funds, in accordance with its investment objective(s), policies, and investment program, may invest in Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit. A Eurodollar obligation is a security denominated in U.S. dollars and originated principally in Europe, giving rise to the term Eurodollar.

Such securities are not registered with the SEC and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is London.

Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit, are principally obligations of foreign branches of U.S. banks. These instruments represent the loan of funds actually on deposit in the U.S. The Series Company believes that the U.S. bank would be liable in the event that its foreign branch failed to pay on its U.S. dollar denominated obligations. Nevertheless, the assets supporting the liability could be expropriated or otherwise restricted if located outside the U.S. Exchange controls, taxes, or political and economic developments also could affect liquidity or repayment. Due to possibly conflicting laws or regulations, the foreign branch of the U.S. bank could maintain and prevail in the view that the liability is solely its own, thus exposing a Fund to a possible loss. Such U.S. dollar denominated obligations of foreign branches of FDIC member U.S. banks are not covered by the usual $100,000 of FDIC insurance if they are payable only at an office of such a bank located outside the U.S., Puerto Rico, Guam, American Samoa, and the Virgin Islands.

Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing, and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges, and brokers generally are subject to less government regulation. There are, however, no risks of currency fluctuation since the obligations are U.S. dollar denominated.

Each Fund, other than the Lifestyle Funds, in accordance with its investment objectives, policies and investment program, may purchase and sell Eurodollar futures contracts, which enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

FIXED INCOME SECURITIES

Each Fund, except the Lifestyle Funds, may invest in fixed income securities. Debt securities are considered high-quality if they are rated at least Aa by Moody's Investors Service, Inc. ("Moody's") or its equivalent by any other Nationally Recognized Statistical Ratings Organization ("NRSRO") or, if unrated, are determined to be of equivalent investment quality. High-quality debt securities are considered to have a very strong capacity to pay principal and interest. Debt securities are considered investment grade if they are rated, for example, at least Baa3 by Moody's or BBB- by Standard & Poor's Corporation ("S&P") or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade debt securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium and lower-quality securities rated, for example, Ba and B by Moody's or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The Sub-advisers will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See the section below regarding "Description of Corporate Bond Ratings" for a description of each rating category and a more complete description of lower- medium and lower-quality debt securities and their risks.

The maturity of debt securities may be considered long (ten plus years), intermediate (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

Lower Rated Debt Securities

The Core Bond Fund, the High Yield Bond Fund and the Strategic Bond Fund may invest in below investment grade bonds. Issuers of lower rated or non-rated securities ("high yield" securities, commonly known as "junk bonds") may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

Lower rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.


A Fund may have difficulty disposing of certain lower rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower rated securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower rated securities are likely to adversely affect a Fund's net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

Finally, there are risks involved in applying credit ratings as a method for evaluating lower rated fixed income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower rated fixed income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, a Sub-adviser will monitor the issuers of lower rated fixed income securities in a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities' liquidity within the parameters of the Fund's investment policies. The Sub-advisers will not necessarily dispose of a portfolio security when its ratings have been changed.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND FORWARD CONTRACTS

Each Fund, except the Money Market II Fund and the Lifestyle Funds, may purchase forward foreign currency exchange contracts to protect against a decline in the value of the U.S. dollar. A Fund may conduct foreign currency transactions on a spot basis (i.e., cash) or forward basis (i.e., by entering into forward currency exchange contracts, currency options and futures transactions to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.

Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually larger commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following summarizes the principal currency management strategies involving forward contracts. A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

1. Settlement Hedges or Transaction Hedges. When the Sub-adviser wishes to lock in the U.S. dollar price of a foreign currency denominated security when a Fund is purchasing or selling the security, the Fund may enter into a forward contract. This type of currency transaction, often called a "settlement hedge" or "transaction hedge," protects the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received (i.e., settled). Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Sub-adviser. This strategy is often referred to as "anticipatory hedging."

2. Position Hedges. When the Sub-adviser believes that the currency of a particular foreign country may suffer substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. This use of a forward contract is sometimes referred to as a "position hedge." For example, if a Fund owned securities denominated in Euros, it could enter into a forward contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euro's value. This hedge would tend to offset both positive and negative currency fluctuations, but would not tend to offset changes in security values caused by other factors.

A Fund could also hedge the position by entering into a forward contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge, often called a

"proxy hedge," could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple position hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible because the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Sub-adviser(s) each believe that it is important to have flexibility to enter into such forward contracts when they determine that a Fund's best interests may be served.

At the maturity of the forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Fund is obligated to deliver.

Shifting Currency Exposure: A Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency, or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency. For example, if the Sub-adviser believed that the U.S. dollar may suffer a substantial decline against the Euro, it could enter into a forward contract to purchase Euros for a fixed amount of U.S. dollars. This transaction would protect against losses resulting from a decline in the value of the U.S. dollar, but would cause the Fund to assume the risk of fluctuations in the value of the Euro.

Successful use of currency management strategies will depend on the Fund management team's skill in analyzing currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency rates and could result in losses to a Fund if currencies do not perform as the Sub-adviser anticipates. For example, if a currency's value rose at a time when the Sub-adviser hedged a Fund by selling the currency in exchange for U.S. dollars, the Fund would not participate in the currency's appreciation. Similarly, if the Sub-adviser increases a Fund's exposure to a currency and that currency's value declines, the Fund will sustain a loss. There is no assurance that the use of foreign currency management strategies will be advantageous to a Fund or that the Sub-adviser will hedge at appropriate times.

A Fund will cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, State Street Bank and Trust Company (the "Custodian" or "State Street") will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, settlement hedges and anticipatory hedges.

FOREIGN SECURITIES

Each Fund, except the Lifestyle Funds, may invest in foreign securities.

A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. A foreign security is a security issued by an entity domiciled or incorporated outside of the United States.

In addition, each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in non-U.S. dollar-denominated foreign securities, in accordance with their specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Fund may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

Emerging Markets

Each Fund, except the Capital Appreciation Fund, the Money Market II Fund and the Lifestyle Funds, in accordance with its investment objectives, policies and investment program, may invest in companies located in emerging market countries. Investments in companies domiciled in emerging market countries may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Fund's securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

A further risk is that the existence of national policies may restrict a Fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

Money Market Securities of Foreign Issuers

Each Fund, except the Lifestyle Funds, may also, in accordance with its specific investment objective(s) and investment program, policies and restrictions purchase U.S. dollar-denominated money market securities of foreign issuers. Such money market securities may be registered domestically and traded on domestic exchanges or in the over-the-counter market (e.g., Yankee securities) or may be (i) registered abroad and traded exclusively in foreign markets or (ii) registered domestically and issued in foreign markets (e.g., Eurodollar securities).

Foreign money market instruments utilized by the Funds will be limited to: (i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers' acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and
(iii) other short-term unsecured corporate obligations (usually 1 to 270 day commercial paper) of foreign companies. For temporary purposes or in light of adverse foreign political or economic conditions, the Funds may invest in short-term high quality foreign money market securities without limitation.

HYBRID INSTRUMENTS

Each of the Funds, other than the Money Market II Fund, the High Yield Bond Fund and the Large Cap and the Value Fund, may invest in hybrid instruments, up to 10% of total assets. Hybrid instruments, which include indexed or structured securities and exchange traded funds ("ETFs"), combine the elements of derivatives, including futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For more information on ETFs, see "Other Investment Companies."

Hybrid instruments may be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a Benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, a Fund that so invests will limit its investments in hybrid instruments (including investments in other investment companies) to 10% of total assets.

Structured investments are organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in Structured Securities are generally of a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

ILLIQUID SECURITIES

Subject to their investment restrictions, each Fund, except the Lifestyle Funds, may invest a limited percentage of assets in securities or other investments that are illiquid or not readily marketable (including repurchase agreements with maturities exceeding seven days). Securities received as a result of a corporate reorganization or similar transaction affecting readily-marketable securities already held in the portfolio of a Fund will not be considered securities or other investments that are not readily marketable. However, the Fund will attempt, in an orderly fashion, to dispose of any securities received under these circumstances, to the extent that such securities are considered not readily marketable, and together with other illiquid securities, exceed the percentage of the value of a Fund's net assets as shown in the non-fundamental investment restrictions.

INFLATION-INDEXED BONDS

Each Fund, other than the Lifestyle Funds, in accordance with its investment objectives, policies and investment program, may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Interest payments are made to bondholders semi-annually and are made up of two components: a fixed "real coupon" or spread, and a variable coupon linked to an inflation index. Accordingly, payments will increase or decrease each period as a result of changes in the inflation index. In the period of deflation payments may decrease to zero, but in any event will not be less than zero. Inflation-indexed bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five, ten or thirty years, although it is anticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. There also can be no assurance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds. Certain foreign governments, such as those of the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. See "Taxation" for information about the possible tax consequences of investing in inflation-indexed bonds.

INITIAL PUBLIC OFFERINGS ("IPO")

The Capital Appreciation Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund and Small Cap Value Fund may invest in IPOs. As such, a portion of each Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as a Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

INTERFUND BORROWING AND LENDING PROGRAM

The Series Company has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among investment companies advised by VALIC or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Funds, including the requirement that no Fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Funds from a typical bank for a comparable transaction. In addition, the Fund may participate in the program only to the extent that such participation is consistent with the Fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day's notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating Funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy or restriction on borrowing.

INTERNATIONAL BONDS

Each Fund, except the Money Market II Fund, the Lifestyle Funds and the Small Cap Value Fund, may, in accordance with its investment practices and policies may invest in international bonds, which include U.S. dollar-denominated bonds issued by foreign corporations for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Euro Bonds"). International bonds may involve special risks and considerations not typically associated with investing in U.S. companies, including differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. A Fund's investment in international bonds also may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

LENDING PORTFOLIO SECURITIES

Each Fund, other than the Lifestyle Funds, may make secured loans of its portfolio securities in accordance with its investment practices and policies. Securities loans are made to broker-dealers and other financial institutions approved by the Custodian and pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as permitted by interpretations or rules of the SEC. While the securities are on loan, the Funds will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.

Any loan of portfolio securities by any Fund will be callable at any time by the lending Fund upon notice of five business days. When voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund will call the loan, in whole or in part as appropriate, to permit the exercise of such rights if the matters involved would have a material effect on that Fund's investment in the securities being loaned. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the lending Fund will be permitted to use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in receiving additional collateral or in the recovery of the securities or, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only when the Custodian considers the borrowing broker-dealers or financial institutions to be creditworthy and of good standing and the interest earned from such loans to justify the attendant risks. On termination of the loan, the borrower will be required to return the securities to the lending Fund. Any gain or loss in the market price during the loan would inure to the lending Fund. The lending Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan of its securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Each Fund, other than the Lifestyle Funds, may invest in loan participations and assignments. Loan participations include investments in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). Investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of Participations, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Sub-adviser to be creditworthy. When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund and calculating its net asset value.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities as described above. Loan participations and assignments may be considered liquid, as determined by the Fund's Sub-adviser.

MORTGAGE-RELATED SECURITIES

Each Fund, other than the Lifestyle Funds, may invest in mortgage-related securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities."

Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA") are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantors of mortgage-related securities are GNMA, the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Series Company's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Certain Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, a Sub-adviser determines that the securities meet the Series Company's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth above under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

Each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or fixed income securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals

Each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in CMO residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Mortgage-Related Securities -- Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Mortgage Dollar Rolls

Each Fund, except the Money Market II Fund and the Lifestyle Funds, in accordance with its investment objectives, policies and investment program, may invest in mortgage dollar rolls. In a "dollar roll" transaction, a Fund sells a mortgage-related security, such as a security issued by the GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. The dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program;
(iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and therefore price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received must be within 1.0% of the initial amount delivered.

A Fund's obligations under a dollar roll agreement may be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. To the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings. Dollar roll transactions for terms exceeding three months may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.

Stripped Mortgage-Backed Securities ("SMBSs")

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBSs will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

OPTIONS AND FUTURES CONTRACTS

Each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in Options and Futures Contracts as specified below.

Options on Securities and Securities Indices

Each Fund, except those previously noted, may write covered call and put options on securities and securities indices. The International Small Cap Equity Fund may also write covered call and put options on foreign currencies that correlate with the Fund's portfolio of foreign securities. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security or currency at a fixed or determinable price (called the exercise or "strike" price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security or currency at a fixed or determinable price upon exercise of the option.

To "cover" a call option written, a Fund may, for example, identify and have available for sale the specific portfolio security, group of securities, or foreign currency to which the option relates. To cover a put option written, a Fund may, for example, establish a segregated asset account with its custodian containing cash or liquid assets that, when added to amounts deposited with its broker or futures commission merchant ("FCM") as margin, equals the market value of the instruments underlying the put option written.

Each of these Funds, except those previously noted, may write options on securities and securities indices. Such investment strategies will not be used for speculation. If a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium received for the option, which will increase its gross income. If the price of the underlying security or currency moves adversely to the Fund's position, the option may be exercised and the Fund, as the writer of the option, will be required to sell or purchase the underlying security or currency at a disadvantageous price, which may only be partially offset by the amount of premium received.

Options on stock indices are similar to options on stock, except that all settlements are made in cash rather than by delivery of stock, and gains or losses depend on price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than price movements of individual stocks. When a Fund writes an option on a securities index, and the underlying index moves adversely to the Fund's position, the option may be exercised. Upon such exercise, the Fund, as the writer of the option, will be required to pay in cash an amount equal to the difference between the exercise settlement value of the underlying index and the exercise price of the option, multiplied by a specified index "multiplier."

Call or put options on a stock index may be written at an exercise or "strike" price which is either below or above the current value of the index. If the exercise price at the time of writing the option is below the current value of the index for a call option or above the current value of the index for a put option the option is considered to be "in the money." In such a case, the Fund will cover such options written by segregating with its custodian or pledging to its commodity broker as collateral cash, U.S. Government or other high-grade, short-term debt obligations equal in value to the amount by which the option written is in the money, times the multiplier, times the number of contracts.

Stock indices for which options are currently traded include the S&P 500 Index, Value Line Index, National OTC Index, Major Market Index, Computer Technology Index, Oil Index, NYSE Options Index, Technology Index, Gold/Silver Index, Institutional Index and NYSE Beta Index. The Funds may also use options on such other indices as may now or in the future be available.


Each Fund, except those previously noted, may also purchase put or call options on securities and securities indices in order to (i) hedge against anticipated changes in interest rates or stock prices that may adversely affect the prices of securities that the Fund intends to purchase at a later date, (ii) hedge its investments against an anticipated decline in value, or (iii) attempt to reduce the risk of missing a market or industry segment advance. The International Small Cap Equity Fund may purchase put options on foreign currencies that correlate with the Fund's portfolio securities in order to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund's securities are denominated and may purchase call options on foreign currencies that correlate with its portfolio securities to take advantage of anticipated increases in exchange rates. In the event that the anticipated changes in interest rates, stock prices, or exchange rates occur, the Fund may be able to offset the resulting adverse effect on the Fund, in whole or in part, through the options purchased.


The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security, securities index, or currency changes sufficiently, the option may expire without value to the Fund. To close option positions purchased by the Funds, the Funds may sell put or call options identical to options previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased.

Options used by the Funds may be traded on the national securities exchanges or in the over-the-counter market. All of the Funds, except those previously noted, may use over-the-counter options. Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be more difficult to enter into closing transactions with respect to options traded over-the-counter. In this regard, the Funds may enter into contracts with the primary dealers with whom they write over-the-counter options. The contracts will provide that each Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value of such option, as determined in good faith through negotiations between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Fund can repurchase the option at any time. The Funds have established standards of creditworthiness for these primary dealers.

Writing Covered Call and Put Options and Purchasing Call and Put Options


All of the Funds, except those previously noted, may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of the Fund's securities. The International Small Cap Equity Fund may also write covered call and put options on foreign currencies that correlate with its portfolio securities in order to earn additional income or in the case of call options written to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund's securities are denominated. To "cover" an option means, for example, to identify and make available for sale the specific portfolio security or foreign currency to which the option relates. Through the writing of a covered call option a Fund receives premium income but obligates itself to sell to the purchaser of such an option the particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security or the exchange rate for the foreign currency during this period. Through the writing of a covered put option a Fund receives premium income but obligates itself to purchase a particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value or exchange rate during the option period.


Each Fund, except those previously noted, in accordance with their investment objective(s) and investment programs, may also write exchange-traded covered call and put options on stock indices and may purchase call and put options on stock indices that correlate with the Fund's portfolio securities. These Funds may engage in such transactions for the same purposes as they may engage in such transactions with respect to individual portfolio securities or foreign currencies; that is, to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Fund's portfolio securities or the exchange rate of the securities in which the Fund invested. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.


Each Fund, other than those previously noted, may also purchase exchange-traded call and put options with respect to securities and stock indices that correlate with that Fund's particular portfolio securities. The International Small Cap Equity Fund may also purchase call and put options on foreign currencies that correlate with the currencies in which the Fund's securities are denominated.


A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its portfolio securities or currencies. As the holder of a put option with respect to individual securities or currencies, the Fund has the right to sell the securities or currencies underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, a Fund has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index.

A Fund may purchase call options on individual securities, currencies or stock indices in order to take advantage of anticipated increases in the price of those securities or currencies by purchasing the right to acquire the securities or currencies underlying the option or, with respect to options on indices, to receive income equal to the value of such index over the strike price. As the holder of a call option with respect to individual securities or currencies, a Fund obtains the right to purchase the underlying securities or currencies at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Fund obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.

Unlisted options may be used by a Fund in accordance with its investment objectives, policies and investment program. Such options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options: that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Such unlisted, over-the-counter options, unless otherwise indicated, will be considered illiquid securities. The Funds will engage in such transactions only with firms of sufficient credit to minimize these risks. In instances in which a Fund has entered into agreements with primary dealers with respect to the unlisted, over-the-counter options it has written, and such agreements would enable the Fund to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter options written by it, the Fund will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is "in-the-money."

Although these investment practices will be used to generate additional income and to attempt to reduce the effect of any adverse price movement in the securities or currencies subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options -- the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities or currencies above the exercise price; writing covered put options -- the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or currencies or to make a cash settlement on the stock index at prices which may not reflect current market values or exchange rates; and purchasing put and call options -- possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale (writing) of stock index options will depend upon the extent to which price movements in the portion of a Fund's portfolio being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by a Fund may not exactly match the composition of the stock index on which options are purchased or written. If the forecasts of the Sub-adviser regarding movements in securities prices, currencies or interest rates are incorrect, a Fund's investment results may have been better without the hedge.

Financial Futures Contracts

Each Fund, except those previously noted, in accordance with its investment objective(s), investment program, policies, and restrictions may purchase and sell exchange-traded financial futures contracts as a hedge to protect against anticipated changes in prevailing interest rates, overall stock prices or currency rates, or to efficiently and in a less costly manner implement either increases or decreases in exposure to the equity or bond markets. The Funds may also write covered call options and purchase put and call options on financial futures contracts for the same purposes or to earn additional income. Each Fund, other than those previously noted, in accordance with its investment objectives, policies and investment program, may also write covered put options on stock index futures contracts and may utilize currency futures contracts and both listed and unlisted financial futures contracts and options thereon.

Financial futures contracts consist of interest rate futures contracts, single stock futures contracts, stock index futures contracts, and currency futures contracts. A financial futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of a specified security) for a set price in the future. Exchange-traded futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A single stock futures contract is based on a single stock. A stock index futures contract is similar in economic effect, except that rather than being based on specific securities, it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to buy or sell a specific foreign currency at a future time for a fixed price.

An interest rate futures contract binds the seller to deliver to the purchaser on a specified future date a specified quantity of one of several listed financial instruments, against payment of a settlement price specified in the contract. A public market currently exists for futures contracts covering a number of indices as well as financial instruments and foreign currencies, including: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

Single stock futures contracts or stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a single stock or a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the stock or index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the stock or index. Single stock futures started trading in the U.S. in December 2001. A public market currently exists for stock index futures contracts based on the S&P 500 Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts, and the Funds may use any of these, which are appropriate, in its hedging strategies.

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Unlisted financial futures contracts, which may be purchased or sold only by a Fund, except those previously noted, in accordance with its investment objectives, policies and investment program, like unlisted options, are not traded on an exchange and, generally, are not as actively traded as listed futures contracts or listed securities. Such financial futures contracts generally do not have the following elements: standardized contract terms, margin requirements relating to price movements, clearing organizations that guarantee counter-party performance, open and competitive trading in centralized markets, and public price dissemination. These elements in listed instruments serve to facilitate their trading and accurate valuation. As a result, the accurate valuation of unlisted financial futures contracts may be difficult. In addition, it may be difficult or even impossible, in some cases, to close out an unlisted financial futures contract, which may, in turn, result in significant losses to the Fund. Such unlisted financial futures contracts will be considered by the Fund to be illiquid securities and together with other illiquid securities will be limited to no more than 15% of the value of such Fund's total assets. In making such determination, the value of unlisted financial futures contracts will be based upon the "face amount" of such contracts.

When financial futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its Custodian or other broker-dealer in a segregated account in the name of the FCM an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for financial futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a financial futures contract represents a good faith deposit securing the customer's contractual obligations under the financial futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the financial futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security, stock index, or currency fluctuates, reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."

A Fund, as an internal operating policy, may not hold financial futures contracts in an amount greater than 33% of the Fund's net assets. A Fund may not adhere to this internal operating policy in circumstances where the Fund is required to invest a large cash infusion.

Financial futures contracts generally are not entered into to acquire the underlying asset and generally are not held to term. Prior to the contract settlement date, the Funds will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

Options on Financial Futures Contracts

For bona fide hedging purposes, each Fund, except the Money Market II Fund and the Lifestyle Funds, may also purchase call and put options on financial futures contracts and write call options on financial futures contracts of the type which the particular Fund is authorized to enter into. Options on financial futures contracts used by the Funds are traded on exchanges that are licensed and regulated by the CFTC. A call option on a financial futures contract gives the purchaser the right in return for the premium paid, to purchase a financial futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a financial futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Unlike entering into financial futures contracts, purchasing options on financial futures contracts allows a Fund to decline to exercise the option, thereby avoiding any loss beyond foregoing the purchase price (or "premium") paid for the options. Therefore, the purchase of options on financial futures contracts may be a preferable hedging strategy when a Fund desires maximum flexibility. Whether, in order to achieve a particular objective, a Fund enters into a financial futures contract, on the one hand, or an option contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such financial futures and options contracts. Also, the Funds will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

Certain Additional Risks of Options and Financial Futures Contracts

The use of options and financial futures contracts may entail certain risks including the following. First, although such instruments when used by the Funds are intended to correlate with the Funds' portfolio securities or currencies, in many cases the options or financial futures contracts used may be based on securities, currencies, or stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Funds. Second, due to supply and demand imbalances and other market factors, the price movements of financial futures contracts, options thereon, currency options, and stock index options may not necessarily correspond exactly to the price movements of the securities, currencies, or stock indices on which such instruments are based. Accordingly, there is a risk that a Fund's transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund. To some extent, these risks can be minimized by careful management of hedging activities. For example, where price movements in a financial futures or option contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of financial futures or option contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a financial futures or option contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in a Fund's portfolio securities is particularly relevant to financial futures contracts and options written on stock indices and currencies. A Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In entering into a futures sale contract, a Fund could potentially lose a sum equal to the excess of the contract's value (marked to market daily) over the contract's settlement price. In writing options on stock indices or currencies a Fund could potentially lose a sum equal to the excess of the value of the index or currency (marked to market daily) over the exercise price. In addition, because financial futures contracts require delivery at a future date of either a specified security or currency, or an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying security or currency or index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying security or currency or stock index can, therefore, result in a much greater increase or decrease in the cost to the Fund.

Stock index call options written also pose another risk as hedging tools. Because exercises of stock index options are settled in cash, there is an inherent timing risk that the value of a Fund's portfolio securities "covering" a stock index call option written by it may decline during the time between exercise of the option by the option holder and notice to the Fund of such exercise (usually one day or more) thereby requiring the Fund to use additional assets to settle the transaction. This risk is not present in the case of covered call options on individual securities, which are settled by delivery of the actual securities.

There are also special risks in using currency options including the following:
(i) settlement of such options must occur in the country issuing the currency in conformity with foreign regulations for such delivery, including the possible imposition of additional costs and taxes, (ii) no systematic reporting of "last sale" information for foreign currencies, and (iii) the need to use "odd lot" transactions for underlying currencies at prices less favorable than those for "round lot" transactions.

Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when a Fund seeks to "close out" (i.e. terminate) a particular financial futures contract or option position. This is particularly relevant for over-the-counter options and financial futures contracts, as previously noted. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures and options exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a hedge position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore, it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to a Fund's assets posted as margin in connection with these transactions as permitted under the 1940 Act. See "Other Information, Custody of Assets" in this SAI. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time a Fund could effect such recovery.

The success of a Fund in using hedging techniques depends, among other things, on the Sub-adviser's ability to predict the direction and volatility of price movements in both the futures and options markets as well as the securities markets and on the Sub-adviser's ability to select the proper type, time, and duration of hedges. There can be no assurance that these techniques will produce their intended results. The Sub-advisers will not speculate; however, purchasing futures to efficiently invest cash may be considered more risky than to invest the cash in equities over time. Hedging transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

Limitations

No Fund will enter into any financial futures contract or purchase any option thereon if immediately thereafter the total amount of its assets required to be on deposit as initial margin to secure its obligations under financial futures contracts, plus the amount of premiums paid by it for outstanding options to purchase futures contracts, exceeds 5% of the market value of its net assets; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. This is a policy of each Fund that is permitted to use options and financial futures contracts.

In addition, each Fund has an operating policy which provides that it will not enter into financial futures contracts or write put or call options with respect to financial futures contracts unless such transactions are either "covered" or subject to segregation requirements considered appropriate by the SEC staff. Further, each Fund has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-market amounts is in compliance with current SEC staff interpretive positions or no-action letters or rules adopted by the SEC.

OTHER INVESTMENT COMPANIES

Each of the Funds, other than the Money Market II Fund and the High Yield Bond Fund may invest in securities of other investment companies (including HOLDRs and ETFs such as iShares and SPDRs, as described below), up to the maximum extent permissible under the 1940 Act. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile.

Investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. ETFs such as iShares and SPDRs are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ(R) National Market System.

Holding Company Depositary Receipts ("HOLDRs") are securities that represent ownership in the common stock or ADRs of specified companies in a particular industry, sector, or group. HOLDRs involve risks similar to the risks of investing in common stock. Each HOLDR initially owns 20 stocks, but they are unmanaged, and so can become more concentrated due to mergers, or the disparate performance of their holdings. The composition of a HOLDR does not change after issue, except in special cases like corporate mergers, acquisitions or other specified events. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International ("MSCI") indices or various countries and regions. iShares are managed by Barclay's Global Investors and are listed on the American Stock Exchange ("AMEX"). The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their net asset values. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Standard & Poor's Depositary Receipts ("SPDRs") are AMEX-traded securities that represent ownership in the SPDR Trust, a trust established to accumulate and hold a portfolio of common stocks intended to track the price performance and dividend yield of the S&P 500(R). SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk, as the price movement of the instrument does not perfectly correlate with the price action of the underlying index. SPDRs are investment companies and are subject to each Fund's limitations on investment company holdings.

REAL ESTATE SECURITIES AND REAL ESTATE INVESTMENT TRUSTS ("REITS")

Each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in real estate securities. Real estate securities are equity securities consisting of (i) common stocks, (ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks and (iv) preferred stocks issued by real estate companies. A real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or that has at least 50% of its assets invested in real estate.

Each Fund, except those previously noted, also may invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code (the "Code"). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

REPURCHASE AGREEMENTS

Each Fund, except the Lifestyle Funds, may hold commercial paper, certificates of deposit, and government obligations (including government guaranteed obligations) subject to repurchase agreements with certain well established domestic banks and certain broker-dealers, including primary government securities dealers, approved as creditworthy by the sub-advisers pursuant to guidelines and procedures established by Board of Trustees. Unless the Fund participates in a joint repurchase transaction, the underlying security must be a high-quality domestic money market security unless the Fund's investment objectives, policies and investment program permit the use of foreign money market securities, and the seller must be a well-established securities dealer or bank that is a member of the Federal Reserve System. For the Money Market II Fund, the underlying security must be a U.S. Government security or a security rated in the highest rating category by the requisite NRSROs and must be determined to present minimal credit risk. To the extent a Fund participates in a joint repurchase transaction, the collateral will consist solely of U.S. government obligations. Repurchase agreements are generally for short periods, usually less than a week. Repurchase agreements typically obligate a seller, at the time it sells securities to a Fund, to repurchase the securities at a specific future time and price. The price for which the Fund resells the securities is calculated to exceed the price the Fund initially paid for the same securities, thereby determining the yield during the Fund's holding period. This results in a fixed market rate of interest, agreed upon by that Fund and the seller, which is accrued as ordinary income. Most repurchase agreements mature within seven days although some may have a longer duration. The underlying securities constitute collateral for these repurchase agreements, which are considered loans under the 1940 Act.

The Funds may not sell the underlying securities subject to a repurchase agreement (except to the seller upon maturity of the agreement). During the term of the repurchase agreement, the Funds (i) retain the securities subject to the repurchase agreement as collateral securing the seller's obligation to repurchase the securities, (ii) monitor on a daily basis the market value of the securities subject to the repurchase agreement, and (iii) require the seller to deposit with the Series Company's Custodian collateral equal to any amount by which the market value of the securities subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. In the event that a seller defaults on its obligation to repurchase the securities, the Funds must hold the securities until they mature or may sell them on the open market, either of which may result in a loss to a Fund if, and to the extent that, the values of the securities decline. Additionally, the Funds may incur disposition expenses when selling the securities. Bankruptcy proceedings by the seller may also limit or delay realization and liquidation of the collateral by a Fund and may result in a loss to that Fund. The sub-advisers will evaluate the creditworthiness of all banks and broker-dealers with which the Series Company proposes to enter into repurchase agreements. The Funds will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any illiquid assets held by a Fund, exceeds 15% of the value of that Fund's total assets (10% in the case of Money Market II Fund).

REVERSE REPURCHASE AGREEMENTS

Each Fund, except the Money Market II Fund and the Lifestyle Funds, in accordance with its individual investment practices and policies, may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by a Sub-adviser, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund's limitations on borrowings.

RULE 144A SECURITIES

Each Fund, except the Lifestyle Funds, may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Series Company, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' non-fundamental investment restriction concerning illiquidity. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the Series Company will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition the Series Company could consider (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by the Series Company and, if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Funds' holding of illiquid securities will be reviewed to determine what, if any, action is required to assume that the Funds do not exceed their illiquidity limitations. Investing in Rule 144A securities could have the effect of increasing the amount of the Funds' investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Each Fund may invest in Rule 144A securities (in accordance with each Fund's investment restrictions as listed in this SAI) that have been determined to be liquid by Board approved guidelines.

SHORT SALES

Short sales are effected by selling a security that a Fund does not own. Each Fund, other than the Lifestyle Funds or the Money Market II Fund, may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain. The High Yield Bond Fund and the Core Bond Fund (singularly, each referred to as the "Bond Fund") may also engage in "naked" short sales. In a naked short sale transaction, a Bond Fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Bond Fund must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. Each Bond Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, a Bond Fund will segregate cash or other liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. Each Bond Fund will engage in naked short sales when its portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described above. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Bond Fund must pay more for the security than it has received from the purchaser in the short sale. Each Bond Fund will limit the total market value of naked short sales to 5% of its assets with no more than 1% of its assets in any single issuer.

STRUCTURED NOTES

Subject to its individual investment practices and policies, each Fund, except the Money Market II Fund and the Lifestyle Funds, may purchase structured notes. Structured notes are derivative fixed income securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, a Sub-adviser will analyze these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

SWAP AGREEMENTS

Each of the Funds, except the Money Market II Fund and the Lifestyle Funds, may enter into interest rate, index and currency exchange rate swap agreements in accordance with their individual investment strategies. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.

Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by a Sub-adviser to avoid any potential leveraging of a Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

The Core Bond Fund and the Strategic Bond Fund may invest up to 10% of their net assets in credit swaps which involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on a Sub-adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, FCM, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989, which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (i) have individually tailored terms, (ii) lack exchange-style offset and the use of a clearing organization or margin system, (iii) are undertaken in conjunction with a line of business, and (iv) are not marketed to the public. When a Fund in invested in this manner, it may not be able to achieve its investment objective.

VARIABLE RATE DEMAND NOTES ("VRDNS")

Each Fund, other than the Lifestyle Funds, may invest in VRDNs. VRDNs are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Additionally, the Money Market II Fund also may invest in participation VRDNs, which provide the Fund with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchase of VRDNs will meet applicable diversification and concentration requirements, and with respect to the Money Market II Fund, the conditions established by the SEC under which such securities may be considered to have remaining maturities of 397 days or less.

WARRANTS

All Funds, except the Money Market II Fund and the Lifestyle Funds, may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. In addition, the value of warrants does not, necessarily, in all cases change to the same extent as the value of the underlying securities to which they relate. Warrants cease to have value if they are not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

WHEN-ISSUED SECURITIES

Each of the Funds, except the Money Market II Fund and the Lifestyle Funds, may purchase securities on a when-issued or delayed delivery basis. When such transactions are negotiated, the price of such securities is fixed at the time of commitment, but delivery and payment for the securities may take place a month or more after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. VALIC does not believe that a Fund's net asset value or income will be adversely affected by the purchase of securities on a when-issued basis.

ZERO COUPON FIXED INCOME SECURITIES

In accordance with its investment practices and policies, each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in zero coupon fixed income securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest.

Zero coupon fixed income securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

The discount on zero coupon fixed income securities ("original issue discount") must be taken into income ratably by a Fund prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its net income to its shareholders each year for income and excise tax purposes, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements.

The market prices of zero coupon fixed income securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon fixed income securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

Custodial receipts issued in connection with zero coupon fixed income securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (STRIPs and CUBEs) are direct obligations of the U.S. Government.

                               INVESTMENT ADVISER

VALIC serves as the investment adviser to each of the Funds pursuant to an investment advisory agreement ("Advisory Agreement") dated January 1, 2002, that was last approved by the Board of Trustees on July 20, 2004, and by shareholders on December 28, 2001. Under the Advisory Agreement, each Fund pays VALIC an annual fee, payable monthly, based on its average daily net asset value.

VALIC is a stock life insurance company organized on August 20, 1968, under the Texas Insurance Code as a successor to The Variable Annuity Life Insurance Company of America, a District of Columbia insurance company organized in 1955. VALIC's sole business consists of offering fixed and variable (and combinations thereof) retirement annuity contracts. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG").

Pursuant to the Advisory Agreement, the Series Company retains VALIC to manage its day-to-day operations, to prepare the various reports and statements required by law, and to conduct any other recurring or nonrecurring activity which the Series Company may need to continue operations. As permitted by the Advisory Agreement, VALIC has entered into sub-advisory agreements with various Sub-advisers, which agreements provide that the Sub-adviser will be responsible for the investment and reinvestment of the assets of a Fund, maintaining a trading desk, and placing orders for the purchase and sale of portfolio securities. The Advisory Agreement provides that the Series Company pay all expenses not specifically assumed by VALIC under the Advisory Agreement. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts (e.g., daily calculation of the net asset value). The Series Company allocates advisory fees, SEC filing fees, interest expenses and state filing fees, if any, to the Fund that incurs such charges and allocates all other expenses among the Funds based on the net assets of each Fund in relation to the net assets of the Series Company other than transfer agency fees which are allocated among the Funds based on the number of shareholder accounts.

Investment advisory fees paid by the Series Company for the last three fiscal years ending August 31, are shown in the table below.


FUND NAME                                                2004           2003            2002
Aggressive Growth Lifestyle Fund                      $33,712        $22,635         $21,135
Capital Appreciation Fund                            $201,621       $160,303        $169,336
Conservative Growth Lifestyle Fund                    $31,364        $22,939         $21,209
Core Bond Fund                                       $349,787       $265,970        $189,535
High Yield Bond Fund                                 $364,654       $199,337        $129,907
International Small Cap Equity Fund                  $434,151       $303,736        $271,068
Large Cap Value Fund                                 $287,152       $172,268        $125,007
Mid Cap Growth Fund                                  $395,185       $252,716        $218,940
Mid Cap Value Fund                                 $1,302,586       $762,003        $632,750
Moderate Growth Lifestyle Fund                        $55,179        $39,050         $35,901
Money Market II Fund                                 $178,737       $196,844        $157,183
Small Cap Growth Fund                                $406,558       $258,990        $242,596
Small Cap Value Fund                                 $495,316       $340,630        $284,222
Socially Responsible Fund                             $57,715        $26,232         $28,513
Strategic Bond Fund                                  $392,338       $202,136        $128,560

For the fiscal years ended August 31, 2004, 2003 and 2002, VALIC reimbursed the following amounts to the Funds pursuant to contractual expense caps:



                                                     AMOUNTS REIMBURSED BY VALIC FOR
FUND NAME                                               THE YEAR ENDED AUGUST 31,
---------                                    --------------------------------------------
                                                2004              2003             2002
                                             ---------         ---------         --------
Aggressive Growth Lifestyle Fund             $ 54,836          $ 81,107          $     --
Capital Appreciation Fund                     129,224           125,380           122,950
Conservative Growth Lifestyle Fund             55,868            81,071                --
Core Bond Fund                                187,892           208,745           139,277
High Yield Bond Fund                          123,819           169,424            94,859
International Small Cap Equity Fund           233,206           300,080           260,730
Large Cap Value Fund                          132,168           154,645           118,744
Mid Cap Growth Fund                           209,335           271,038           200,714
Mid Cap Value Fund                            275,017           349,923           251,880
Moderate Growth Lifestyle Fund                 84,476           122,600                --
Money Market II Fund                          225,360           179,081           167,412
Small Cap Growth Fund                         123,429           144,885           118,813
Small Cap Value Fund                          207,004           228,321           218,841
Socially Responsible Fund                      77,417            91,504            71,553
Strategic Bond Fund                           212,247           220,857           149,383


VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing expenses, as shown below. Fund expenses shall be limited for the Funds shown below (expressed as a percentage of average annual net assets) through December 31, 2005.



FUND NAME                                      MAXIMUM EXPENSE         EXPENSES BEFORE
                                                 LIMITATION               LIMITATION
Aggressive Growth Lifestyle Fund                    0.10%                   0.34%
Capital Appreciation Fund                           0.85%                   1.19%
Conservative Growth Lifestyle Fund                  0.10%                   0.36%
Core Bond Fund                                      0.77%                   1.07%
High Yield Bond Fund                                0.99%                   1.31%
International Small Cap Equity Fund                 1.00%                   1.62%
Large Cap Value Fund                                0.81%                   1.08%
Mid Cap Growth Fund                                 0.85%                   1.40%
Mid Cap Value Fund                                  1.05%                   1.25%
Moderate Growth Lifestyle Fund                      0.10%                   0.32%
Money Market II Fund                                0.56%                   0.81%
Small Cap Growth Fund                               1.16%                   1.46%
Small Cap Value Fund                                0.95%                   1.28%
Socially Responsible Fund                           0.56%                   0.96%
Strategic Bond Fund                                 0.89%                   1.23%


The Advisory Agreement requires that VALIC's advisory fee be reduced by any commissions, tender and exchange offer solicitation fees and other fees, or similar payments (less any direct expenses incurred) received by VALIC or its affiliates in connection with the purchase and sale of portfolio investments of the Funds. In this regard, the Advisory Agreement requires VALIC to use its best efforts to recapture tender and exchange solicitation offer fees for each Fund's benefits, and to advise the Series Company's Board of Trustees of any other fees, or similar payments that it

(or any of its affiliates) may receive in connection with each Fund's portfolio transactions or of other arrangements that may benefit any of the Funds or the Series Company.

APPROVAL OF ADVISORY AGREEMENT

The Board of Trustees, including a majority of the trustees who are not parties to the agreement or "interested persons" of any such party (as defined by the 1940 Act) (the "Independent Trustees"), approved the existing Advisory Agreement with VALIC with respect to each Fund for an additional period. In approving the Advisory Agreement, the Board, including the Independent Trustees, considered the following factors: (1) the nature and quality of services provided to the Fund; (2) VALIC's compensation and profitability; (3) entrepreneurial risks incurred by VALIC; (4) comparison of fees with other advisers; (5) information on personnel providing services; (6) economies of scale; (7) the terms of the Advisory Agreement; and (8) alternative fee structures. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by separate independent legal counsel throughout the process.

      Nature and Quality of VALIC Services. The Board considered information presented by management of VALIC regarding their routine activities in monitoring and analyzing the performance of the Sub-advisers. The Board recognized that VALIC oversees the day-to-day operations of each Fund and supervises the purchase and sale of Fund investments. The Board also considered VALIC's marketing activities to promote the Funds. The Board noted that it receives information at each quarterly meeting throughout the year related to the Funds' performance and VALIC's services. The Board reviewed various charts, graphs and narrative information prepared by an independent third party research firm, Lipper, Inc. ("Lipper"), showing the performance of the Funds compared to peer groups as determined objectively by Lipper, and rankings within the relevant Lipper categories. Consideration was also given to the scope and quality of the various other functions, such as transfer agency and shareholder servicing provided each Fund under a separate agreement with VALIC. Based upon this and other information, the Board determined that VALIC provides reasonable and adequate services to the Series Company.

      Organization; Indirect Benefits. The Board considered VALIC's historical relationship with the Series Company and the benefit to shareholders of investing in a Fund that is part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered VALIC's record of compliance with each Fund's investment objective and restrictions and its regulatory and compliance history. The Board also considered VALIC's relationship with its affiliates and the resources available to them. The Board considered benefits potentially accruing to VALIC and its affiliates from securities lending, administrative and brokerage relationships with affiliates of VALIC, as well as, research services received by VALIC from broker-dealers who execute transactions on behalf of the Funds.

      Profitability and Financial Condition. The Board considered VALIC's level of profitability in providing services to the Funds and its financial condition. In doing so, the Board considered financial information that addressed profitability in connection with management of the Funds. The Board reviewed the basis of such reports and reviewed the reasonableness of the allocation methodology. The Board also considered VALIC's profitability information in comparison with certain other publicly available profitability information regarding certain other investment advisers. The Board determined that VALIC's profitability in connection with the Funds was reasonable.

      Entrepreneurial Risk. The Board recognized that VALIC expends time, effort and money in the development of new funds. The Board considered that VALIC assumes the risk that new funds may never be offered, or that they may be offered in a form different from that originally envisioned such that development costs might not be allocable to such new funds. The Board recognized that if a new fund is offered, VALIC assumes the risk that a fund may never reach a sustainable size and that VALIC would need to subsidize such new fund's expenses for some period of time.

      Expenses and Fee Structures. The Board considered information and graphics prepared by Lipper comparing VALIC's management fees paid by the Funds with those of other funds in their respective industry classifications. The Board also considered expense reimbursements and net expense ratio caps contractually agreed upon with VALIC. Based upon this and other information, the Board determined that the fee and expense ratios of the Funds were reasonable given the nature and quality of services expected to be provided and were comparable to the fee and expense ratios of similar funds.

      Personnel. The Board considered the experience of VALIC's executive personnel responsible for providing services to the Funds. The Board concluded that such personnel are experienced, well trained and well-qualified.


      Economies of Scale. The Board considered whether there is potential for realization of economies of scale and concluded that there were no opportunities to experience economies of scale at the Funds' current asset levels.


      Alternative Fee Structures. The Board considered other alternative fee structures such as flat fees, performance based adjustments, and fees based upon complex-wide assets and concluded that the proposed fee structures as presented continue to be appropriate for the Funds.

      Terms of the Advisory Agreement. The Board reviewed the terms of the Advisory Agreement. Under the 1940 Act, the Advisory Agreement may be continued with respect to any Fund if specifically approved at least annually by: (a) (i) the Series Company's Board of Trustees or (ii) a majority of that Fund's outstanding voting securities (as defined by the 1940 Act), and (b) the affirmative vote of a majority of the Independent Trustees by votes cast in person at a meeting called for this purpose. The Advisory Agreement may be terminated as to any Fund at any time by the Board, by vote of a majority of the Fund's outstanding voting securities, or by VALIC, on not more than 60 days' written notice, nor less than 30 days' written notice, or upon such shorter notice as may be mutually agreed upon, without the payment of any penalty. The Advisory Agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act and the rules and regulations thereunder).

      Under the terms of the Advisory Agreement, VALIC shall not be liable to a Fund or its shareholders for any act or omission by it or for any losses sustained in the purchase, holding or sale of any portfolio securities, so long as there has been no willful misfeasance, bad faith, negligence or reckless disregard of duty. The Board determined that the terms of the Advisory Agreement with VALIC were fair and reasonable.

      Conclusion. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Board, including the Independent Trustee, concluded that the existing advisory fee structures are fair and reasonable, that VALIC was fulfilling its contractual and fiduciary duties and that the continuation of the Advisory Agreement was in the best interests of each Fund and its shareholders. Therefore, the Board of Trustees concluded that the existing Advisory Agreement should be continued.

CODE OF ETHICS


The Series Company and VALIC have adopted an Investment Company Code of Ethics (the "VALIC Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the VALIC Code generally is (1) any trustee, director, officer, general partner or advisory person of the Series Company or VALIC, (2) any Supervised Person who has access to non-public information to VALIC's purchase or sale of securities, or non-public infomration regarding the portfolio holdings of the Funds, (3) any Supervised Person who is involved in making securities recommendations to the Funds, or has access to such recommendations that are non-public and (4) any other persons designated by the Review Officer (as defined in the VALIC Code) as having access to current trading information. A "Supervised Person" means VALIC's partners, officers, directors and employees, and any other person who provide advice on behalf of VALIC and is subject to VALIC's supervision and control. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by VALIC, (ii) initial public offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits and (vi) services as a director. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Portfolios. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. VALIC reports to the Board of Trustees on a quarterly basis, as to whether there were any violations of the VALIC Code by Access Persons of the Series Company or any Sub-adviser during the quarter.


Each of the Sub-advisers has adopted a code of ethics. Provisions of a Sub-adviser's code of ethics are applicable to persons who, in connection with their regular functions or duties as employees of the Sub-adviser, make, participate in, or obtain information regarding the purchase or sale of a security, or whose functions relate to the making of any recommendation with respect to such purchase or sale by the Fund managed by such Sub-adviser. Such provisions may be more restrictive than the provision set forth in the VALIC Code. Material violations of a Sub-adviser's code of ethics will be reported to the Series Company's Board of Trustees.

                             INVESTMENT SUB-ADVISERS

Subject to the control, supervision and direction of VALIC, sub-advisory services are provided as follows:


FUND NAME                                SUB-ADVISER NAME
---------                                ----------------
Aggressive Growth Lifestyle Fund         AIG Global Investment Corp. ("AIGGIC")
Capital Appreciation Fund                Credit Suisse Asset Management, LLC ("CSAM")
Conservative Growth Lifestyle Fund       AIGGIC
Core Bond Fund                           AIGGIC
High Yield Bond Fund                     AIGGIC
International  Small Cap Equity Fund     AIGGIC
Large Cap Value Fund                     SSgA Funds Management, Inc. ("SSgA FM")
Mid Cap Growth Fund                      A I M Capital Management, Inc. ("AIM")
Mid Cap Value Fund                       Wellington Management Company, LLP ("Wellington Management")
Moderate Growth Lifestyle Fund           AIGGIC
Money Market II Fund                     AIG SunAmerica Asset Management Corp. ("SAAMCo")
Small Cap Growth Fund                    Franklin Advisers, Inc. ("Franklin")
Small Cap Value Fund                     Banc One Investment Advisors Corporation ("Banc One")
Socially Responsible Fund                AIGGIC
Strategic Bond Fund                      AIGGIC


AIGGIC is an indirect, wholly-owned subsidiary of AIG. AIM is an indirect wholly-owned subsidiary of AMVESCAP PLC. Banc One is a wholly-owned subsidiary of Bank One, N.A., which is wholly-owned by Bank One Corporation. CSAM is wholly-owned by Credit Suisse Asset Management Holding Corp., which in turn is wholly-owned by Credit Suisse First Boston, Inc., 43% of which is held by Credit Suisse Group, and 57% of which is held by Credit Suisse First Boston (Swiss
Bank), which is wholly-owned by Credit Suisse Group. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc. SAAMCo is an indirect wholly-owned subsidiary of AIG. SSgA FM is a wholly-owned subsidiary of State Street Corporation. Wellington Management is a limited independent partnership owned entirely by 78 partners.

In selecting Sub-advisers, the Series Company's Trustees carefully evaluated:
(i) the nature and quality of the services expected to be rendered to the Fund(s) by the Sub-adviser, (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the Sub-adviser's personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Trustees also reviewed the fees to be paid to each Sub-adviser.

Pursuant to the Sub-Advisory Agreements VALIC has with each of the Sub-advisers and subject to VALIC's oversight, the Sub-advisers will manage the investment and reinvestment of the assets of each Fund, including the evaluation of pertinent economic, statistical, financial and other data, and the determination of industries and companies to be represented in each Fund. Further, the Sub-advisers will maintain a trading desk and place orders for the purchase and sale of portfolio investments for each Fund, accounts with brokers and dealers selected by the Sub-advisers, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers selected by the Sub-advisers and VALIC.

APPROVAL OF SUB-ADVISORY AGREEMENTS

      At its July 2004 meeting, the Board of Trustees, including a majority of the Independent Trustees, approved for an additional one-year period, the existing Sub-advisory Agreements with AIGGIC, Banc One, CSAM, Franklin, INVESCO, SSgA FM, SAAMCo and Wellington Management.

         In approving the Sub-advisory Agreements, the Board considered the following factors: (1) the nature and quality of services provided to the Fund;
(2) comparative fee information of the Funds; (3) the Funds' investment performance compared to selected peer groups; (4) the investment personnel and operations of the Sub-advisers; and (5) the terms of the Sub-advisory Agreements. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by separate independent legal counsel throughout the process.

         Nature and Quality of Services Provided; Investment Personnel. The Board considered information presented by management of VALIC regarding the services provided by the Sub-advisers. The Board considered each Sub-adviser's record of compliance with the investment objective, policies and restrictions of the Fund(s) they sub-advise, and each Sub-adviser's regulatory and compliance history. In addition, the Board reviewed the code of ethics of each of the Sub-advisers and determined that each contains provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts by their personnel in connection with their personal transactions in securities held or to be acquired by the Funds. With respect to each Sub-adviser, the Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment and reinvestment of portfolio securities with respect to the Funds. The Board considered each Sub-advisers' financial condition and benefits potentially accruing to the Sub-adviser and its affiliates from securities lending, administrative and brokerage relationships with broker-dealers who execute transactions on behalf of the Funds. Based upon this and other information, the Board determined that each Sub-adviser provides reasonable and adequate services to the Fund(s) which it sub-advises.

         Sub-advisory Fees. The Board considered that each Fund pays an advisory fee to VALIC and that, in turn, VALIC (rather than the Fund) pays a sub-advisory fee to the Sub-advisers. Therefore, the Board considered the amount retained by VALIC and the fee paid to the Sub-advisers with respect to the various services provided by VALIC and the Sub-advisers. In considering the fees payable under the Sub-advisory Agreements, the Board considered reports prepared by Lipper showing the sub-advisory fees of each Fund and a representative peer group. Based upon this and other information, the Board determined that the sub-advisory fees were reasonable and comparable to sub-advisory fees of similar funds.

         Fund Performance. As noted above, the Board received reports prepared independently by Lipper showing performance information of the Funds, peer groups as determined by Lipper, and rankings within the relevant Lipper categories. In considering the Funds' performance, the Board reviewed each Fund's annualized total return performance for the one-, three-, five-, and ten-year period (as applicable). With respect to any Fund ranked in the fourth or fifth quintiles in its category, the Board reviewed in particular the measures taken and to be taken by VALIC and/or the relevant Sub-adviser to improve the performance of such Funds. Based upon this and other information, the Board determined that the Funds' performance results were reasonable as compared with relevant performance standards and benchmarks.

         Terms of Sub-advisory Agreements. The Sub-advisory Agreements may be continued with respect to any of the Funds if approved at least annually by the vote of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval and by a vote of a majority of the Board or a majority of the relevant Fund's outstanding voting securities.

         The Sub-advisory Agreements will automatically terminate in the event of assignment or in the event of termination of the Advisory Agreement between VALIC and the Series Company as it relates to the relevant sub-advised Fund. The Sub-advisory Agreements may be terminated at any time, without penalty, by VALIC, the relevant Sub-adviser, the Board of Trustees, or by vote of a majority of the outstanding voting securities of the relevant sub-advised Fund, generally, on not more than 60 days' nor less than 30 days' written notice.

         The Sub-advisory Agreements provide that the Sub-advisers shall not be liable to VALIC, the Series Company or to any shareholder of the Series Company for any act or omission in rendering services under the Sub-advisory Agreements or for any losses sustained in the purchase, holding or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-advisers. The Sub-advisory Agreements provide that the Sub-advisers will bear the expense of discharging their responsibilities.

         Conclusion. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of each Sub-advisory Agreement was in the best interest of each relevant Fund and their respective shareholders.


         VALIC pays each Sub-adviser a monthly fee with respect to each Fund for which such Sub-adviser performs services, computed on average daily net assets. VALIC relies on an exemptive order that, among other things permits the Series Company to disclose to shareholders the Sub-advisers' fees only in the aggregate for each Fund other than for those Funds managed by AIGGIC and SAAMCo, both affiliated Sub-advisers. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by VALIC to the Sub-adviser for each Fund may vary according to the level of assets of each Fund. For the fiscal year ended May 31, 2004, VALIC paid fees to the Sub-advisers equal to the following aggregate annual rates, expressed as a percentage of the assets of each Fund:



FUND NAME                                    AGGREGATE SUBADVISORY FEE
                                                        RATE
Aggressive Growth Lifestyle Fund(1)                    0.10%
Capital Appreciation Fund                              0.30%
Conservative Growth Lifestyle Fund(1)                  0.10%
Core Bond Fund(1)                                      0.25%
High Yield Bond Fund(1)                                0.45%
International Small Cap Equity Fund                    0.65%
Large Cap Value Fund                                   0.25%
Mid Cap Growth Fund                                    0.55%
Mid Cap Value Fund                                     0.49%
Moderate Growth Lifestyle Fund(1)                      0.10%
Small Cap Growth Fund                                  0.08%
Small Cap Value Fund                                   0.60%
Socially Responsible Fund(1)                           0.47%
Strategic Bond Fund(1)                                 0.13%



(1) Represents the aggregate subadvisory fee rate received by AIGGIC, an affiliate of SAAMCo.


VALIC paid the following fees to the Sub-advisers for services rendered for the past three fiscal years ending August 31:


FUND                                      SUB-ADVISER                       2004               2003                2002
Aggressive Growth Lifestyle Fund*         AIGGIC                         $33,712            $22,635             $14,640
Capital Appreciation Fund                 CSAM, from                     109,976             87,438              92,366
                                          01/01/2002 to
                                          present

                                          Goldman Sachs

                                          Asset Management,
                                          prior to
                                          01/01/2002

Conservative Growth Lifestyle Fund*       AIGGIC                          31,364             22,939              14,362
Core Bond Fund*                           AIGGIC, from                   174,892            132,985              94,768
                                          01/01/2002 to
                                          present

                                          American General
                                          Investment
                                          Management, L.P.
                                          ("AGIM"),

                                          prior to
                                          01/01/2002

High Yield Bond Fund*                     AIGGIC, from                   234,420            128,145              83,509
                                          01/01/2002 to
                                          present

                                          AGIM, prior to
                                          01/01/2002

International Small Cap Equity Fund       Putnam, from                   313,553            219,365             195,771
                                          01/01/2002 to
                                          present

                                          Thompson, Siegel
                                          & Walmsley, Inc.
                                          from 07/24/2000
                                          to 12/31/2001

Large Cap Value Fund                      SSgA FM                        143,576             86,134              62,618
Mid Cap Growth Fund                       INVESCO                        271,545            173,742             150,521

Mid Cap Value Fund                        Wellington                     862,039            507,450             421,788
                                          Management, from
                                          01/09/2002

                                          Neuberger Berman

                                          Management, Inc.
                                          prior to
                                          01/01/2002

Moderate Growth Lifestyle Fund*           AIGGIC                          55,179             39,050              24,676
Money Market II Fund*                     SAAMCo                          53,621             59,053              31,698
Small Cap Growth Fund                     Franklin, from                 286,982            182,816             171,244
                                          01/01/2002 to
                                          present

                                          J.P. Morgan
                                          Investment
                                          Management, Inc.,
                                          prior to
                                          01/01/2002

Small Cap Value Fund                      Banc One, from                 324,041            226,820             165,841
                                          01/01/2002 to
                                          present

                                          Fiduciary
                                          Management
                                          Associates, Inc.,
                                          prior to
                                          01/01/2002

Socially Responsible Fund*                AIGGIC                          28,857             13,116               9,474
Strategic Bond Fund*                      AIGGIC, from                   228,864            118,017              75,403
                                          01/01/2002 to
                                          present

                                          AGIM, prior to
                                          01/01/2002

----------
* Effective January 1, 2002, the Sub-adviser assumed management of the Fund.


For the fiscal years ended May 31, 2004, 2003 and 2002, VALIC retained the following amounts after the payment of subadvisory fees:



                                                          FEES RETAINED BY VALIC FOR
                                                          FISCAL YEAR ENDED MAY 31,
FUND NAME                                          2004            2003              2002
Aggressive Growth Lifestyle Fund                         -               -              6,495
Capital Appreciation Fund                          $91,645         $72,865            $76,970
Conservative Growth Lifestyle Fund                       -               -              6,847
Core Bond Fund                                     174,895         132,985             94,767
High Yield Bond Fund                               130,234          71,192             46,398
International  Small Cap Equity Fund               120,598          84,371             75,297
Large Cap Value Fund                               143,576          86,134             62,389
Mid Cap Growth Fund                                123,640          78,974             68,419
Mid Cap Value Fund                                 440,547         254,553            210,962
Moderate Growth Lifestyle Fund                           -               -             11,225
Money Market II Fund                               125,116         137,791            125,485
Small Cap Growth Fund                              119,576          76,174             71,352
Small Cap Value Fund                               171,275         113,810            118,381
Socially Responsible Fund                           28,858          13,116             19,039
Strategic Bond Fund                                163,474          84,119             53,157



                               SERVICE AGREEMENTS

SERVICE AGREEMENTS WITH AFFILIATES


The Series Company has entered into an Administrative Services Agreement with SAMMCo to provide certain accounting and administrative services to the Funds. Pursuant to the Administrative Services Agreement, SAAMCo provides administrative services to the Board of Trustees, regulatory reporting, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Funds and other services.


Pursuant to the Administrative Services Agreement, the Series Company pays SAAMCo an annual fee of 0.07% based on average daily net assets. Prior to May 1, 2001, the fee was 0.03%. Prior to October 1, 2001, the fee was paid to VALIC. These fees are paid directly by the Funds.

For the last three fiscal years ended August 31, the Funds, other than the Lifestyle Funds, paid the following Administrative Service fees under the Administrative Services Agreement:


        FUND NAME                                        2004          2003             2002
        Capital Appreciation Fund                      $25,661       $20,402          $24,291
        Core Bond Fund                                  48,970        37,236           27,552
        High Yield Bond Fund                            36,465        19,934           13,459
        International Small Cap Equity Fund             33,767        23,624           21,318
        Large Cap Value Fund                            40,201        24,117           19,305
        Mid Cap Growth Fund                             34,624        22,113           23,092

        Mid Cap Value Fund                             123,353        71,279           62,226
        Money Market II Fund                            50,047        55,116           44,856
        Small Cap Growth Fund                           33,481        21,328           20,958
        Small Cap Value Fund                            47,957        31,868           28,042
        Socially Responsible Fund                       16,160         7,345            9,016
        Strategic Bond Fund                             45,773        23,603           16,047


The Series Company has entered into a Shareholder Services Agreement ("Service Agreement") with VALIC for the provision of record keeping and shareholder services to contract owners and participants. Under the terms of the Service Agreement, VALIC receives from each Fund, other than the Lifestyle Funds, an annual fee of 0.25% on average daily net assets of each Fund. For the last three fiscal years ended August 31, the Funds paid the following shareholder services fees:


      FUND NAME                                        2004           2003            2002
      Capital Appreciation Fund                       $91,647        $72,865         $76,972
      Core Bond Fund                                  174,892        132,985          94,767
      High Yield Bond Fund                            130,233         71,192          46,394
      International Small Cap Equity Fund             120,597         84,371          75,297
      Large Cap Value Fund                            143,576         86,134          62,503
      Mid Cap Growth Fund                             123,658         78,974          68,419
      Mid Cap Value Fund                              440,547        254,567         210,963
      Money Market II Fund                            178,737        196,844         157,183
      Small Cap Growth Fund                           119,576         76,174          71,352
      Small Cap Value Fund                            171,275        113,816          94,894
      Socially Responsible Fund                        57,715         26,232          28,513
      Strategic Bond Fund                             163,474         84,477          54,561


The Series Company has entered into an Amended and Restated Transfer Agency and Service Agreement with VALIC for the provision of dividend disbursement and certain other activities in connection with any accumulation, open-account or similar plans provided to the shareholders. For the last three fiscal years ended August 31, the Funds paid the following transfer agency fees under the Transfer Agency and Services Agreement:


FUND NAME                                          2004          2003          2002
Aggressive Growth Lifestyle Fund*                 $1,629         $1,250          N/A
Capital Appreciation Fund                          3,257          3,349       $3,992
Conservative Growth Lifestyle Fund*                1,628          1,251          N/A
Core Bond Fund                                     3,257          3,349        3,960
High Yield Bond Fund                               3,448          3,109        3,738
International Small Cap Equity Fund                2,714          2,790        3,350
Large Cap Value Fund                               2,715          2,791        3,230
Mid Cap Growth Fund                                2,714          2,790        3,259
Mid Cap Value Fund                                 3,257          3,349        4,143
Moderate Growth Lifestyle Fund*                    1,629          1,250          N/A
Money Market II Fund                               1,085          1,117        1,640
Small Cap Growth Fund                              3,257          3,349        3,957
Small Cap Value Fund                               2,714          2,791        3,251
Socially Responsible Fund                          1,085          1,117        1,352
Strategic Bond Fund                                2,375          2,232        2,557



*Effective December 2002, the Lifestyle Funds commenced payment to VALIC for such services.

                               PORTFOLIO TURNOVER


For the fiscal year ended August 31, 2003, the portfolio turnover rate was significantly lower than 2002 for the Lifestyle Funds, the Core Bond Fund, the High Yield Bond Fund, the Mid Cap Value Fund, the Small Cap Growth Fund and the Small Cap Value Fund due to transitions in Sub-advisers in 2002. In addition, for the fiscal year ended August 31, 2003, the portfolio turnover rate was significantly lower than 2002 for the Socially Responsible Fund due to general stock market volatility and the Fund's tightening the portfolio tracking error due to such volatility.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

VALIC utilizes the assistance of Sub-advisers in selecting brokers or dealers to handle transactions for the Funds. The Sub-advisers may employ affiliated brokers for portfolio transactions under circumstances described in the Prospectus.

Virtually all of the over-the-counter transactions by the High Yield Bond Fund and the Strategic Bond Fund are principal transactions with issuers and dealers at net prices which entail no brokerage commissions. The International Small Cap Equity Fund, the Mid Cap Growth Fund, the Mid Cap Value Fund, the Socially Responsible Fund, the Small Cap Value Fund, and the Capital Appreciation Fund engage in over-the-counter transactions with principals and transactions with national securities exchanges on an agency basis. The Series Company normally enters into principal transactions directly with the issuer or the market-maker.

When the Series Company purchases or sells securities or financial futures contracts on an exchange, it pays a commission to any FCM or broker executing the transaction. When the Series Company purchases securities from the issuer, an underwriter usually receives a commission or "concession" paid by the issuer. When the Series Company purchases securities from a market-maker, it pays no commission, but the price includes a "spread" or "mark-up" (between the bid and asked price) earned by the market-making dealer on the transaction.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. The Funds may, however, effect certain "riskless principal transactions" in the over-the-counter market with a stated commission. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In purchasing and selling each Fund's portfolio securities, it is the policy of the Sub-advisers to seek the best execution at the most favorable price through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. When selecting brokers or dealers, and in negotiating prices and commissions, the Sub-advisers consider such factors as: the broker or dealer's reliability; the quality of the broker or dealer's execution services on a continuing basis; the rate of the commission; the size and difficulty of the order and the timeliness of execution; the reliability, integrity, financial condition, general execution, and operational capabilities of that firm and competing broker-dealers. In over-the-counter transactions, the Sub-advisers place orders directly with the principal market-maker unless they believe the Series Company can obtain a better price (or receive better execution of orders) from a broker on an agency basis. In transactions executed on securities or commodities exchanges, the Sub-advisers seek the best overall price and execution at the most favorable commission rate (except when higher brokerage commissions are paid to obtain brokerage and research services, as explained below). When the Sub-advisers believe that more than one firm meets these criteria the Sub-advisers may prefer brokers who provide the Sub-advisers or the Series Company with brokerage and research services, described below.


Directed Brokerage: A directed brokerage agreement includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client's brokerage transactions to that broker-dealer. The Board of Trustees has determined that a directed brokerage arrangement with State Street Global Markets, Lynch Jones and Ryan and/or any other comparable broker-dealer is in the best interest of each Fund and its shareholders and, therefore, has conveyed the information to Sub-advisers. A Fund may participate in directed brokerage agreements, provided the portfolio manager can still obtain the best price and execution for trades. Directed brokerage arrangements are generally subject to a maximum of 20% of a Fund's eligible commissions. Thus, a Fund may benefit from the products or services or recaptured commissions obtained through the directed brokerage arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Fund indicates that it is a directed brokerage transaction, the Fund will get a percentage of commissions paid on either domestic trades or international trades credited back to the Fund. The brokerage of one Fund will not be used to help pay the expenses of any other Fund. VALIC will continue to waive its fees or reimburse expenses for any Fund for which it has agreed to do so. All expenses paid through the directed brokerage arrangements will be over and above such waivers and/or reimbursements, so that VALIC will not receive any direct or indirect economic benefit from the directed brokerage arrangements.


The following chart reflects the directed brokerage activity for the period ended August 31, 2004.


              NAME OF FUND                           AGGREGATE AMOUNT
              Mid Cap Value Fund                              $59,541


Research Services: The Sub-advisers may cause a Fund to pay a broker-dealer a commission (for executing a securities transaction) that is greater than the commission another broker-dealer would have received for executing the same transaction, if the Sub-advisers determine in good faith that the greater commission paid to the first broker-dealer is reasonable in relation to the value of brokerage and research services provided to the Sub-advisers viewed in terms of either that particular transaction or the overall responsibilities of the Sub-advisers. The Sub-advisers receive a wide range of research services from broker-dealers, including: information on securities markets, the economy and individual companies; statistical information; accounting and tax law interpretations; technical market action; pricing and appraisal services; and credit analyses. Research services are received by the Sub-advisers primarily in the form of written reports, telephone contacts, personal meetings with securities analysts, corporate and industry spokespersons, and access to various computer-generated data.

The Sub-advisers evaluate whether such research services provide lawful and appropriate assistance to them in the performance of their investment decision-making responsibilities, for the Series Company. The Sub-advisers will not cause the Series Company to pay higher commissions without first determining, in good faith, that the cost is reasonable considering the brokerage and research services provided, with respect to either the particular transaction or the Sub-advisers' overall responsibilities with respect to accounts for which they exercise investment discretion. The Sub-advisers receive research services at no cost and cannot assign any specific monetary value to them; nevertheless, the Sub-advisers believe these supplemental investment research services are essential to the Sub-advisers' ability to provide high quality portfolio management to the Funds. Research services furnished by broker-dealers through whom a Fund effects securities transactions may be used by the Sub-advisers in servicing all of the Funds, and the Sub-advisers may not use all such services in managing the Funds.

The amount of brokerage commissions paid, the quality of execution, the nature and quality of research services provided, and the amount of commissions paid to firms providing research services are reviewed quarterly by the Series Company's Board of Trustees.

The following tables list brokerage commissions paid by each Fund on portfolio transactions for the last three fiscal years ended August 31. Unless otherwise noted, the Funds paid no brokerage commissions to brokers for research services provided to the Sub-advisers or to VALIC.

                           2004 Brokerage Commissions


                                                                                                PERCENTAGE OF AMOUNT
                                                                                                   OF TRANSACTIONS
                                                                              PERCENTAGE OF      INVOLVING PAYMENTS
                                       AGGREGATE        AMOUNT PAID TO      COMMISSIONS PAID      OF COMMISSIONS TO
                                       BROKERAGE          AFFILIATED          TO AFFILIATED          AFFILIATED
               FUND                    COMMISSION       BROKER-DEALERS*      BROKER-DEALERS*       BROKER-DEALERS
Aggressive Growth Lifestyle Fund                 ---                  ---                  ---                    ---
Capital Appreciation Fund                   $123,402                  ---                  ---                    ---
Conservative Growth Lifestyle Fund               ---                  ---                  ---                    ---

Core Bond Fund                                   ---                  ---                  ---                    ---
High Yield Bond Fund                           2,850                  ---                  ---                    ---
International Small Cap Equity               110,483                  ---                  ---                    ---
Fund
Large Cap Value Fund                         161,099                  ---                  ---                    ---
Mid Cap Growth Fund                          171,223                  ---                  ---                    ---
Mid Cap Value Fund                           302,482                  ---                  ---                    ---
Moderate Growth Lifestyle Fund                   ---                  ---                  ---                    ---
Money Market II Fund                             ---                  ---                  ---                    ---
Small Cap Growth Fund                        108,019                  ---                  ---                    ---
Small Cap Value Fund                         109,886                  ---                  ---                    ---
Socially Responsible Fund                     57,237                  ---                  ---                    ---
Strategic Bond Fund                            1,070                  ---                  ---                    ---


                           2003 BROKERAGE COMMISSIONS

                                                                                                PERCENTAGE OF AMOUNT
                                                                                                   OF TRANSACTIONS
                                                                              PERCENTAGE OF      INVOLVING PAYMENTS
                                       AGGREGATE        AMOUNT PAID TO      COMMISSIONS PAID      OF COMMISSIONS TO
                                       BROKERAGE          AFFILIATED          TO AFFILIATED          AFFILIATED
               FUND                    COMMISSION       BROKER-DEALERS*      BROKER-DEALERS*       BROKER-DEALERS
Aggressive Growth Lifestyle Fund                 ---                  ---                  ---                    ---
Capital Appreciation Fund                    $80,827                  ---                  ---                    ---
Conservative Growth Lifestyle Fund               ---                  ---                  ---                    ---
Core Bond Fund                                     3                  ---                  ---                    ---
High Yield Bond Fund                             ---                  ---                  ---                    ---
International Small Cap Equity                68,364                  ---                  ---                    ---
Fund
Large Cap Value Fund                          87,519                  ---                  ---                    ---
Mid Cap Growth Fund                          123,926                  ---                  ---                    ---
Mid Cap Value Fund                           214,434                  ---                  ---                    ---
Moderate Growth Lifestyle Fund                   ---                  ---                  ---                    ---
Money Market II Fund                             ---                  ---                  ---                    ---
Small Cap Growth Fund                         72,721                  ---                  ---                    ---
Small Cap Value Fund                         123,274                  ---                  ---                    ---
Socially Responsible Fund                     17,900                  ---                  ---                    ---
Strategic Bond Fund                              ---                  ---                  ---                    ---

                           2002 BROKERAGE COMMISSIONS

                                                                                                PERCENTAGE OF AMOUNT
                                                                                                   OF TRANSACTIONS
                                                                              PERCENTAGE OF      INVOLVING PAYMENTS
                                       AGGREGATE        AMOUNT PAID TO      COMMISSIONS PAID      OF COMMISSIONS TO
                                       BROKERAGE          AFFILIATED          TO AFFILIATED          AFFILIATED
               FUND                    COMMISSION       BROKER-DEALERS*      BROKER-DEALERS*       BROKER-DEALERS
Aggressive Growth Lifestyle Fund                 ---                  ---                  ---                    ---
Conservative Growth Lifestyle Fund               ---                  ---                  ---                    ---
Core Bond Fund                                   ---                  ---                  ---                    ---
High Yield Bond Fund                             ---                  ---                  ---                    ---
International Small Cap Equity              $103,404                 $741                0.72%                  0.43%
Fund
Capital Appreciation Fund                     65,475                  185                0.28%                  0.04%
Large Cap Value Fund                          66,026                  ---                  ---                    ---
Mid Cap Growth Fund                           57,826                  ---                  ---                    ---
Mid Cap Value Fund                           471,566               52,122               11.05%                 12.95%
Moderate Growth Lifestyle Fund                   ---                  ---                  ---                    ---
Money Market II Fund                             ---                  ---                  ---                    ---
Small Cap Growth Fund                        109,633                4,656                4.25%                  2.54%
Small Cap Value Fund                         159,878                  ---                  ---                    ---
Socially Responsible Fund                      4,292                  ---                  ---                    ---
Strategic Bond Fund                              ---                  ---                  ---                    ---

* The affiliated broker dealers that effected transactions with the indicated Funds include Archipelago Holding, LLC, Goldman Sachs & Co., and Neuberger Berman, Inc.

The following table sets forth the value of Funds' holdings of securities of the Series Company's regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of August 31, 2004.


                 FUND                             BROKER DEALER                 VALUE        DEBT OR EQUITY
                 ----                             -------------                 -----        --------------
                                                                               (000'S)
                                                                               -------
Capital Appreciation                    State Street Bank & Trust Co.            231              Debt

Core Bond                               Citigroup, Inc.                          196              Debt
                                        Morgan Stanley                          1445              Debt
                                        JP Morgan Chase & Co.                    476              Debt
                                        Bear Stearns & Co., Inc.                 272              Debt
                                        Goldman Sachs Group, Inc.                105              Debt
                                        Lehman Brothers Holdings, Inc.           124              Debt
                                        Bank of America Corp.                    160              Debt
                                        Soloman Smith Barney, Inc.               34               Debt

High Yield Bond                         State Street Bank & Trust Co.           5196              Debt

International Small Cap Equity          Credit Suisse First Boston Corp.         573             Equity
                                        UBS AG                                  1287             Equity
                                        Nomura Holdings, Inc.                    527             Equity

Large Cap Value                         Citigroup, Inc.                         2525             Equity
                                        Lehman Brothers Holdings, Inc.           554             Equity
                                        JP Morgan Chase & Co.                   1372             Equity
                                        Bank of America Corp.                   3104             Equity
                                        Morgan Stanley                           238             Equity

Mid Cap Growth                          State Street Bank & Trust Co.           3720              Debt

Mid Cap Value                           State Street Bank & Trust Co.           4148              Debt

Money Market II                         State Street Bank & Trust Co.            294              Debt
                                        UBS Warburg, LLC                        1000              Debt
                                        Merrill Lynch & Co., Inc.               1000              Debt

Small Cap Growth                        Jefferies Group, Inc.                    174             Equity

Small Cap Value                         State Street Bank & Trust Co.           4389              Debt

Socially Responsible                    State Street Bank & Trust Co.           2263              Debt
                                        Merrill Lynch & Co., Inc.                16              Equity
                                        Goldman Sachs Group, Inc.                100             Equity
                                        Citigroup, Inc.                          976             Equity
                                        Bank of America Corp.                    371             Equity
                                        JP Morgan Chase & Co.                    686             Equity

Strategic Bond                          State Street Bank & Trust Co.           2127              Debt
                                        Citigroup, Inc.                          39               Debt
                                        UBS Finance, Inc.                       3000              Debt


Occasions may arise when one or more of the Funds or other accounts that may be considered affiliated persons of the Funds under the 1940 Act desire to purchase or sell the same portfolio security at approximately the same time. In such event, generally, the assets actually purchased or sold may be allocated among accounts on a good faith equitable basis at the discretion of the account's adviser pursuant to written procedures. In some cases, this system may adversely affect the price or size of the position obtainable for the Funds. However, the Funds may, alternatively, benefit from lower broker's commissions and/or correspondingly lower costs for brokerage and research services by engaging in such combined transactions. In the Sub-adviser's opinion, the results of this procedure will, on the whole, be in the best interest of each Fund.

                OFFERING, PURCHASE, AND REDEMPTION OF FUND SHARES

Shares of the Funds are sold in a continuous offering. The Series Company pays all expenses related to the registration of Fund shares under federal and state laws, including registration and filing fees, the cost of preparing the prospectus for such purpose, and related expenses of outside legal and auditing firms.

Payments of surrender values, as well as lump sum payments available under the annuity options of the Contracts, may be suspended or postponed at any time when redemption of shares is suspended. Normally, the Series Company redeems Fund shares within seven days when the request is received in good order, but may postpone redemptions beyond seven days when: (i) the New York Stock Exchange is closed for other than weekends and customary holidays, or trading on the New York Stock Exchange becomes restricted; (ii) an emergency exists making disposal or valuation of a Fund's assets not reasonably practicable; or (iii) the SEC has so permitted by order for the protection of the Series Company's shareholders.

The Series Company normally redeems Fund shares for cash. Although the Series Company, with respect to each Fund, may make full or partial payment by assigning to the separate accounts investing in the Series Company portfolio securities at their value used in determining the redemption price (i.e. by redemption-in-kind), the Series Company, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election on Form 18f-1. Pursuant to this election, the Series Company has committed itself to pay the separate accounts, in cash, all redemptions made during any 90 day period, up to the lesser of $250,000 or 1% of the Series Company's net asset value. The securities to be paid in-kind to the separate accounts will be selected in such manner as the Board of Trustees deems fair and equitable. In such cases, the separate accounts would incur brokerage expenses should they wish to liquidate these portfolio securities.

All shares are offered for sale and redeemed at net asset value. Net asset value per share is determined by dividing the net assets of a Fund by the number of that Fund's outstanding shares at such time.

                        DETERMINATION OF NET ASSET VALUE


The net asset value per share ("NAV") for each Fund is determined each business day at the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time) by dividing the net assets of each of the Fund's holdings by the number of such Fund's outstanding shares. The NAV for each Fund also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Fund. As a result, the value of the Fund's shares may change on days when you will not be able to purchase or redeem your shares.


Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE for the day, unless, in accordance with pricing procedures approved by the Fund's Board of Trustees, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, are valued at representative quoted prices. Such quotations generally are obtained from government securities pricing services; however, in circumstances where it is deemed appropriate to do so, quotations may be obtained from dealers in government securities.

Publicly-traded corporate bonds are valued at prices obtained from third party pricing services.

Short-term debt securities for which market quotations are readily available are valued at the last reported bid price, except for those with a remaining maturity of 60 days or less which are valued by the amortized cost method (unless, due to special circumstances, the use of such a method with respect to any security would result in a valuation which does not approximate fair market value).

Convertible bonds are valued at prices obtained from one or more of the major dealers in such bonds. Where there is a discrepancy between dealers or when no quotes are readily available, values may be adjusted based on a combination of yields and premium spreads to the underlying common stock.

As of the close of regular trading on the NYSE, securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. A Fund may also fair value securities of other situations, for example, when a particular foreign market is closed but the Fund is open. The Series Company uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Options purchased by the Funds (including options on financial futures contracts, stock indices, foreign currencies, and securities) listed on national securities exchanges are valued on the exchange where such security is primarily traded. Over-the-counter options purchased or sold by the Funds are valued based upon prices provided by market-makers on such securities or dealers in such currencies.

Exchange-traded financial futures contracts (including interest rate futures contracts, stock index futures contracts, and currency futures contracts) are valued at the settlement price for such contracts established each day by the board of trade or exchange on which such contracts are traded. Unlisted financial futures contracts are valued based upon prices provided by market-makers in such financial futures contracts. Securities for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of the securities, then these securities are fair valued, as determined pursuant to procedures adopted in good faith by the Board of Trustees. Securities of the Lifestyle Funds are valued at the net asset value (market value) of the underlying VC I and VC II Funds.

All of the assets of the Money Market II Fund are valued on the basis of amortized cost. Under the amortized cost method of valuation, securities are valued at a price on a given date, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation it may result in periods in which value as determined by amortized cost is higher or lower than the price a Fund would receive if it sold the security. During such periods, the yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities. The Series Company's Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Money Market II Fund's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: selling portfolio securities prior to maturity; shortening the average maturity of the portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market II Fund's net asset value might still decline.

                          ACCOUNTING AND TAX TREATMENT

CALLS AND PUTS

When a Fund writes a call or put option, an amount equal to the premium received by it is included in that Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded. If a call option which a Fund has written either expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and proceeds from such sale are increased by the premium originally received.

The premium paid by a Fund for the purchase of a put option is included in the asset section of its Statement of Assets and Liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded. If a put option which a Fund has purchased expires unexercised it realizes a capital loss equal to the cost of the option. If a Fund exercises a put option, it realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

FINANCIAL FUTURES CONTRACTS

Accounting for financial futures contracts will be in accordance with generally accepted accounting principles. Initial margin deposits made upon entering into financial futures contracts will be recognized as assets due from the FCM (the Fund's agent in acquiring the futures position). During the period the financial futures contract is open, changes in the value of the contract will be recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation (or maintenance) margin payments will be made or received, depending upon whether gains or losses are incurred. Financial futures contracts held by a Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes (that is, treated as having been sold at market value).

SUBCHAPTER M OF THE CODE

Each Fund of the Series Company intends to qualify annually as a regulated investment company under Subchapter M of the Code. A Fund must meet several requirements to obtain and maintain its status as a regulated investment company. Among these requirements are that: (i) at least 90% of a Fund's gross income be derived from dividends, interest, payments with respect to securities loans and gains from the sale or disposition of securities; and (ii) at the close of each quarter of a Fund's taxable year (a) at least 50% of the value of the Fund's assets consist of cash, government securities, securities of other regulated investment companies and other securities (such other securities of any one issuer being not greater than 5% of the value of a Fund and the Fund holding not more than 10% of the outstanding voting securities of any such issuer) and (b) not more than 25% of the value of a Fund's assets be invested in the securities of any one issuer (other than United States government securities or securities of other regulated investment companies). Each Fund of the Series Company is treated as a separate entity for federal income tax purposes. Further, the benefits of taxation as a regulated investment company are not available to a Fund unless it distributes at least 90% of its "investment company taxable income" for the taxable year. Since the Fund itself would have to pay taxes on any undistributed income or undistributed capital gains, it plans to distribute all of its investment company taxable income and all of its net capital gain for each of its fiscal years. The separate accounts of VALIC and its affiliates which own the interests in each Fund are effectively tax exempt, so there should be no income tax consequences to such distributions.

The Internal Revenue Service ("Service") has ruled publicly that an exchange-traded call option is a security for purposes of the 50% of assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. It has ruled privately (at the request of a taxpayer other than the Series Company) that income from closing financial futures contracts is considered gain from a disposition of securities for purposes of the 90% of gross income test. However, since taxpayers other than the taxpayer requesting a particular private ruling are not entitled to rely on such ruling, the Series Company intends to keep its Funds' activity in futures contracts and options at a low enough volume such that gains from closing futures contracts will not exceed 10% of a Fund's gross income until the Service rules publicly on the issues or the Series Company is otherwise satisfied that those gains are qualifying income.

If a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge of 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

PASSIVE FOREIGN INVESTMENT COMPANIES ("PFICS")

A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, the "PFIC income"), plus certain interest charges, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Fund may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Fund may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in its income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. In order to make this election, a Fund would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.

SECTION 817(H) OF THE CODE

Each of the Funds intends to comply with Section 817(h) of the Code and the regulations issued thereunder. Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on variable annuity contracts based upon segregated asset accounts. These requirements are in addition to the diversification requirements of Subchapter M and the 1940 Act and may affect the securities in which a Fund may invest. Failure to meet the requirements of Section 817(h) could result in immediate taxation of the Contract Owner to the extent of appreciation on investment under the Contract.

The Section 817(h) diversification requirements do not apply to pension plan contracts. "Pension plan contracts" for these purposes generally means annuity contracts issued with respect to plans qualified under Section 401(a) or 403(a) of the Code, Section 403(b) annuities, Individual Retirement Accounts, Individual Retirement Annuities and annuities issued with respect to Section 457 plans.

The Secretary of the Treasury may, in the future, issue additional regulations that will prescribe the circumstances in which a Contract Owner's control of the investments of the separate accounts investing in the Series Company may cause the Contract Owner to be taxable with respect to assets allocated to the separate account, before distributions are actually received under the Contract.

In order to comply with the requirements of Section 817(h) and the regulations thereunder, the Series Company may find it necessary to take action to ensure that a Contract funded by the Series Company continues to qualify as such under federal tax laws. The Series Company, for example, may be required to alter the investment objectives of a Fund or Funds, or substitute the shares of one Fund for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Fund, and the approval of a majority of such shareholders (as defined in the 1940 Act) and without prior approval of the SEC, to the extent legally required.

It is not feasible to comment on all of the federal income tax consequences concerning the Funds. Each owner of a Contract or Plan funded by the Series Company should consult a qualified tax adviser for more complete information. The reader should refer to the appropriate prospectus related to his or her Contracts or Plan document for a more complete description of the taxation of the separate account and of the owner of the particular Contract or Plan.

                                OTHER INFORMATION

SHAREHOLDER REPORTS

Annual Reports containing audited financial statements of the Series Company and Semi-Annual Reports containing unaudited financial statements, as well as proxy materials, are sent to Contract owners, annuitants, or beneficiaries as appropriate. The Annual Report is incorporated by reference into this Statement of Additional Information.

VOTING AND OTHER RIGHTS

The Series Company was organized under the laws of the state of Delaware as a business trust, and presently is authorized to sell 15 series. Each of these series is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share, divided into classes.

Each outstanding share has one vote on all matters that shareholders vote on. Participants vote on these matters indirectly by voting their units. The way participants vote their units depends on their Contract or Plan. See your Contract prospectus or Plan document for specific details. When a matter comes up for vote, the separate account will vote its shares in the same proportion as the unit votes it actually receives. If VALIC determines that it may, under the current interpretation of the 1940 Act, vote shares directly instead of voting through its units, it may decide to vote that way.

Delaware law does not require the Series Company to hold regular, annual shareholder meetings. However, the Series Company must hold shareholder meetings on the following matters: (a) to approve certain agreements as required by the 1940 Act; (b) to change fundamental investment restrictions; and (c) to fill vacancies on the Series Company's Board of Trustees if the shareholders have elected less than a majority of the Trustees.

The Series Company will assist in shareholder communications.

VALIC Separate Account A's (a registered separate account of VALIC) ownership of more than 25% of the outstanding shares may result in VALIC being deemed a controlling entity of each of those Funds as that term is defined in the 1940 Act. Such control will dilute the effect of the votes of other shareholders, Contract owners and beneficiaries.

As of August 31, 2004, VALIC Separate Account A (a registered separate account of VALIC), VALIC Separate Account C (a registered separate account of VALIC) and AIG Annuity Separate Account A owned, directly or indirectly, 100% of the outstanding shares of all Funds. The ownership breakdown is as follows:


                                                  VALIC SEPARATE      VALIC SEPARATE     AIG ANNUITY SEPARATE
                    FUND                             ACCOUNT A           ACCOUNT C            ACCOUNT A
                    ----                             ---------           ---------            ---------
Aggressive Growth Lifestyle Fund                      98.13%                   *                 ---
Capital Appreciation Fund                             97.76%                   *                 ---
Conservative Growth Lifestyle Fund                    89.38%              10.30%                 ---
Core Bond Fund                                        97.00%                   *
High Yield Bond Fund                                  98.56%                 ---                   *
International Small Cap Equity Fund                  100.00%                 ---                 ---
Large Cap Value Fund                                 100.00%                 ---                 ---
Mid Cap Growth Fund                                  100.00%                 ---                 ---
Mid Cap Value Fund                                    98.20%                 ---                   *
Moderate Growth Lifestyle Fund                        96.94%                   *                 ---
Money Market II Fund                                 100.00%                 ---                 ---
Small Cap Growth Fund                                 98.32%                   *                 ---
Small Cap Value Fund                                 100.00%                 ---                 ---
Socially Responsible Fund                            100.00%                 ---                 ---
Strategic Bond Fund                                   90.95%               5.12%                   *



*    Represents less than 5% ownership


PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Responsibility

The Series Company has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee comprised of senior management of the Series Company and its adviser, VALIC. The policies and procedures enable each Fund to vote proxies in a manner consistent with the best interests of the Series Company's shareholders.

The Series Company has retained a proxy voting service, the Investor Responsibility Research Center (the "IRRC"), to effect votes on behalf of the Series Company according to the Series Company's policies and procedures, and to assist each Fund with recordkeeping of proxy votes.

Company Management Recommendations

When determining whether to invest in the securities of a particular company, one of the key factors the portfolio manager considers is the quality and depth of the company's management. In holding portfolio securities, each Fund is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Series Company's policies and procedures therefore provide that each Fund will generally vote in support of management recommendations on most corporate matters. When a Fund's portfolio manager is dissatisfied with a company's management, the Fund typically will sell the holding.

Case-By-Case Voting Matters

The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. In these circumstances, a Fund may request guidance or a recommendation from the portfolio manager or other appropriate personnel of VALIC and/or the Sub-adviser of a Series Company. In these instances, such person(s) will recommend the vote that will maximize value for and is in the best interests of the Fund's shareholders.

Examples of Fund's Positions on Voting Matters

Consistent with the approaches described above, the following are examples of a Fund's voting positions on specific matters:

      -     Vote with management recommendations on most corporate matters;

      - Vote with management recommendations on proposals to increase or decrease authorized common stock;

      - Vote against the authorization of preferred stock if the company's board has unlimited rights to set the terms and conditions of the shares;

      - Vote for a management proposal to decrease authorized preferred stock or cancel a class or series of preferred stock;

      - Vote on a case-by-case basis regarding finance, merger and acquisition matters;

      -     Vote against most shareholder proposals;

      - Abstain from voting on social responsibility or environmental matters, unless the Series Company's objective is directly related to the social or environmental matter in question;(1) and

      - Not vote proxies for index funds/portfolios and passively managed funds.(2)

Conflicts of Interest

Senior management of the Series Company and VALIC, including members of the proxy voting committee and legal and compliance personnel, will resolve conflicts of interest presented by a proxy vote. In practice, application of the Series Company's proxy voting policies and procedures will in most instances adequately address any possible conflicts of interest, as the policies and procedures were pre-determined by the proxy voting committee, and votes are effected according to the policies and procedures by the IRRC, an independent third-party.

However, if a situation arises where a vote presents a conflict between the interests of a Fund shareholders and the interests of VALIC, or one of VALIC's affiliates, and the conflict is known to the Series Company, senior management of the Series Company and VALIC may be consulted to evaluate the situation and ensure that the Fund selects the vote that is in the best interests of the Fund shareholders.

--------
1 In these circumstances, the Fund will consider the effect that the vote's outcome may have on the issuing company and the value of its securities as part of the Fund's overall investment evaluation of whether to retain or sell the company's securities. The Fund will either retain or sell the securities according to the best interests of the Fund's shareholders.

2 Management has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the fund/portfolio retains a particular security. That is, the fund will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the fund/portfolio will make a determination to retain or sell a security based on whether the index retains or deletes the security.

Proxy Voting Records

IRRC will maintain records of voting decisions for each vote cast on behalf of the Funds. Information regarding how each Fund voted proxies relating to portfolio securities during the past 12-month period ended June 30, 2004 has been filed with the SEC on Form N-PX and is available (1) without charge, upon request, by calling VALIC, toll free at 1-800-448-2542, and (2) on the SEC's website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board of Trustees of the Series Company has adopted policies and procedures relating to disclosure of the Funds' portfolio securities. These policies and procedures generally prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds' shares and other parties which are not employed by VALIC or its affiliates except under certain circumstances. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its participants) are met, the Series Company does not provide or permit others to provide information about the Funds' portfolio holdings on a selective basis.

The Series Company makes the Funds' portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available sixty (60) days after the end of the Series Company's fiscal quarter.

In addition, the Series Company generally makes publicly available on a periodic basis information regarding a Fund's top ten holdings (including name and percentage of a Fund's assets invested in each holding) and the percentage breakdown of a Fund's investments by country, sector and industry, as applicable. This information is generally made available through the Series Company's website, marketing communications (including printed advertising and sales literature), and/or the Series Company's telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Series Company's legal department. The Series Company and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Fund's portfolio holdings is permitted, the employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must be submitted to the legal and compliance departments. The Series Company's Chief Compliance Officer and/or VALIC's legal department is responsible for authorizing the selective release of portfolio holding information. If the request is approved, the Series Company and the third party must execute a confidentiality agreement governing the third party's duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and not to trade on such information.

The Series Company's executive officers and VALIC's legal department, are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Funds' participants and the Funds' affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Funds' operation or useful to the Funds' participants without compromising the integrity or performance of the Funds.

At each quarterly meeting of the Board of Trustees of the Series Company, the Board reviews a report disclosing third parties to whom the Funds' portfolio holdings information has been disclosed and the purpose for such disclosure, and considers whether or not the release of information to such third parties is in the best interest of the Funds and its participants.

In the event a sub-adviser is engaged to assume sub-advisory duties of a Fund, the Series Company routinely discloses portfolio holdings information to such sub-adviser prior to its assumption of duties. The Series Company does not receive any compensation or other consideration from these arrangements for the release of the Funds' portfolio holdings information.

Each of the below listed third parties have been approved to receive information concerning the Funds' holdings: (1) Ernst & Young LLP, Independent Registered Public Accountants; (2) IRRC, proxy voting; (3) State Street Bank & Trust Company, Custodian; (4) Plexus Group, brokerage transaction analysis; (5) Morningstar and Lipper, database services; (6) RR Donnelley, financial printer,
(7) Investment Company Institute, survey information; (8) Manhattan Creative Partners, Board of Director materials; (9) Fluent Technologies, marketing materials, and (10) J.P. Morgan, performance comparisons for the High Yield Bond Fund. Ernst & Young is provided with entire portfolio holdings information during periods in which it assists in the preparation of shareholder reports and regulatory filings, and does not publicly disclose this information. IRRC receives entire portfolio holdings information on a weekly basis for the purpose of voting proxies on behalf of the Funds and does not publicly disclose this information. State Street Bank & Trust Company has daily access to the Funds' portfolio holdings information and does not publicly disclose this information. Plexus Group receives portfolio holdings information for the purpose of analyzing brokerage execution statistics approximately 15 days after the quarter end and does not publicly disclose this information. Lipper receives portfolio holdings information within 15 days of each month end and makes certain information available approximately 15 to 30 days after its receipt. Morningstar receives portfolio holdings information approximately 30 days after each month end and makes certain information available between five and 30 days after its receipt. RR Donnelley has access to our information approximately 30 days after the Funds' fiscal quarter in preparation of shareholder reports and regulatory filings and does not make publicly disclose this information. The Investment Company Institute receives certain portfolio holdings information approximately 15 days after each calendar quarter and does not publicly disclose the information before the Funds' release of such information. Manhattan Creative Partners has access to certain portfolio holdings information provided to the Board of Directors approximately thirty days after each quarter end, and does not publicly disclose this information. Fluent Technologies receives certain portfolio holdings information on a quarterly basis within 10 business days of each calendar quarter for the preparation of marketing materials, and does not publicly disclose this information. J.P. Morgan receives certain portfolio holdings information with respect to the High Yield Bond Fund within 20 days of the end each quarter for survey purposes. J.P. Morgan provides the Fund with statistical data comparing it with other high yield bond funds based on the information provided and does not make the Fund's portfolio holdings information publicly available.




CUSTODY OF ASSETS

Pursuant to a Custodian Contract with the Series Company, State Street, 225 Franklin Street, Boston, Massachusetts 02110, holds the cash and portfolio securities of the Series Company as Custodian.

The Custodian is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Series Company, and performing other administrative duties, all as directed by persons authorized by the Series Company. The Custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Series Company. Portfolio securities of the Funds purchased domestically are maintained in the custody of the Custodian and may be entered into the book entry systems of securities depositories approved by the Board of Trustees. Pursuant to the Custodian Contract, portfolio securities purchased outside the United States will be maintained in the custody of various foreign branches of the Custodian and such other custodians, including foreign banks and foreign securities depositories.

If on any day a Fund experiences net realized or unrealized gains with respect to financial futures contracts or covered options on stock indices held through a given FCM or broker, it is entitled immediately to receive from the FCM or broker, and usually will receive by the next business day, the net amount of such gains. Thereupon, such assets will be deposited in its general or segregated account with the Custodian, as appropriate.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 5 Houston Center, 1401 McKinney, Suite 1200, Houston, Texas 77010, serves as the independent registered public accounting firm of the Series Company.

                        MANAGEMENT OF THE SERIES COMPANY

The Board of Trustees manages the business activities of the Series Company in accordance with Delaware law. The Board elects officers who are responsible for the day-to-day operations of the Series Company and who execute policies formulated by the Board. The names and ages of the Trustees and officers of the Series Company, their addresses, present positions and principal occupations during the past five years are set forth below. Each officer holds office until the qualification and election of his or her successor.


INDEPENDENT
TRUSTEES



                                                                                       Number of
                                             Term of                                   Portfolios
                                            Office and                                  In Fund
                              Position(s)   Length of                                   Complex
     Name, Address and           Held          Time       Principal Occupation (s)    Overseen by   Other Directorships Held
       Date of Birth          With Fund      Served(1)      During Past 5 Years        Trustee(3)          by Trustee(4)
----------------------------  -----------  ------------  ---------------------------  ------------  -----------------------------
DR. JUDITH L. CRAVEN          Trustee      August/       Retired Administrator.       76            Director, A.G. Belo
2929 Allen Parkway                         1998                                                     Corporation, a media
Houston, Texas 77019                                                                                company (1992-Present);
10/06/45                                                                                            Director, SYSCO
                                                                                                    Corporation, a food
                                                                                                    marketing and distribution
                                                                                                    company (1996-Present);
                                                                                                    Director, Luby's, Inc., a
                                                                                                    restaurant chain
                                                                                                    (1998-Present); Director,
                                                                                                    University of Texas Board
                                                                                                    of Regents (2001-Present).

--------
(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement plan discussed below.


(2) The "Fund Complex" consists of all registered investment companies for which VALIC or an affiliated person of VALIC serves as investment adviser or business manager. The "Fund Complex" includes the Series Company (15 funds), VALIC Company I (24 funds), AIG Series Trust, Inc. (4 funds), SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (6 funds), SunAmerica Focused Series, Inc. (15 portfolios), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (32 portfolios), and Season Series Trust (22 portfolios).


(3) Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act.

                                                                                       Number of
                                             Term of                                   Portfolios
                                            Office and                                  In Fund
                              Position(s)   Length of                                   Complex
     Name, Address and           Held          Time       Principal Occupation (s)    Overseen by   Other Directorships Held
       Date of Birth          With Fund      Served(1)      During Past 5 Years        Trustee(2)          by Trustee(3)
----------------------------  -----------  ------------  ---------------------------  ------------  -----------------------------
WILLIAM F. DEVIN              Trustee      October/      Member, Board of             76            N/A
2929 Allen Parkway                         2001          Governors, Boston Stock
Houston, Texas 77019                                     Exchange (1985-Present).
12/30/38                                                 Formerly, Executive Vice
                                                         President, Fidelity
                                                         Capital Markets, a
                                                         division of National
                                                         Financial Services
                                                         Corporation (1966-1996).
----------------------------  -----------  ------------  ---------------------------  ------------  -----------------------------
DR. TIMOTHY J. EBNER          Trustee      August/       Professor and Head,          39            N/A
2929 Allen Parkway                         1998          Department of
Houston, Texas 77019                                     Neuroscience, and
07/15/49                                                 Visscher Chair of
                                                         Physiology, University of
                                                         Minnesota
                                                         (1999-Present).
                                                         Formerly, Director,
                                                         Graduate Program in
                                                         Neuroscience, University
                                                         of Minnesota (1995-1999);
                                                         Professor of
                                                         Neurosurgery, University
                                                         of Minnesota (1980-1999);
                                                         Consultant to Medtronic,
                                                         Inc., a manufacturer of
                                                         medical products
                                                         (1997-1998).
----------------------------  -----------  ------------  ---------------------------  ------------  -----------------------------
JUDGE GUSTAVO E. GONZALES,    Trustee      August/       Municipal Court Judge,       39            N/A
JR.                                        1998          Dallas, Texas
2929 Allen Parkway                                       (1995-Present).
Houston, Texas 77019
07/27/40
----------------------------  -----------  ------------  ---------------------------  ------------  -----------------------------
DR. NORMAN HACKERMAN          Trustee      August/       President Emeritus, Rice     39            N/A
2929 Allen Parkway                         1998          University, Houston,
Houston, Texas 77019                                     Texas (1985-Present).
03/02/12
----------------------------  -----------  ------------  ---------------------------  ------------  -----------------------------
DR. JOHN W. LANCASTER         Trustee      August/       Pastor Emeritus and          39            N/A
2929 Allen Parkway                         1998          Director of Planned
Houston, Texas 77019                                     Giving, First
12/15/23                                                 Presbyterian Church,
                                                         Houston, Texas
                                                         (1997-Present).
----------------------------  -----------  ------------  ---------------------------  ------------  -----------------------------
KENNETH J. LAVERY             Trustee      October/      Vice President of            39            N/A
2929 Allen Parkway                         2001          Massachusetts Capital
Houston, Texas 77019                                     Resources Company
12/30/49                                                 (1982-Present).
----------------------------  -----------  ------------  ---------------------------  ------------  -----------------------------
BEN H. LOVE                   Trustee      August/       Retired.                     39            N/A
2929 Allen Parkway                         1998
Houston, Texas 77019
09/26/30
----------------------------  -----------  ------------  ---------------------------  ------------  -----------------------------
DR. JOHN E. MAUPIN, JR.       Trustee      August/       President, Meharry           39            Director, Monarch Dental
2929 Allen Parkway                         1998          Medical College,                           Corporation (1997-Present);
Houston, Texas 77019                                     Nashville, Tennessee                       Director, Pinnacle
10/28/46                                                 (1994-Present).                            Financial Partners, Inc.
                                                                                                    (2000-Present).

                                                                                       Number of
                                             Term of                                   Portfolios
                                            Office and                                  In Fund
                              Position(s)   Length of                                   Complex
     Name, Address and           Held          Time       Principal Occupation (s)    Overseen by   Other Directorships Held
       Date of Birth          With Fund      Served(1)      During Past 5 Years        Trustee(2)          by Trustee(3)
----------------------------  -----------  ------------  ---------------------------  ------------  -----------------------------
PAIGE T. DAVIS                Trustee      July 2002     Formerly, Regional           36            Director, Maryland African
2929 Allen Parkway                                       Manager, VALIC                             American Museum Corporation
Houston, Texas 77019                                     (1976-2001).                               (1999-Present); Director,
07/04/43                                                                                            Maryland Racing Commission
                                                                                                    (1996-Present); Director,
                                                                                                    Morgan State University
                                                                                                    Foundation, Inc.
                                                                                                    (1998-Present); Director,
                                                                                                    Maryland Health and Higher
                                                                                                    Education Facilities
                                                                                                    Authority (1987-Present)
----------------------------  -----------  ------------  ---------------------------  ------------  -----------------------------
PETER A. HARBECK              Trustee      October       President and Chief          85            Director, AIG Asset
                                           2001          Executive Officer, SAAMCo                  Management International,
Harborside Financial Center                              (1995-Present);                            Inc. (2000-Present);
3200 Plaza 5                                             President, AIG SunAmerica                  Managing Director, John
Jersey City, New Jersey                                  Fund Services, Inc.                        McStay Investment Counsel,
07311                                                    (1988-Present);Chief                       L.P. (1999-Present;
01/23/54                                                 Executive Officer, AIG                     Director, AIG SunAmerica
                                                         Advisor Group                              Capital Services, Inc.
                                                         (2004-Present); Executive                  (1993-Present); Director,
                                                         Vice President, AIG                        SAAMCo (1995-Present);
                                                         Retire Services, Inc.                      Director, AIG SunAmerica
                                                         (2003-Present)                             Fund Services, Inc.
                                                                                                    (1988-Present).



OFFICERS


EVELYN M. CURRAN              President    October       President and Principal      N/A           N/A
2919 Allen Parkway            and          2002          Executive Officer, VC I
Houston, Texas 77019          Principal                  and VC II (2002-Present);
06/04/65                      Executive                  Senior Vice President,
                              Officer                    Variable Products and
                                                         Funds VALIC
                                                         (2001-Present).
                                                         Formerly, Vice President,
                                                         VC I and VC II
                                                         (2001-2002); Formerly
                                                         Vice President, American
                                                         General Fund Group
                                                         (1999-Present).  Senior
                                                         Attorney, American
                                                         General Corporation
                                                         (1997-1999).
----------------------------  -----------  ------------  ---------------------------  ------------  -----------------------------
NORI L. GABERT                Vice         October       Vice President and           N/A           N/A
2929 Allen Parkway            President    2000          Associate General
Houston, Texas 77019          and                        Counsel, SAAMCo
08/15/53                      Secretary                  (2001-Present); Vice
                                                         President and Assistant
                                                         Secretary, Anchor Series
                                                         Trust, Seasons Series
                                                         Trust and SunAmerica
                                                         Series Trust
                                                         (2001-Present);  Vice
                                                         President, VC I and VC II
                                                         (1998-Present);
                                                         Secretary, VC I and VC II
                                                         (2000-Present); Formerly,
                                                         Associate General
                                                         Counsel, American General
                                                         Corporation, (1997-2001);
                                                         Assistant Secretary, VC I
                                                         and VC II (1998-2000).

                                                                                       Number of
                                             Term of                                   Portfolios
                                            Office and                                  In Fund
                              Position(s)   Length of                                   Complex
     Name, Address and           Held          Time       Principal Occupation (s)    Overseen by   Other Directorships Held
       Date of Birth          With Fund      Served(1)      During Past 5 Years        Trustee(2)          by Trustee(3)
----------------------------  -----------  ------------  ---------------------------  ------------  -----------------------------
DONNA M. HANDEL               Vice         October       Vice President and           N/A           N/A
Harborside Financial Center   President    2001          Assistant Treasurer, VC I
3200 Plaza Five               and                        and VC II (2001-Present);
Jersey City, New Jersey       Assistant                  Vice President
07311-4992                    Treasurer                  (2001-Present) and
06/25/66                                                 Assistant Treasurer
                                                         (1999-Present), Seasons
                                                         Series Trust; Vice
                                                         President, SAAMCo
                                                         (1996-Present); Vice
                                                         President (2000-Present),
                                                         Treasurer (2002-Present)
                                                         and Assistant Treasurer
                                                         (1996-2002), SunAmerica
                                                         Equity Funds, SunAmerica
                                                         Income Funds and
                                                         SunAmerica Money Market
                                                         Funds, Inc. , Anchor
                                                         Series Trust, SunAmerica
                                                         Focused Series, Inc.;
                                                         Treasurer, AIG Series
                                                         Trust, Inc.
----------------------------  -----------  ------------  ---------------------------  ------------  -----------------------------
GREGORY R.  KINGSTON          Treasurer    October       Treasurer and Principal      N/A           N/A
2919 Allen Parkway            and          2002          Financial Officer, VC I
Houston, Texas 77019          Principal                  and VC II (2002-Present);
01/18/66                      Financial                  Vice President and
                              Officer                    Assistant Treasurer,
                                                         Seasons Series Trust
                                                         (2001-Present);
                                                         Treasurer, VC I
                                                         (2000-2002).  Formerly,
                                                         Vice President, American
                                                         General Investment
                                                         Management, L.P.
                                                         (1999-2001); Assistant
                                                         Treasurer, First
                                                         Investors Management Co.
                                                         (1994-1999).
----------------------------  -----------  ------------  ---------------------------  ------------  -----------------------------
JOHN PACKS                    Vice         October       Vice President and Senior    N/A           N/A
99 High Street                President    2001          Investment Officer, VC I
Boston, Massachusetts 02110   and                        and VC II (2001-Present);
12/09/55                      Senior                     Senior Investment
                              Investment                 Officer, VALIC
                              Officer                    (2001-Present).
                                                         Formerly, Senior Vice
                                                         President-Investment
                                                         Research, American
                                                         General Fund Group
                                                         (2000-2001); Principal,
                                                         Cypress Holding Company
                                                         (1995-2000).



Independent Trustees receive an annual retainer of $22,200 and a quarterly meeting fee of $2,575. Audit Committee and Governance Committee members receive an additional $500 for each committee meeting attended held in conjunction with a Board Meeting and $1,000 for each meeting attended not held in conjunction with a Board Meeting. Committee chairs receive an additional $500 for each committee meeting chaired. The Independent Trustees receive a special meeting fee of $2,000 for each special meeting attended, and a fee of $500 for each telephonic meeting. The Independent Trustees are reimbursed for certain out-of-pocket expenses by the Series Company.

The Series Company has an Audit Committee comprised of all Independent Trustees with Dr. Lancaster as Chairman. The Audit Committee recommends to the Board the selection of independent auditors for the Series

Company and reviews with such independent auditors the scope and results of the annual audit, reviews the performance of the accounts, and considers any comments of the independent auditors regarding the Series Company's financial statements or books of account. The Audit Committee has a Sub-Committee to approve audit and non-audit services comprised of Dr. Lancaster, Dr. Ebner and Dr. Maupin. During the fiscal year ended August 31, 2004, the Audit Committee held four meetings. The Series Company has a Governance Committee comprised of all Independent Trustees with Mr. Love as Chairman. The Governance Committee recommends to the Board nominees for independent trustee membership, reviews governance procedures and Board composition, and periodically reviews trustee compensation. The Series Company does not have a standing compensation committee. During the fiscal year ended August 31, 2004, the Governance Committee held three meetings. The Series Company has a Brokerage Committee comprised of Mr. Devin (Chairman), Mr. Lavery, Judge Gonzales and Dr. Maupin which reviews brokerage issues but does not meet on a formal basis. The Series Company has a Compliance and Ethics Committee comprised of Judge Gonzales, Mr. Lavery and, Dr. Maupin, which addresses issues that arise under the Code of Ethics for the Principal Executive and Principal Accounting Offices as well as any material compliance matters arising under Rule 38a-1 policies and procedures as approved by the Board of Trustees.

The Trustees and officers of the Series Company and members of their families as a group, beneficially owned less than 1% of the common stock of each Fund outstanding as of August 31, 2004.

                           TRUSTEE OWNERSHIP OF SHARES

The following table shows the dollar range of shares beneficially owned by each Trustee.

INDEPENDENT TRUSTEES

                                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                  SECURITIES IN ALL REGISTERED
                                           DOLLAR RANGE OF EQUITY SECURITIES    INVESTMENT COMPANIES OVERSEEN BY
           NAME OF TRUSTEE                            IN THE FUND(1)                 TRUSTEE IN FUND FAMILY(2)
           ---------------                            ------------                   -----------------------
  Dr. Judith L. Craven                                    $0                                   $0
  William F. Devin                                         0                                    0
  Dr. Timothy J. Ebner                                     0                                    0
  Judge Gustavo E. Gonzales, Jr.                           0                                    0
  Dr. Norman Hackerman                                     0                                    0
  Dr. John W. Lancaster                                    0                                    0
  Kenneth J. Lavery                                        0                                    0
  Ben H. Love                                              0                                    0
  Dr. John E. Maupin, Jr.                                  0                                    0

------------------------
(1) Includes the value of shares beneficially owned by each Trustee in the Series Company as of August 31, 2004.

(2)  Includes the Series Company (15 series) and VALIC Company I (24 series).

INTERESTED TRUSTEES

                                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                  SECURITIES IN ALL REGISTERED
                                           DOLLAR RANGE OF EQUITY SECURITIES    INVESTMENT COMPANIES OVERSEEN BY
           NAME OF TRUSTEE                            IN THE FUND                    TRUSTEE IN FUND FAMILY
           ---------------                            -----------                    ----------------------
  Paige T. Davis                                           $0                                  $0
  Peter A. Harbeck                                         $0                                  $0


As of August 31, 2004, no Independent Trustee nor any of his or her immediate family members owned beneficially or of record any securities in VALIC or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.

COMPENSATION OF INDEPENDENT TRUSTEES

The following table sets forth information regarding compensation and benefits earned by the Independent Trustees for the fiscal year ending August 31, 2004. Interested Trustees (Mr. Harbeck was elected to the Board on October 22, 2001; Mr. Davis was elected to the Board effective July 15, 2002) are not eligible for compensation or retirement benefits and thus, are not shown in the Compensation Table.

                               COMPENSATION TABLE
                        FISCAL YEAR ENDED AUGUST 31, 2004


                                         AGGREGATE           TOTAL COMPENSATION FROM        PENSION OR RETIREMENT
                                     COMPENSATION FROM         FUND COMPLEX PAID TO        BENEFITS ACCRUED AS PART
         NAME OF TRUSTEE               SERIES COMPANY              TRUSTEES (1)               OF FUND EXPENSES (2)
         ---------------               --------------              ------------               ------------------
  Dr. Judith L. Craven                    $22,692                     $138,923                       $110,769
  William Devin                            22,692                      138,800                         92,435
  Dr. Timothy Ebner(3)                     19,288                       61,200                         90,139
  Judge Gustavo E. Gonzales(3)             20,364                       63,900                        140,952
  Dr. Norman Hackerman                     22,692                       72,000                        215,642
  Dr. John W. Lancaster                    22,761                       73,000                        219,709
  Kenneth J. Lavery                        20,045                       64,350                         48,850
  Ben H. Love                              22,798                       73,500                        216,721
  Dr. John E. Maupin, Jr.                  22,692                       72,000                        105,307



--------------------


(1) Dr. Craven and Mr. Devin oversee 76 funds in the Fund Complex. Drs. Ebner, Hackerman and Lancaster, Messrs. Lavery and Love, and Judge Gonzales oversee 39 funds in the Fund Complex. The "Fund Complex" includes the Series Company (15 funds), VALIC Company I (24 funds), AIG Series Trust, Inc. (4 funds), SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (6 funds), SunAmerica Focused Series, Inc. (15 portfolios), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (32 portfolios), and Season Series Trust (22 portfolios).



(2) All current trustees would earn ten or more years of service as of their normal retirement date. Complete years of services earned as of August 31, 2004, are as follows: Drs. Hackerman, Lancaster and Mr. Love - 10 or greater; Drs. Craven, Ebner, Maupin and Judge Gonzales - approximately 5 years. Mr. Devin and Mr. Lavery - approximately 3 years.



(3) Dr. Ebner and Judge Gonzales have chosen to defer a portion of VC II compensation under the Deferred Compensation Plan discussed below. As of August 31, 2004, the current value of the deferred compensation is $5,845 and $6,113 for Dr. Ebner and Judge Gonzales, respectively.


Effective January 1, 2001, the Board of Trustees approved a Deferred Compensation Plan (the "Deferred Plan") for its Independent Trustees who are not officers, directors, or employees of VALIC or an affiliate of VALIC. The purpose of the Deferred Plan is to permit such Independent Trustees to elect to defer receipt of all or some portion of the fees payable to them for their services to VC II, therefore allowing postponement of taxation of income and tax-deferred growth on the earnings. Under the Deferred Plan, an Independent Trustee may make an annual election to defer all or a portion of his/her future compensation from VC II.

The Series Company also offers Independent Trustees a retirement plan ("Retirement Plan") with benefits based upon the trustee's years of service and compensation at the time of retirement. The Series Company is responsible for the payment of the retirement benefits as well as all expenses of administration of the Retirement Plan including without limitation all administrative, accounting and legal fees. Benefits vested under the Retirement Plan are payable for a ten-year period. Additional years of service will not increase benefits.

The Retirement Plan provides for any Independent Trustee who has at least five years of consecutive service to be eligible to receive retirement benefits under the Retirement Plan. An Independent Trustee may retire upon attaining the age of 67 and must retire as of the last day of the calendar year in which he or she attains the age of 75. Any Independent Trustee who is 75 years of age or older on the date the Retirement Plan is adopted by the Board of Trustees of the Series Company may retire under the provisions of the Retirement Plan and may obtain the full benefits available to him or her under the Retirement Plan. Any Independent Trustee may receive retirement benefits under the Retirement Plan even if he or she retires before age 67 after five years of service if the

Nominating Committee in its sole judgement determines that as a consequence of ill health, disability or for any other reason the earlier retirement date is appropriate.

Retirement benefits under the Retirement Plan begin at 50% of an Independent Trustee's total compensation with five years of service and increases by 10% for each year of service by such Independent Trustee in excess of five years of service up to a maximum amount of 100% of the total compensation for any Independent Trustee who has completed ten or more years of service. Estimated benefits are as follows:

            PENSION TABLE -- ESTIMATED BENEFITS AT NORMAL RETIREMENT

                         YEARS OF SERVICE AT RETIREMENT


 COMPENSATION AT
    RETIREMENT         5 YEARS          6 YEARS         7 YEARS          8 YEARS          9 YEARS     10 OR MORE YEARS
     $20,000           $10,000          $12,000         $14,000          $16,000          $18,000         $20,000
     $30,000           $15,000          $18,000         $21,000          $24,000          $27,000         $30,000
     $40,000           $20,000          $24,000         $28,000          $32,000          $36,000         $40,000
     $50,000           $25,000          $30,000         $35,000          $40,000          $45,000         $50,000
     $60,000           $30,000          $36,000         $42,000          $48,000          $54,000         $60,000
     $70,000           $35,000          $42,000         $49,000          $56,000          $63,000         $70,000

To determine the estimated benefits at retirement, first find the amount of compensation at retirement (on the left) and then follow that line to the years of service at retirement. For example, a Trustee earning $40,000 upon retirement with 8 years of service would receive an estimated benefit of $32,000 per year for a ten-year period.

                                  BOND RATINGS

Moody's Investors Service, Inc.'s corporate bond ratings are as follows:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospect of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

Standard & Poor's Corporation classifications are as follows:

AAA -- This is the highest rating assigned by Standard & Poor's to a financial obligation and indicates an extremely strong capacity to meet its financial commitment.

AA -- An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is strong.

A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- Obligations rated "BBB" exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB-B-CCC-CC -- Obligations rated "BB", "B", "CCC" and "CC" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "CC" a higher degree of speculation. While such obligations will likely have some quality and protective characteristics, they may be outweighed by large uncertainties or major exposures to adverse conditions.

C -- The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L -- The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

* Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR -- Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody's Commercial Paper Ratings

The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the 1933 Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

-     Leading market positions in well established industries

-     High rates of return on funds employed

- Conservative capitalization structures with moderate reliance on debt and ample asset protection

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation

- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

Among the factors considered by Moody's in assigning commercial paper ratings are the following: (i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance;
(iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of ten years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strengths and weaknesses in respect of these criteria establish a rating in one of three classifications.

Standard & Poor's Commercial Paper Ratings

The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The rating is described by S&P as the investment grade category, the highest rating classification. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 -- Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

B -- Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D -- This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                VALIC COMPANY II

                            Part C. OTHER INFORMATION

ITEM 22. EXHIBITS

      a.    (1) Agreement and Declaration of Trust (1)
            (2) Amendment to Agreement and Declaration of Trust (2)
            (3) Amended and Restated Certificate of Trust dated 09/25/2000 (6)
            (4) Amended and Restated Certificate of Trust dated 12/31/2001. (8)
            (5) Certificate of Designation for:
                  (a) American General International Growth Fund (1)
                  (b) American General Large Cap Growth (1)
                  (c) American General Mid Cap Growth Fund (1)
                  (d) American General Small Cap Growth Fund (1)
                  (e) American General International Value Fund (1)
                  (f) American General Large Cap Value Fund (1)
                  (g) American General Mid Cap Value Fund (1)
                  (h) American General Small Cap Value Fund (1)
                  (i) American General Socially Responsible Fund (1)
                  (j) American General Balanced Fund (1)
                  (k) American General High Yield Bond Fund (2)
                  (l) American General Strategic Bond Fund (2)
                  (m) American General Domestic Bond Fund (1)
                  (n) American General Core Bond Fund (2)
                  (o) American General Money Market Fund (1)
                  (p) American General Growth Lifestyle Fund (1)
                  (q) American General Moderate Growth Lifestyle Fund (1)
                  (r) American General Conservative Growth Lifestyle Fund (1)
                  (s) American General S&P 500 Index Fund (1)
                  (t) American General Mid Cap Index Fund (1)
                  (u) American General Small Cap Index Fund (1)
                  (v) North American International Growth Fund (6)
                      North American - Goldman Sachs Large Cap Growth Fund North American - State Street Large Cap Value Fund
                      North American - INVESCO Mid Cap Growth Fund
                      North American - Neuberger Berman Mid Cap Value Fund North American - J.P. Morgan Small Cap Growth Fund
                      North American - Small Cap Value Fund
                      North American - AG Socially Responsible Fund
                      North American - AG Core Bond Fund
                      North American - AG High Yield Bond Fund
                      North American - AG Strategic Bond Fund
                      North American - AG Conservative Growth Lifestyle Fund North American - AG Aggressive Growth Lifestyle Fund North American - AG Moderate Growth Lifestyle Fund
                      North American - AG 2 Money Market Fund
                  (w) Amended and Restated Certificate of Designation.(8)
                      Aggressive Growth Lifestyle Fund
                      Capital Appreciation Fund
                      Conservative Growth Lifestyle Fund
                      Core Bond Fund High Yield Bond Fund
                      International Small Cap Equity Fund
                      Large Cap Value Fund
                      Mid Cap Growth Fund

                      Mid Cap Value Fund
                      Moderate Growth Lifestyle Fund
                      Money Market II Fund
                      Small Cap Growth Fund
                      Small Cap Value Fund
                      Socially Responsible Fund
                      Strategic Bond Fund

                  (x) Certificate of Designation of International Small Cap
                      Equity Fund formerly known as International Growth II Fund. Filed herewith.

            (6) Certificate of Termination For:
                 (1) American General S&P 500 Index Fund (2)
                 (2) American General Mid Cap Index Fund (2)
                 (3) American General Small Cap Index Fund (2)

      b. Bylaws (1)
      c. Not Applicable
      d. (1) Investment Advisory Agreement between the Registrant and The Variable Annuity Life Insurance Company ("VALIC") (2)
         (2) Investment Sub-Advisory Agreements between VALIC and each of the following Sub- Advisers:
                  (1) American General International Growth Fund (3)
                  (2) American General Large Cap Growth Fund (3)
                  (3) American General Mid Cap Growth Fund (3)
                  (4) American General International Value Fund, American
                      General Balanced Fund and American General Domestic Bond Fund (3)
                  (5) American General Large Cap Value Fund (3)
                  (6) American General Mid Cap Value Fund (3)
                  (7) Fiduciary Management Associates, Inc. (3)
                  (8) American General High Yield Bond Fund, American General
                      Strategic Bond Fund and American General Core Bond Fund(3)
                  (9) American General Investment Management, L.P.(3)
                  (10) Bankers Trust Company(4)
                  (11) Sub-Advisory Agreement between VALIC and INVESCO Funds
                       Group, Inc. dated September 28, 2000.(7)
         (4) Interim Investment Advisory Agreement between the Registrant and VALIC, dated August 29, 2001.(7)
         (5) Investment Sub-Advisory Agreements between VALIC and the following Sub-Advisers:
                  (1) American General Investment Management, L.P. dated August
                      29, 2001.(7)
                  (2) Fiduciary Management Associates, Inc. dated August 29,
                      2001.(7)
                  (3) Goldman Sachs Asset Management dated August 29, 2001.(7)
                  (4) J.P. Morgan Investment Management, Inc. dated August 29,
                      2001.(7)
                  (5) Neuberger Berman Management, Inc. dated August 29,
                      2001.(7)
                  (6) SSgA Funds Management, Inc. dated August 29, 2001.(7)
                  (7) Thompson, Siegel & Walmsley, Inc. dated August 29,
                      2001.(7)
                  (8) AIG Global Investment Corp. dated January 1, 2002.(8)
                  (9) Banc One Investment Advisers, Inc. dated January 1,
                      2002.(8)
                  (10) Credit Suisse Asset Management, LLC dated January 1,
                       2002.(8)
                  (11) Franklin Advisers, Inc. dated January 1, 2002.(8)
                  (12) Putnam Investment management, LLC dated January 1,
                       2002.(8)
                  (13) SunAmerica Asset Management Corp. dated January 1,
                       2002.(8)
                  (14) Wellington Management Company, LLP dated January 1,
                       2002. (8)
                  (15) A I M Capital Management, Inc.(11)

         (5) Investment Advisory Agreement between the Registrant and VALIC effective January 1, 2002. (8)

      e. Not Applicable

      f. Not Applicable

      g. (1) Custodian Contract between Registrant and State Street Bank and Trust Company (5)
         (2) Amendment to Custodian Contract dated October 18, 2000. (7)
         (3) Form of Securities Lending Authorization Agreement between Registrant and State Street Bank and Trust Company (2)

      h. (1) Transfer Agency and Service Agreement between Registrant and
             VALIC(5)
         (2) Amended and Restated Transfer Agency and Service Agreement between Registrant and VALIC dated October 17, 2000. (7)
         (3) Form of Data Access Services Agreement between Registrant and State Street Bank and Trust Company (2)
         (4) Accounting Services Agreement between Registrant and VALIC (5)
         (5) Amended and Restated Accounting Services Agreement between Registrant and VALIC dated April 1, 2001. (7)
         (6) Administrative Service Agreement between the Registrant and
             VALIC(5)
         (7) Shareholder Services Agreement between the Registrant and VALIC dated July 17, 2001.(7)
         (8) Administrative Services Agreement between the Registrant and SunAmerica Asset Management Corp. dated October 1, 2001. (7)
         (9) Remote Access Service Agreement between Registrant and State Street Bank and Trust Company dated August 18, 2003. (10)

      i. Opinion of Counsel. Filed herewith.

      j. Consent of Independent Auditors. Filed herewith.

      k. Not Applicable

      l. Subscription Agreements (2)

      m. Not Applicable

      n. Not Applicable

      o. Reserved

      p. (1) Code of Ethics - American General Investment Management, L.P.(7)
         (2) Code of Ethics - Fiduciary Management Associates, Inc.(7)
         (3) Code of Ethics - Goldman Sachs Asset Management.(7)
         (4) Code of Ethics - A I M Capital Management, Inc.(11)
         (5) Code of Ethics - J.P. Morgan Investment Management, Inc.(7)
         (6) Code of Ethics - Neuberger Berman Management, Inc.(7)
         (7) Code of Ethics - SSgA Funds Management, Inc.(11)
         (8) Code of Ethics - Thompson, Siegel & Walmsley, Inc.(7)
         (9) Code of Ethics - AIG Global Investment Corp.(8)
         (10) Code of Ethics - Banc One Investment Advisors, Inc.(11)
         (11) Code of Ethics - Credit Suisse Asset Management, LLC.(8)
         (12) Code of Ethics - Franklin Advisers, Inc.(11)
         (13) Code of Ethics - Putnam Investment Management, LLC.(8)
         (14) Code of Ethics - SunAmerica Asset Management Corp.(8)
         (15) Code of Ethics - Wellington Management Company, LLP.(8)
         (16) Code of Ethics - Credit Suisse Asset Management, LLC.(9)
         (17) Code of Ethics - AIG SunAmerica Asset Management Corp.(11)

Footnotes:

1. Incorporated herein by reference to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on July 6, 1998 (File Nos. 333-53589/811-08789, Accession No. 0000950129-98-002909).

2. Incorporated herein by reference to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on September 2, 1998 (File Nos. 333-53589/811-08789, Accession No. 0000950129-98-003747).

3. Incorporated herein by reference to the Registrant's Form N-SAR filed with the Securities and Exchange Commission on April 29, 1999 (File Nos. 333-53589/811-08789, Accession No. 0001062374-99-000009).

4. Incorporated herein by reference to the Registrant's Form N-SAR filed with the Securities and Exchange Commission on October 29, 1999 (File Nos. 333-53589/811-08789, Accession No. 0001062374-99-000019).

5. Incorporated herein by reference to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on January 3, 2000 (File Nos. 333-53589/811-08789, Accession No. 0000950129-00-000021).

6. Incorporated herein by reference to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on December 1, 2000 (File Nos. 333-53589/811-08789,
         Accession No. 0000950129-00-005815).

7. Incorporated herein by reference to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on December 18, 2001 (File Nos. 333-53589/811-08789,
         Accession No. 0000950129-01-504549).

8. Incorporated herein by reference to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on January 11, 2002 (File Nos. 333-53589/811-08789,
         Accession No. 0000950129-02-000161).

9. Incorporated herein by reference to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on December 19, 2002 (File Nos. 333-53589/811-08789,
         Accession No. 0000950129-02-006167).

10. Incorporated herein by reference to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on December 18, 2003 (File Nos. 333-53589/811-08789,
         Accession No. 0000950129-03-006222).

11. Incorporated herein by reference to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on October 20, 2004 (File Nos. 333-53589/811-08789,
         Accession No. 0000950129-04-007908).

ITEM 23.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         No person is controlled by or under common control with the Registrant.

ITEM 24. INDEMNIFICATION

         Incorporated herein by reference to Pre-Effective Amendment Number 2 to the Registrant's Form N-1A Registration Statement filed with the Securities and Exchange Commission on September 2, 1998 (File No. 333-53589/811-08789, Accession No. 0000950129-98-003747).

         Registrant has purchased and maintains liability insurance on behalf of any officer, director, employee or agent against any liabilities arising from such status. In this regard, Registrant maintains a Directors & Officers Professional Liability Insurance Policy of $40 million in the aggregate. Insurance providers are as follows:

                  Arch Insurance Company
                  One Liberty Plaza, 53rd Floor
                  New York, New York 10006

                  Twin City Fire Insurance Company
                  2 Park Avenue
                  New York, New York 10016

                  Liberty Insurance Company
                  55 Water Street, 18th Floor
                  New York, New York 10016

                  U.S. Specialty Insurance Company
                  37 Radio Circle Drive
                  P.O. Box 5000
                  Mount Kisco, New York 10549

                  Federal Insurance Company
                  55 Water Street
                  New York, New York 10041

         Section 3 of the Investment Advisory Agreement (the "Agreement") between the Registrant and VALIC provides that VALIC shall not be liable to the Registrant, or to any shareholder of the Registrant, for any act or omission in rendering services under the Agreement, or for any losses sustained in the purchase, holding or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties on the part of VALIC.

ITEM 25.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

         The only employment of a substantial nature of VALIC's directors and officers is with VALIC and its affiliated companies. Reference is also made to the caption "About the Series Company's Management" in the Prospectus which comprises Part A of the Registration Statement, and to the caption "Investment Adviser" of the Statement of Additional Information which comprises Part B of the Registration Statement.

ITEM 26.  NOT APPLICABLE.

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS

         The books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be in the physical possession of either:

THE DEPOSITOR:
The Variable Annuity Life Insurance Company
2929 Allen Parkway
Houston, Texas 77019

THE CUSTODIAN:
The State Street Bank and Trust Company
225 Franklin Street

Boston, Massachusetts 02110


THE ADMINISTRATOR
AIG SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311

INVESTMENT SUB-ADVISERS:

AIG Global Investment Corp.
175 Water Street
New York, New York 10038

AIG SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311

A I M Capital Management, Inc.
11 Greenway Plaza
Houston, Texas 77546

Banc One Investment Advisors, Inc.
1111 Polaris Parkway
Suite 2-G-J-L
Columbus, Ohio 43271

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017

Franklin Advisers, Inc.
One Franklin Parkway 920/2/SM
San Mateo, California 94403

SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

ITEM 28. MANAGEMENT SERVICES

There is no management-related service contract not discussed in Parts A or B of this Form N-1A.

ITEM 29. UNDERTAKINGS

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Houston, and the State of Texas, on the 29th day of December, 2004.

VALIC Company II

By /s/ Evelyn M. Curran
   ----------------------------------
Evelyn M. Curran
President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                                      TITLE                                       DATE
/s/ EVELYN M. CURRAN
---------------------
Evelyn M. Curran                               President (Principal Executive Officer)     December 29, 2004
/s/ GREGORY R. KINGSTON
-----------------------
Gregory R. Kingston                            Treasurer (Principal Financial Officer)     December 29, 2004
_________*___________
Judith L. Craven                               Trustee                                     December 29, 2004
_________*___________
Paige Davis                                    Trustee                                     December 29, 2004
_________*___________
William F. Devin                               Trustee                                     December 29, 2004
_________*___________
Timothy J. Ebner                               Trustee                                     December 29, 2004
_________*___________
Gustavo E. Gonzales, Jr.                       Trustee                                     December 29, 2004
_________*___________
Norman Hackerman                               Trustee                                     December 29, 2004
_________*___________
Peter A. Harbeck                               Trustee                                     December 29, 2004
_________*___________
John W. Lancaster                              Trustee                                     December 29, 2004
_________*___________
Kenneth J. Lavery                              Trustee                                     December 29, 2004
_________*___________
Ben H. Love                                    Trustee                                     December 29, 2004
_________*___________
John E. Maupin, Jr.                            Trustee                                     December 29, 2004

* By: /s/ NORI L. GABERT
      ------------------
       Nori L. Gabert
       Attorney-in-Fact

                                  EXHIBIT INDEX


ITEM 22.

a.5(x) Certificate of Designation of International Small Cap Equity Fund formerly known as International Growth II Fund.

i.       Opinion of Counsel.

j.       Consent of Independent Auditors.